January 27, 2023

Dear Fellow Shareholder:

At a meeting held on November 13-14, 2022, the Boards of Trustees of Harbor Funds and Harbor ETF Trust approved the reorganization of Harbor High-Yield Bond Fund (the “Acquired Fund”), a series of Harbor Funds, with and into Harbor Scientific Alpha High-Yield ETF (“Acquiring Fund”), a series of Harbor ETF Trust that operates as an exchange-traded fund (the “Reorganization”). After careful consideration, with respect to the fund that it oversees, each Board determined that the Reorganization is in the best interest of the fund’s shareholders and that the interests of shareholders will not be diluted as a result of the Reorganization.

Harbor Capital Advisors, Inc. serves as the investment adviser to the Acquired Fund and the Acquiring Fund. The Acquired Fund is subadvised by Shenkman Capital Management, Inc. (“Shenkman Capital”) and the Acquiring Fund is subadvised by BlueCove Limited (“BlueCove”). Following the Reorganization, BlueCove will serve as subadviser to the combined fund.

The Reorganization will provide you with the opportunity to participate in a fund with the same investment objective and similar investment strategies, policies and restrictions, and to benefit from the lower expense ratio of the Acquiring Fund. As a shareholder of an ETF, we believe you will also benefit from additional trading flexibility, increased transparency, and the potential for enhanced tax efficiency. We acknowledge, however, that the Reorganization will subject investors to certain ETF-specific risks, including the risk that shares of the Acquiring Fund will trade at market prices that may be above (premium) or below (discount) the Acquiring Fund’s net asset value.

The Reorganization is expected to occur on or about February 24, 2023. Upon completion of the Reorganization, you will become a shareholder of the Acquiring Fund and will therefore become a shareholder of an ETF rather than a mutual fund. The Reorganization does not require shareholder approval, and you are not being asked to vote on the Reorganization. The Reorganization is described in the enclosed Information Statement/Prospectus. We encourage you to review the Information Statement/Prospectus carefully.

We appreciate your continued support and confidence in Harbor Funds. If you have any questions, please contact us by calling toll-free 800-422-1050.

Sincerely,

Charles F. McCain

Chairman

INFORMATION STATEMENT/PROSPECTUS

January 27, 2023

Acquisition of the assets and liabilities of:

HARBOR HIGH-YIELD BOND FUND

(a series of Harbor Funds)

111 South Wacker Drive, 34th Floor

Chicago, IL 60606

800-422-1050

By and in exchange for shares of:

HARBOR SCIENTIFIC ALPHA HIGH-YIELD ETF

(a series of Harbor ETF Trust)

111 South Wacker Drive, 34th Floor

Chicago, IL 60606

800-422-1050

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement/Prospectus relates to the reorganization (the “Reorganization”) of the Harbor High-Yield Bond Fund (the “Acquired Fund”), a series of Harbor Funds (the “Acquired Fund Trust”), with and into the Harbor Scientific Alpha High-Yield ETF (the “Acquiring Fund” and together with the Acquired Fund, the “Funds”) a series of the Harbor ETF Trust (the “Acquiring Fund Trust”) that is structured as an exchange-traded fund (“ETF”). The Reorganization is expected to occur on or about February 24, 2023 (the “Closing Date”). This Information Statement/Prospectus is being mailed to shareholders of the Acquired Fund on or about January 27, 2023. It provides you with information about the Reorganization and sets forth concisely the information about the Acquiring Fund that a shareholder should know before investing, including the differences between an ETF and a mutual fund. Please read it carefully and keep it for future reference. If there is anything you do not understand, please call the toll-free number, 800-422-1050, or your financial intermediary.

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are also incorporated into this Information Statement/Prospectus by reference, which means they are part of the Information Statement/Prospectus for legal purposes:

●	The Prospectus dated March 1, 2022 of the Acquired Fund (Acc-no: 0001193125-22-050163), as supplemented (the “Acquired Fund Prospectus”);
●	The Prospectus dated March 1, 2022 of the Acquiring Fund, a copy of which accompanies this Information Statement/Prospectus (Acc-no: 0001193125-22-050186) (the “Acquiring Fund Prospectus”);
●	The Statement of Additional Information dated March 1, 2022 of the Acquired Fund (Acc-no: 0001193125-22-050163), as supplemented (the “Acquired Fund SAI”);
●	The Statement of Additional Information dated March 1, 2022 of the Acquiring Fund (Acc-no: 0001193125-22-050186) (the “Acquiring Fund SAI”);

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●	The Annual Report dated October 31, 2022 of the Acquired Fund (Acc-no: 0001193125-22-311533) (the “Acquired Fund Annual Report”);
●	The Annual Report dated October 31, 2022 of the Acquiring Fund (Acc-no: 0001193125-22-311370) (the “Acquiring Fund Annual Report”); and
●	The Statement of Additional Information dated January 27, 2023 relating to the Reorganization.

Shareholders may also obtain, free of charge, a copy of any of the above documents (1) online at harborcapital.com, (2) by calling 800-422-1050 or (3) by writing to Harbor Funds with respect to the Acquired Fund documents or by writing to Harbor ETF Trust with respect to the Acquiring Fund documents, both at 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

The securities offered by this Information Statement/Prospectus have not been approved or disapproved by the SEC or the CFTC, nor has the SEC or the CFTC passed upon the accuracy or adequacy of such Information Statement/Prospectus. Any representation to the contrary is a criminal offense.

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SYNOPSIS AND QUESTIONS RELATED TO THE REORGANIZATION

The questions and responses that follow provide information that may be particularly relevant to shareholders relating to the Reorganization. These responses are qualified in their entirety by the remainder of the Information Statement/Prospectus, which contains additional information and further details regarding the Reorganization.

1. What is happening?

The Boards of Trustees of the Acquired Fund Trust and the Acquiring Fund Trust (the “Boards” or the “Trustees”) have approved the Reorganization of the Acquired Fund into the Acquiring Fund. This means, following the transaction, you will no longer be a shareholder of the Acquired Fund and will instead be a shareholder of the Acquiring Fund. You will therefore be a shareholder of an ETF rather than a mutual fund. Following the Reorganization, the combined fund will be identical to the current Acquiring Fund. This is discussed in further detail throughout this Information Statement/Prospectus.

The Acquired Fund currently operates as an open-end mutual fund. The Acquiring Fund currently operates as an ETF. Differences between mutual funds and ETFs and potential impacts to shareholders are discussed below. The Acquired Fund and the Acquiring Fund have the same investment objectives (i.e., total return) and have similar investment strategies focused on investing in high-yield bonds. Harbor Capital Advisors, Inc. (the “Adviser”) serves as investment adviser for both Funds. The Acquired Fund and the Acquiring Fund are collectively referred to herein as the “Funds,” and each is referred to individually as a “Fund.”

The Acquired Fund is subadvised by Shenkman Capital Management, Inc. (“Shenkman Capital”) and the Acquiring Fund is subadvised by BlueCove Limited (“BlueCove”). Following the Reorganization, BlueCove will continue to serve as subadviser to the Acquiring Fund. Shenkman Capital will continue

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to serve as subadviser to the Acquired Fund and manage its portfolio until it is terminated on or about February 15, 2023. The Acquired Fund may depart from its stated investment objective and policies as it prepares to reorganize with and into the Acquiring Fund. The Adviser has instructed Shenkman Capital to sell securities that will not transfer to the Acquiring Fund and to otherwise manage the Acquired Fund in accordance with its principal investment strategy. Following the termination of Shenkman Capital as subadviser, a transition broker is expected to reposition the Acquired Fund’s portfolio at the direction of the Adviser in order to align it with that of the Acquiring Fund in advance of the Reorganization.

2. What will happen to my shares of the Acquired Fund as a result of the Reorganization?

The Reorganization will be accomplished in accordance with the Agreement and Plan of Reorganization and Liquidation (the “Plan”). The Plan provides for the transfer of all of the assets and liabilities of the Acquired Fund to the Acquiring Fund in exchange for: (1) the issuance to the Acquired Fund of shares of the Acquiring Fund having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shares of the Acquired Fund, minus: (i) the value of cash distributed to shareholders of the Acquired Fund in lieu of fractional shares of the Acquiring Fund; and (ii) the value of cash to be distributed to shareholders of the Acquired Fund who hold their shares in fund direct individual retirement accounts (“IRA”) which shall be exchanged for cash equal in value to the net asset value of such Acquired Fund shares; and (2) the distribution by the Acquired Fund of shares of the Acquiring Fund to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. You may receive a different number of shares of the Acquiring Fund than you held of the Acquired Fund. The exchange is expected to be tax-free for federal income tax purposes except with respect to cash received by shareholders of the Acquired Fund. The Acquired Fund will then be terminated.

On the Closing Date of the Reorganization, as defined below, shareholders of each class of the Acquired Fund will receive shares of the Acquiring Fund and, in some cases, cash that combined with the shares have the same value as their shares of the Acquired Fund on that date. For any fractional shares of the Acquired Fund owned by a shareholder at the time of the Reorganization, such shareholder shall receive a cash payment in lieu of fractional shares of the Acquiring Fund, which cash payment may be taxable. If you do not hold your shares of the Acquired Fund through a brokerage account that can accept shares of the Acquiring Fund on the Closing Date of the Reorganization, your shares will be held by a stock transfer agent until a brokerage account is identified or the account is converted to cash (subject to applicable federal or state laws concerning unclaimed property). If you hold your shares of the Acquired Fund through a fund direct IRA and do not take action prior to the Reorganization, you will receive a cash payment equal in value to the NAV of such Acquired Fund shares. If you hold your shares of the Acquired Fund through another type of retirement account and do not take action prior to the Reorganization, you may receive a cash payment equal in value to the NAV of such Acquired Fund shares. Receipt of cash may be taxable, including to shareholders of the Acquired Fund who hold their shares in fund direct IRAs or other retirement accounts. In addition to being treated as taxable income, in some cases, the cash payment may also be subject to a 10% early distribution tax. Please refer to Question 4 below for more information.

It is currently expected that the Reorganization will occur on or about February 24, 2023. The Acquired Fund was closed to new investors effective December 1, 2022. Existing shareholders may continue to purchase shares of the Acquired Fund (including through exchanges) until February 21, 2023. All purchases of shares of the Acquired Fund will be suspended on February 21, 2023 to enable the Reorganization to be effected. Existing shareholders may redeem shares of the Acquired Fund until February 23, 2023. Existing shareholders who redeem Acquired Fund shares will recognize a taxable gain or loss based on the difference between their tax basis in the shares and the amount received for them if the Acquired Fund shares are held in a taxable account.

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In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, it is expected that the Acquired Fund will distribute on or before the Closing Date all of its undistributed net investment income and net capital gains as of such date. Additional detail regarding the Reorganization can be found below in “Summary of Terms of the Plan”.

In anticipation of the Reorganization, Retirement Class, Administrative Class, and Investor Class shares of the Acquired Fund will be converted to Institutional Class shares several days in advance of the Reorganization. Following such conversion, the Adviser will waive fees and/or reimburse expenses for the Institutional Class to the extent necessary to limit its operating expenses, excluding interest expense (if any), to the expense ratio of the Retirement Class immediately prior to the conversion.

3. What are the differences between an ETF and a mutual fund?

ETFs are structurally different from mutual funds in several important aspects:

●	A mutual fund may offer multiple share classes with different sales charges, expenses, and/or minimum investments. An ETF will not issue multiple classes of shares.

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A mutual fund investor may purchase and redeem shares directly from the mutual fund (through a distributor or a financial intermediary). Most ETF investors will buy and sell shares in secondary market transactions through brokers.

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A mutual fund will accept purchase and redemption orders from any shareholders on days that the mutual fund is open for business, and those orders will be effected at that day’s NAV. An ETF will issue or redeem shares at its NAV per share only in one or more groupings of a large specified number of shares called a “Creation Unit,” on days that the ETF is open for business. Only an ETF’s “authorized participants” are permitted to engage in creation or redemption transactions directly with the ETF. All other shareholders will buy and sell shares of the ETF on an exchange at market price.

As a result of these structural differences, there are certain benefits associated with the ETF structure, such as secondary market liquidity, increased transparency, and the potential for increased tax efficiency. There are, however, certain risks associated with the ETF structure, including the risk that shares of an ETF will trade at market prices that are above (premium) or below (discount) NAV, or that an ETF’s “authorized participants” will not engage in creation or redemption transactions which could cause the Acquiring Fund’s shares to trade at a discount to NAV and possibly face trading halts and/or delisting.

The following are some unique features of ETFs as compared to mutual funds:

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Transparency. The Acquiring Fund is an ETF that operates with full transparency with respect to its portfolio holdings. The Acquiring Fund, like other transparent ETFs, makes its portfolio holdings public each day. This holdings information, along with other information about the Acquiring Fund, is found on the Harbor Capital website.

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Tax Efficiency. Shareholders of the Acquired Fund may benefit from the potential for greater tax efficiency with the ETF structure. While the tax treatment of ETFs and mutual funds is the same, the mechanics of the creation and redemption process for ETFs allows ETFs to acquire securities in-kind and redeem securities in-kind, which generally allows shareholders of an ETF to defer the realization of capital gains as the result of the ETF’s portfolio transactions. In contrast, when portfolio securities are sold within a mutual fund (either to rebalance the mutual

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fund’s holdings or to raise cash for redemptions), the sale can create capital gains within the mutual fund that impact all taxable shareholders of the mutual fund. However, given that the Acquiring Fund will effect some or all of its creations and redemptions for cash rather than in-kind, a shareholder will not benefit from the greater tax efficiency of the ETF structure to the same extent as a shareholder of an ETF that effects all of its creations and redemptions in-kind.

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Sales on an Exchange throughout the Day. ETFs provide shareholders with the opportunity to purchase and sell shares throughout the day at market-determined prices, instead of being required to wait to make a purchase or a redemption at the next calculated NAV per share at the end of the trading day. This means that when a shareholder decides to purchase or sell shares of the ETF, the shareholder can act on that decision immediately by contacting the shareholder’s broker to execute the trade. The market price of the ETF may be higher or lower than the ETF’s NAV per share, and might not be the same as the ETF’s next calculated NAV at the close of the trading day.

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Sales only through a Broker. Unlike a mutual fund’s shares, individual shares of ETFs, like the Acquiring Fund, are not purchased or sold at NAV directly with the ETF. Individual Acquiring Fund shares may only be purchased and sold through a broker at market prices. When buying and selling shares through a financial intermediary, a shareholder may incur brokerage or other charges determined by the financial intermediary, although ETFs trade with no transaction fees on many platforms. In addition, a shareholder of an ETF, such as the Acquiring Fund, may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Because ETF shares trade at market prices rather than at NAV, shares of an ETF, like the Acquiring Fund, may trade at a price less than (discount) or greater than (premium) the Acquiring Fund’s NAV. The trading prices of an ETF’s shares in the secondary market will fluctuate continuously throughout trading hours based on the supply and demand for the ETF’s shares and shares of the underlying securities held by the ETF, economic conditions and other factors, rather than an ETF’s NAV, which is calculated at the end of each business day.

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Risks. In addition to the risks associated with premiums/discounts and bid-ask spreads, ETFs are subject to the risk that an ETF’s “authorized participants,” which are the only entities that are permitted to engage in creation or redemption transactions directly with the ETF, do not engage in such transactions. There is no assurance that APs will establish or maintain an active trading market for the shares. A lack of an active trading market could cause the ETF’s shares to trade at a discount to NAV and possibly face trading halts and/or delisting.

4. What do I need to do to prepare for the Reorganization?

Upon the closing of the Reorganization, you will cease to be a shareholder of the Acquired Fund. It is important for you to determine whether you hold your shares of the Acquired Fund in the type of account that can accommodate the receipt of the Acquiring Fund shares that will be received in the Reorganization. If you hold your shares of the Acquired Fund in an account directly with the Acquired Fund at the Acquired Fund’s transfer agent or in a brokerage account with a financial intermediary that only allows you to hold mutual fund shares, you will need to set up a brokerage account that allows investment in ETF shares.

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Brokerage Account. If you hold your shares of the Acquired Fund through a brokerage account that can accept shares of an ETF on the Closing Date of the Reorganization, you will automatically become a shareholder of the Acquiring Fund. No further action is required. As described in more detail above, upon completion of the Reorganization, you will receive shares

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of the Acquiring Fund and, in some cases, cash having an aggregate NAV equal to the aggregate NAV of the shares of the Acquired Fund you owned on the Closing Date of the Reorganization. Shares of the Acquiring Fund are not issued in fractional shares. As a result, cash will be paid to shareholders in lieu of fractional shares, which cash payment may be taxable.

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Non-Accommodating Brokerage Accounts. If your shares are held in an account that cannot accept ETF shares, you will need to contact your financial intermediary to set up a brokerage account that permits investment in ETF shares. If such a change is not made before the Reorganization, the Acquiring Fund Shares received by you in the Reorganization will be held by a stock transfer agent, until a brokerage account is identified into which the stock transfer agent can transfer the shares. As planned, if the Acquiring Fund Shares are not transferred into a brokerage account within one year from the date of the Reorganization, the Acquiring Fund Shares will be converted to cash and the cash proceeds will be sent to the accountholder of record (subject to applicable federal or state laws concerning unclaimed property). The conversion of Acquiring Fund Shares to cash may be subject to fees and expenses and will likely be a taxable event for shareholders who hold their shares in a taxable account.

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Non-Accommodating Retirement Accounts. If you hold your shares of an Acquired Fund through an IRA or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the Reorganization, or your financial intermediary may transfer your investment in the Acquired Fund to a different investment option prior to the Reorganization.

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Fund Direct Accounts. If you hold your shares of the Acquired Fund in an account directly with the Acquired Fund at its transfer agent (a “fund direct account”), you should transfer your shares of the Acquired Fund to a brokerage account that can accept shares of the Acquiring Fund prior to the Reorganization. If such a change is not made before the Reorganization, the Acquiring Fund Shares received by you in the Reorganization will be held by a stock transfer agent, until a brokerage account is identified into which the stock transfer agent can transfer the shares. As planned, if the Acquiring Fund Shares are not transferred into a brokerage account within one year from the date of the Reorganization, the Acquiring Fund Shares will be converted to cash and the cash proceeds will be sent to the accountholder of record (subject to applicable federal or state laws concerning unclaimed property). The conversion of Acquiring Fund Shares to cash may be subject to fees and expenses and will likely be a taxable event for shareholders who hold their shares in a taxable account.

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Fund Direct IRA. If you hold your shares of the Acquired Fund through a fund direct IRA and do not take action to transfer your investment in the Acquired Fund to a different investment option prior to the Reorganization, your Acquired Fund shares will be exchanged for cash equal in value to the NAV of your Acquired Fund shares.

In some cases, the return of cash or the transfer of your investment may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash. Different tax considerations apply to you if you hold your shares of the Acquired Fund through a fund direct IRA or other retirement account and exchange your Acquired Fund shares for cash. Such exchange for cash may be treated as a taxable withdrawal or other taxable distribution by the IRA or other retirement account to you. In some cases, such withdrawals or distributions may also be subject to a 10% early distribution tax. Please consult with your financial intermediary for more information on the impact that the Reorganization will have on you and your investments.

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If you are unsure about the ability of your account to accept shares of the Acquiring Fund, please call 800-422-1050 or contact your financial advisor or other financial intermediary.

No action on the part of the Acquired Fund or its shareholders is required for shareholders that hold shares of the Acquired Fund through a brokerage account that can hold shares of the Acquiring Fund.

If your Acquired Fund Shares are transferred to a transfer agent account as described above or if you hold Acquired Fund Shares through a fund direct account and wish to transfer your shares to a brokerage account that can hold ETF shares prior to the Reorganization, transferring your shares to a brokerage account should be a simple process. If you have a brokerage account or a relationship with a brokerage firm, please talk to your broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with the Acquired Fund into your brokerage account. Also inform your broker that such an account will need to be set up to accept ETF shares. If you don’t have a brokerage account or a relationship with a brokerage firm, you will need to open an account.

We suggest you provide your broker with a copy of your quarterly statement from the Acquired Fund. Your broker will require your account number with the Acquired Fund, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign that form, your broker will submit the form to the transfer agent directly, and the shares will be transferred into your brokerage account. The sooner you initiate the transfer, the better.

Individual shares of the Acquiring Fund may only be purchased and sold in the secondary market. Shares of the Acquiring Fund are listed on NYSE Arca, Inc. Shares of the Acquiring Fund may also be traded on other national securities exchanges, electronic crossing networks, and other alternative trading systems. Should you decide to purchase or sell shares of the Acquiring Fund after the Reorganization, you will need to place a trade through a broker who will execute your trade in the secondary market at prevailing market prices. Because the Acquiring Fund’s shares trade at market prices rather than at NAV, the Acquiring Fund’s shares may trade at a price less than (discount) or greater than (premium) the Acquiring Fund’s NAV. As with all transactions for ETFs, your broker may charge a commission for purchase and sale transactions.

5. Why is the Reorganization occurring and what are the benefits of merging the Acquired Fund into the Acquiring Fund?

The Adviser believes that the Reorganization is in the best interest of both Acquired Fund and Acquiring Fund shareholders.

The Reorganization is designed to reduce existing overlap in funds within the same asset class (i.e., high-yield bond funds) offered within the Harbor funds lineup and create a larger combined fund. The Reorganization will provide Acquired Fund shareholders with the opportunity to participate in a fund with the same investment objective and similar investment strategies, policies and restrictions, and to benefit from the lower expense ratio of the Acquiring Fund. The total expense ratio of the Acquiring Fund is lower than that of each class of the Acquired Fund. (Please see Question 8 below for a description of fees and expenses.)

In addition, as a shareholder of the Acquiring Fund, you will benefit from additional trading flexibility, increased transparency, and the potential for enhanced tax efficiency as a result of the Acquiring Fund being structured as an ETF.

With respect to the respective Fund that it oversees, each Board believes that the Reorganization is in the best interest of the Fund’s shareholders and that the interests of shareholders will not be diluted as

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a result of the Reorganization. For a complete discussion of the factors considered by the Boards in approving the Reorganization, please see “Background and Reasons for the Reorganization” below.

6. How much of the Acquired Fund’s portfolio will be repositioned in connection with the Reorganization?

The Adviser estimates that 91% of the Acquired Fund’s portfolio will be repositioned prior to the Reorganization. The Adviser notes that the Acquired Fund and Acquiring Fund are managed by different subadvisers and therefore, while both principally invest in high-yield bonds, the Funds have different investment profiles. For example, the Acquired Fund’s investment universe, unlike that of the Acquiring Fund, includes non-high-yield bonds such as bank loans and convertible securities, and the portfolio reflects an overweight to bonds of shorter maturities. The Acquired Fund also invests in high-yield bonds of issuers with and without public equity outstanding whereas the Acquiring Fund generally only invests in high-yield bonds of issuers with public equity outstanding. The Acquiring Fund is managed with an emphasis on adding value relative to the benchmark with security selection and minimizing the contributions to relative performance from decisions to own out of benchmark securities and to over- or underweight bonds in certain sectors, duration ranges, or quality tiers. Accordingly, it is expected that the Acquired Fund’s investment in high-yield bonds of issuers without public equity outstanding and non-high-yield bond investments including bank loans and convertible securities will be sold prior to the Reorganization. Further, it is expected that the Acquired Fund’s portfolio will be repositioned so that its duration is in line with the benchmark.

For additional information regarding the subadvisers’ investment strategies, see How do the Funds compare? below.

7. How do the Funds compare?

The investment objectives of the Funds are the same and there are many similarities in their principal investment strategies. Both Funds seek total return. While both the Acquired and Acquiring Funds invest, under normal market conditions, at least 80% of their net assets, plus borrowings for investment purposes, in below investment grade corporate bonds, the Acquiring Fund also includes unrated securities that BlueCove considers to be of equivalent credit quality, including derivatives, toward the 80% test. Only U.S. dollar denominated securities are considered for investment in the Acquired Fund, while the Acquiring Fund invests primarily in U.S. dollar denominated securities (typically at least 60% of its assets although this may vary from time to time). Additionally, the Acquired Fund may invest up to 20% of its net assets in bank loans, while the Acquiring Fund does not invest in bank loans as part of its principal investment strategy. Both the Acquired Fund and Acquiring Fund may invest in credit default swaps, although the Acquiring Fund may also invest in other types of derivatives, such as futures.

While both Funds focus on investing in the high-yield market, the different investment approaches utilized by the Funds’ subadvisers result in different portfolio positioning and risks. BlueCove uses quantitative models based on market data and other metrics for Acquiring Fund portfolio selection, while Shenkman performs bottom-up fundamental analysis to choose investments for the Acquired Fund. From an investment positioning perspective, BlueCove typically seeks to have a risk profile similar to the Acquiring Fund’s benchmark (ICE BofA US High Yield Index), while Shenkman Capital consistently has a lower risk profile than the Acquired Fund’s benchmark, which is itself less risky (the ICE BofA US Non-Distressed High Yield Index). The Acquired Fund’s portfolio is also generally more diversified than the Acquiring Fund’s portfolio. However, as noted above, the Acquired Fund invests a portion of its assets in bank loans and convertible securities, while the Acquiring Fund does not. Over time, the Adviser expects the absolute risk profile of the Acquiring Fund to be higher than that of the Acquired Fund but expects the Acquiring Fund’s relative risk profile (i.e., tracking error relative to the benchmark) to be more consistent.

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While the Principal Risks of investing in the Funds are substantially similar, there are some differences as a result of the different investment approaches and the Acquiring Fund’s ETF structure. Most significantly, the Acquired Fund (unlike the Acquiring Fund) is subject to risks associated with investments in bank loans, equity-related investments, convertible securities, and privately held companies, while the Acquiring Fund (unlike the Acquired Fund) is subject to risks associated with the use of quantitative models, investment in foreign securities, and trading risks associated with ETF shares.

Comparison of the Acquired Fund and Acquiring Fund

	Acquired Fund	Acquiring Fund

Investment Objective	The Fund seeks total returns (i.e., current income and capital appreciation).	The Fund seeks total return.

Principal Investment Strategy

Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in a diversified portfolio of below investment-grade, high-risk, corporate bonds that are rated below Baa3 by Moody’s or below BBB- by S&P or Fitch, commonly referred to as “high yield” or “junk” bonds. These bonds may pay interest on a semi-annual basis (i.e., cash pay bonds) or have a deferred interest feature (i.e., zero coupon bonds). Only U.S. dollar denominated securities are considered for investment in the Fund.

The Fund may invest up to 20% of its net assets in bank loans and up to 10% of its total assets in equity securities, including common stock. Additionally, the Fund may invest a portion of its assets in credit default swaps in which the Fund may be either the buyer or the seller. The Fund also may invest in private placements.

Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in a portfolio of below investment-grade corporate bonds, commonly referred to as “high yield” or “junk” bonds, or unrated securities that BlueCove considers to be of an equivalent credit quality, which may be represented by derivative instruments, including futures and swaps. BlueCove determines whether a bond is rated below investment grade using a composite rating calculated by assigning a numerical value to those ratings of Moody’s, S&P and Fitch which are available for the bond and averaging those amounts to determine the rating. The Fund invests primarily in U.S. dollar denominated securities, including those of foreign issuers. Derivative instruments in which the Fund may invest include credit-default swaps and U.S. Treasury futures. The Fund may also invest in exchange-traded funds to manage aggregate portfolio exposures.

Shenkman Capital believes that the risk of investing in high yield securities is asymmetrical, with the risk of loss generally being greater than the potential for price appreciation in the same securities. High yield securities

BlueCove defines scientific alpha as the investment returns generated from following a structured investment process based on the testing of investment hypotheses using historical data. BlueCove’s portfolio management

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can experience significant price declines if the company defaults on its payment obligations or if the market perceives the company’s ability to pay as becoming materially weaker, whereas there may be more limited potential for price appreciation if the market perceives the company’s ability to pay as becoming materially stronger. Further, lower liquidity in the high yield market can make it more difficult to reposition the Fund’s portfolio during periods of market stress, such as by moving from companies with higher default risk to companies with lower default risk.

team retains discretion with respect to all investment decisions.

Shenkman Capital’s heightened sensitivity to the downside risk of high yield investing underpins its approach of seeking to (i) identify individual companies that it believes have the financial capacity to continue to meet their payment obligations on their securities through a range of market cycles, and (ii) avoid companies evidencing a higher risk of default. This approach involves Shenkman Capital conducting in-depth, bottom-up fundamental analysis and using internally developed proprietary tools to assess the potential risk and relative value of each potential company investment. In particular, Shenkman Capital seeks to focus on a variety of factors involving each company, including:

●   Analyses of business risks (including leverage and technology risk) and macro risks (including interest rate trends, capital market conditions and default rates)

BlueCove’s investment process utilizes proprietary quantitative models to produce investment recommendations. BlueCove generates proprietary insights based on its experience and reasoned intuition to form an investment hypothesis. Using historical market data, BlueCove back-tests each investment hypothesis to determine whether actual observations appear consistent with the hypothesis over time. BlueCove’s back-testing process involves the development of research parameters, internal peer review, and consideration of a wide range of analyses. Insights are weighted in BlueCove’s models according to their deemed strength in predicting returns, as determined by BlueCove through this testing process. In managing the Fund, BlueCove will rely on insights that seek to target idiosyncratic company and security specific risk, which form the basis of security selection decisions and assess metrics such as company strength, company outlook, and credit spreads. In addition, the

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●   Assessment of the industry’s attractiveness and competitiveness

●   Evaluation of the company’s business, including core strengths and competitive weaknesses

●   Qualitative evaluation of the management team, including in-person meetings or conference calls with key managers

●   Qualitative and quantitative analyses of the company’s capital structure, including how a particular security is prioritized, and financial position, including a detailed review of the company’s financial statements and ability to access the capital markets

●   Evaluation of the terms of the company’s debt offering, including the operation of any restrictive covenants affecting the company, such as the company’s ability to pay dividends or incur debt

●   Assessment of the liquidity of the company’s securities

●   Assessment of the impact an investment in the company could have on portfolio diversification

●   Consideration of environmental, social, and governance (ESG) factors, that may impact a company’s future prospects, operating performance, or valuation.

This approach normally leads Shenkman Capital to avoid investing in those high yield securities that are considered by the market to be “distressed”, which generally means those securities that pay interest at much higher rates relative to other similarly rated bonds to compensate the purchasers for taking on a perceived higher risk of default. Shenkman Capital believes its approach can provide greater downside protection for the Fund’s

Fund will rely on BlueCove’s market timing insights which BlueCove uses to form a view on the attractiveness of credit and interest rate markets and assess metrics such as market expectations for growth and credit default rates. BlueCove’s models consider data from multiple sources, including issuer-specific and macroeconomic information such as company cash flow, default risk, and earnings expectations. BlueCove expects that the majority of the Fund’s total returns will be generated from security selection of high yield bonds. Positions are sized based on an optimization which aims to effectively translate the insights gleaned from BlueCove’s proprietary models into portfolio positions. BlueCove’s optimization process seeks to maximize total returns while minimizing expected risk and transaction costs. BlueCove measures risk at the portfolio level and on each instrument. Furthermore, concentration risk is minimized by capping exposures based on internal limits for single issuer and single issue positions. BlueCove conducts performance measurement and risk analysis to seek to validate the accuracy of the investment process with the aim of achieving continuous improvement over time. BlueCove may engage in frequent trading in the Fund to achieve its principal investment strategies.

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portfolio over full market cycles, although at the expense of potentially greater appreciation during those periods in a full market cycle where the U.S. economy is experiencing stronger growth and/or stronger stock price appreciation. Periods of stronger economic growth and/or stock price appreciation tend to buoy high yield companies generally, depress default rates below historical levels and limit the benefits that can potentially come from conducting fundamental credit research. Shenkman Capital utilizes internally generated ESG-related research. ESG considerations are integrated into Shenkman Capital’s overall credit research process.

Duration/Maturity: Although duration may be one of the characteristics considered in security selection, the Fund does not focus on bonds with any particular duration or maturity and does not seek to maintain the maturity of the Fund’s portfolio in any particular range. The weighted average maturity of the Fund’s portfolio was 3.79 years as of September 30, 2022.

Duration/Maturity: Although duration may be one of the characteristics considered in security selection, the Fund does not focus on bonds with any particular duration or maturity and does not seek to maintain the maturity of the Fund’s portfolio in any particular range. The weighted average maturity of the Fund’s portfolio was 4.48 years as of September 30, 2022.

Credit Quality: The Fund invests primarily in below investment-grade debt securities, commonly referred to as “high-yield” or “junk” bonds, but may invest up to 20% of its net assets in investment-grade securities, including U.S. Treasury and U.S. government agency securities. As such, the Fund’s average weighted portfolio quality varies from time to time, depending on the level of assets allocated to such securities. Shenkman Capital does not seek to actively invest in defaulted securities.

Credit Quality: The Fund invests primarily in below investment-grade debt securities, commonly referred to as “high yield” or “junk” bonds, but may invest in other fixed income instruments. As such, the Fund’s weighted average portfolio quality varies from time to time, depending on the level of assets allocated to such securities. BlueCove does not seek to actively invest in defaulted securities.

Principal Risks	The principal risks for the Funds are substantially similar. Please refer to “Risk Factors” below for a discussion of these risks.

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Fundamental Investment Policies

There are no material differences between the fundamental investment policies of the Funds. The fundamental investment restrictions for the Acquired Fund explicitly contemplate issuance of multiple series and classes of shares, while the investment restrictions for the Acquiring Fund do not, but are interpreted in the same manner. Please refer to each Fund’s SAI for more information about the Funds’ fundamental investment policies.

Investment Adviser

Harbor Capital Advisors, Inc. (the “Adviser”) serves as the investment adviser to the Funds.

In order to more effectively manage the Funds, Harbor Funds and the Acquired Fund Trust have been granted an order from the Securities and Exchange Commission (“SEC”), which extends to the Acquiring Fund Trust, permitting the Adviser, subject to the approval of the applicable Board of Trustees, to select subadvisers not affiliated with the Adviser to serve as portfolio managers for the Harbor funds, and to enter into new subadvisory agreements and to materially modify existing subadvisory agreements with such unaffiliated subadvisers, all without obtaining shareholder approval.

Investment Subadviser	Shenkman Capital	BlueCove
Portfolio Managers

Mark Shenkman, CFA, is the President, Founder and a Director of Shenkman Capital and has co-managed the Fund since its inception in 2002.

Justin Slatky, CFA, is an Executive Vice President, Chief Investment Officer, and Senior Portfolio Manager of Shenkman Capital and has co-managed the Fund since 2012. Mr. Slatky has been involved in portfolio management for the Fund since 2011.

Eric Dobbin, CFA, is a Senior Vice President and Senior Portfolio Manager of Shenkman Capital and has co-managed the Fund since 2012. Mr. Dobbin has been involved in portfolio management for the Fund since 2006.

Benjamin Brodsky, CFA, is Chief Investment Officer of BlueCove and has managed the Fund since its inception in September 2021.

Michael Harper, CFA is Head of Portfolio Management of BlueCove and has managed the Fund since its inception in September 2021.

Benoy Thomas, CFA, is Head of Credit of BlueCove and has managed the Fund since its inception in September 2021.

Garth Flannery, CFA, is Head of Asset Allocation of BlueCove and has managed the Fund since its inception in September 2021.

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Robert Kricheff, CFA, is a Senior Vice President, Portfolio Manager, and Global Strategist of Shenkman Capital and has co-managed the Fund since 2015. Mr. Kricheff has been involved in portfolio management for the Fund since 2013.

Neil Wechsler, CFA, is a Senior Vice President, Portfolio Manager, and Credit Analyst of Shenkman Capital and has co-managed the Fund since 2017. Mr. Wechsler has been involved in portfolio management for the Fund since 2016.

Jordan Barrow, CFA, is a Senior Vice President and Portfolio Manager of Shenkman Capital and has co-managed the Fund since 2020. Mr. Barrow has been involved in portfolio management for the Fund since 2019.

The SAI provides additional information regarding the portfolio managers’ compensation, other accounts managed by these portfolio managers and their ownership of shares of the Funds.
Benchmark Index	The Fund’s primary benchmark is the ICE BofA US Non-Distressed High Yield Index and its secondary benchmark is the ICE BofA US High Yield Index.	The Fund’s benchmark is the ICE BofA US High Yield Index.
Portfolio Turnover	The Acquired Fund’s portfolio turnover rate for the most recent fiscal year was 91%.	The Acquiring Fund’s portfolio turnover rate for the most recent fiscal year was 114%.
Share Class Availability	Retirement Class, Institutional Class, Administrative Class and Investor Class shares are available for the Fund.	The Acquiring Fund only offers one share class.

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Buying and Selling Fund Shares

Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.

Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Shares of the Fund are listed and traded on an exchange at market price throughout the day rather than at NAV and may trade at a price greater than the Fund’s NAV (premium) or less than the Fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spread, is available at harborcapital.com.

	By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
	By Telephone	800-422-1050
	By Visiting Our Website	harborcapital.com

Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.

The minimum initial investment amounts are described below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.

For Retirement Class shares, the minimum initial investment is $1,000,000 regardless of the type of account in which the shares are held. For Institutional Class shares, the minimum initial investment is $1,000 regardless of the type of account in which the shares are held. For Administrative Class shares, the minimum initial investment is $50,000 for accounts maintained by financial intermediaries but there is no minimum initial investment for employer-sponsored retirement or benefit plans. For Investor Class shares, the minimum initial investment is $2,500 for shares held in a regular account and $1,000 for shares held in an Individual Retirement Account or Custodial Account.

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Tax Information

Distributions you receive from either Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.

Payments to Broker-Dealers and Other Financial Intermediaries

The Adviser and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

The Adviser and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

Commodity Pool Operator Status

The Adviser is registered as a “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended (“CEA”), and is a member of the National Futures Association. However, the Adviser with respect to the Fund, has filed a notice of eligibility with the National Futures Association to claim an exclusion from the definition of the term CPO under the CEA, and, therefore, the Adviser is not subject to registration or regulation as a CPO under the CEA and the rules thereunder with respect to the Fund. Because the Adviser intends to operate the Fund in a manner that would permit it to continue to remain eligible for the exclusion, the Fund will be limited in its ability to use certain financial instruments regulated under the CEA, including futures contracts and options on futures contracts, which may

The Adviser is registered as a CPO with respect to the Fund and BlueCove is registered as a “commodity trading advisor” under the CEA and each is a member of the National Futures Association.

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adversely impact the Fund’s return. In the event the Adviser becomes unable to rely on the exclusion and operates the Fund subject to CFTC regulation, the Fund may incur additional expenses.

Comparison of Principal Investment Risks of Investing in the Funds

There is no guarantee that the investment objective of a Fund will be achieved. Fixed income securities fluctuate in price in response to various factors, including changes in interest rates, changes in market conditions and issuer-specific events, and the value of your investments in the Funds may go down. This means that you could lose money on your investments in the Funds or the Funds may not perform as well as other possible investments. For the purpose of the below section titled “Principal investment risks applicable to each Fund”, “the Fund” refers to each Fund. The risks of investing in the Funds are substantially similar, except that the Acquiring Fund is subject to certain risks specific to operating as an ETF as set forth below. In addition, there are certain other differences in risks resulting from the differences in investment strategies between the Acquired and Acquiring Funds. Principal risks impacting the Funds include:

Types of Risks	Acquired Fund	Acquiring Fund

Model Risk		✓

Premium/Discount Risk		✓

Market Risk	✓	✓

Inflation Risk		✓

Authorized Participant Concentration/Trading Risk		✓

Cash Transactions Risk		✓

Credit Risk	✓	✓

Derivatives Risk	✓	✓

ETF Risk		✓

Extension Risk	✓	✓

Foreign Securities Risk		✓

Interest Rate Risk	✓	✓

Issuer Risk	✓	✓

Liquidity Risk	✓	✓

New Fund Risk		✓

Prepayment Risk	✓	✓

Selection Risk	✓	✓

U.S. Government Securities Risk		✓

Bank Loan Risk	✓

Equity Risk	✓

ESG Factors Risk	✓

Privately Held Companies Risk	✓

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Principal investment risks applicable to each Fund

High-Yield Risk: There is a greater risk that the Fund will lose money because it invests primarily in below investment-grade fixed income securities and unrated securities of similar credit quality (commonly referred to as “high-yield securities” or “junk bonds”). These securities are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.

Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.

Credit Risk: The issuer or guarantor of a security owned by the Fund could default on its obligation to pay principal or interest or its credit rating could be downgraded. Likewise, a counterparty to a derivative or other contractual instrument owned by the Fund could default on its obligation. This risk may be higher for below investment-grade securities.

Derivatives Risk: The value of derivative instruments held by the Fund may not change in the manner expected by the Subadviser and/or Adviser, as applicable, which could result in disproportionately large losses to the Fund. Derivatives may also be more volatile than other instruments and may create a risk of loss greater than the amount invested. In addition, certain derivatives may be difficult to value and may be illiquid.

Extension Risk: When interest rates are rising, certain callable fixed income securities may be extended because of slower than expected principal payments. This would lock in a below-market interest rate, increase the security’s duration and reduce the value of the security.

Interest Rate Risk: As interest rates rise, the values of fixed income securities held by the Fund are likely to decrease and reduce the value of the Fund’s portfolio. Securities with longer durations tend to be more sensitive to changes in interest rates and are usually more volatile than securities with shorter durations. For example, a 5 year average duration generally means the price of a fixed income security will decrease in value by 5% if interest rates rise by 1%. Rising interest rates may lead to increased redemptions, increased volatility and decreased liquidity in the fixed income markets, making it more difficult for the Fund to sell its fixed income securities when the Subadviser may wish to sell or must sell to meet redemptions. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns or minimize the volatility of the Fund’s net asset value per share. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments.

Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s stock, sometimes rapidly or unpredictably.

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Liquidity Risk: A particular investment may be difficult to purchase or sell and the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. Valuation of investments may be difficult, particularly during periods of market volatility or reduced liquidity and for investments that trade infrequently or irregularly. In these circumstances, among others, an investment may be valued using fair value methodologies that are inherently subjective and reflect good faith judgments based on available information.

Prepayment Risk: When interest rates are declining, the issuer of a fixed income security, including a pass-through security such as a mortgage-backed or an asset-backed security, may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities.

Selection Risk: The Subadviser’s judgment about the attractiveness of a particular security may be incorrect. The Subadviser and/or Adviser, as applicable, potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations. Thus, investments that the Subadviser and/or Adviser, as applicable, believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by the Subadviser and/or Adviser, as applicable, and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.

Principal investment risks applicable to the Acquired Fund only

Bank Loan Risk: Investments in loans and other forms of direct indebtedness may involve greater risk than investments in bonds of corporate issuers. In addition to being subject to the credit risk of the corporate borrower, investments in loans and other forms of direct indebtedness tend to be less liquid than corporate bonds and are often subject to restrictions on resale. Transactions in such loans can take significantly longer to occur, because of substantially longer settlement periods and/or the need to engage in negotiations with the borrower regarding the disposition, meaning the Fund may not have access to the sale proceeds for a substantial period of time after the sale.

Equity Risk: The values of equity or equity-related securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a

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particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

ESG Factors Risk: The Subadviser and/or Adviser, as applicable, considers certain ESG factors in evaluating company quality which may result in the selection or exclusion of securities for reasons other than performance and the Fund may underperform relative to other funds that do not consider ESG factors.

Privately Held Company Risk: Investments in equity securities of privately held companies involve greater risk than investments in equity securities of public companies. Because there is no public market for the company’s securities, it can be difficult to determine current valuations for the overall company and the related securities held by the Fund. Further, the Fund would not be able to sell these securities until a liquidity event occurs, such as an initial public offering of the company’s stock, which is normally outside the control of the Fund and Subadviser. Accordingly, these securities are considered illiquid. There is also significantly less information available about these companies’ business models, quality of management, earnings growth potential and other criteria used to evaluate their investment prospects.

Principal investment risks applicable to the Acquiring Fund only

Model Risk: There are limitations inherent in every quantitative model. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, historical trends in data may not be predictive going forward. The strategies and techniques employed in a quantitative model cannot fully match the complexity of the financial markets and therefore sudden unanticipated changes in underlying market conditions can significantly impact their performance. The effectiveness of the given strategy or technique may deteriorate in an unpredictable fashion for any number of reasons including, but not limited to, an increase in the amount of assets managed or the use of similar strategies or techniques by other market participants and/or market dynamic shifts over time. In addition, factors that affect a security’s value can change over time, and these changes may not be reflected in the quantitative model. Any model may contain flaws the existence and effect of which may be discovered only after the fact or not at all. There can be no assurances that the strategies pursued or the techniques implemented in the quantitative model will be profitable, and various market conditions may be materially less favorable to certain strategies than others. Even in the absence of flaws, a model may not perform as anticipated.

Premium/Discount Risk: The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Adviser cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences

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may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. This may result in the Fund’s shares trading significantly above (premium) or below (discount) the Fund’s net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asst value. However, given that shares can be purchased and redeemed in Creation Units to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.

Inflation Risk: As inflation rises, the value of assets of or income, from the Fund’s investments may be worth less, as inflation decreases the value of payments at future dates. As a result, the real value of the Fund’s portfolio could decline.

Authorized Participant Concentration/Trading Risk: Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the Fund’s net asset value and to face trading halts and/or delisting. This risk may be heightened during periods of volatility or market disruptions.

Cash Transactions Risk: The Fund will effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs.

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ETF Risk: The Fund’s investment in shares of ETFs subjects it to the risks of owning the securities underlying the ETF, as well as the same structural risks faced by an investor purchasing shares of the Fund, including premium/discount risk and trading issues risk. As a shareholder in another ETF, the Fund bears its proportionate share of the ETF’s expenses, subjecting Fund shareholders to duplicative expenses.

U.S. Government Securities Risk: Securities issued or guaranteed by U.S. government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. government. As a result, no assurance can be given that the U.S. government will provide financial support to these securities or issuers (such as securities issued by the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation). Although certain government securities are backed by the full faith and credit of the U.S. government (such as securities issued by the Government National Mortgage Association), circumstances could arise that would delay or prevent the payment of interest or principal. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future and, in these circumstances, the Fund’s returns may be adversely affected.

More details regarding each Fund’s investment strategy and the practices employed by each Fund, together with their risks, can be found in each Fund’s Prospectus and the SAI. For more information regarding each Fund’s investment policies and restrictions, see, among other disclosures, “Principal Investment Strategy” and “Principal Risks” in the Prospectus and “Additional Policies and Investment Techniques,” “Investment Policies” and “Investment Restrictions” in the SAI.

Information about the Acquired Fund is incorporated by reference from its Prospectus. The Prospectus is available without charge upon request.

8. How will the Reorganization affect shareholder fees and expenses?

Shareholders of the Acquired Fund are expected to benefit from reduced total expenses as a result of the Reorganization. The following discussion compares the fees and expenses of the Funds before and after the Reorganization. Fees and expenses of the Funds are for the fiscal year ended October 31, 2022.

The tables below are provided to help you understand the expenses of investing in the Funds, including estimates of pro forma expenses of the Acquiring Fund after giving effect to the Reorganization. Following the Reorganization, shareholders of the Acquired Fund will be subject to the actual fees and expenses of the Acquiring Fund, which may not be the same as the pro forma combined fees and expenses. Future fees and expenses may be greater or lesser than those indicated below.

ANNUAL FUND OPERATING EXPENSES

These tables describe the fees and expenses you pay if you buy and hold shares of the Funds. The tables do not reflect brokerage commissions you may pay when buying or selling shares of the Funds.

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As shown in greater detail in the tables below, the Acquiring Fund’s “Annual Fund Operating Expenses” are lower than the “Annual Fund Operating Expenses” for each class of the Acquired Fund’s for the fiscal year ended October 31, 2022. It is estimated that the pro forma “Annual Fund Operating Expenses” of the combined fund will be lower than the expenses of each class of shares of the Acquired Fund.

Harbor High-Yield Bond Fund
	Retirement Class	Institutional Class	Administrative Class	Investor Class

Management Fees[1]	0.60%	0.60%	0.60%	0.60%

Distribution and Service (12b-1) Fees	None	None	0.25%	0.25%

Other Expenses	0.08%	0.16%	0.16%	0.27%

Total Annual Fund Operating Expenses	0.68%	0.76%	1.01%	1.12%

Fee Waiver	(0.09)%	(0.09)%	(0.09)%	(0.09)%

Total Annual Fund Operating Expenses After Fee Waiver	0.59%	0.67%	0.92%	1.03%

1             The Adviser has contractually agreed to reduce the management fee to 0.508% through February 28, 2023. Only the Fund’s Board of Trustees may modify or terminate this agreement.

Harbor Scientific Alpha High-Yield ETF

Management Fees	0.48%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses [1]	0.00%
Total Annual Fund Operating Expenses	0.48%

1                 Pursuant to the Investment Advisory Agreement, the Adviser pays all of the operating expenses of the Fund, except for (i) the fee payment under the Investment Advisory Agreement; (ii) payments under the Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) Acquired Fund fees and expenses; (vi) brokers’ commissions and any other transaction related expenses and fees arising out of transactions effected on behalf of the Fund; (vii) costs of holding shareholder meetings; and (viii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Harbor Scientific Alpha High-Yield ETF (Pro Forma combined)[1]

Management Fees	0.48%
Distribution and Service (12b-1) Fees	None[2]
Other Expenses[3]	0.00%
Total Annual Fund Operating Expenses	0.48%

1                 Assumes that the Reorganization occurred on the first day of the twelve-month period ended October 31, 2022

2                 In connection with the Reorganization, the Board of the Acquiring Fund Trust terminated the 12b-1 plan applicable to the Acquiring Fund effective as of the Closing Date.

3                 Pursuant to the Investment Advisory Agreement, the Adviser pays all of the operating expenses of the Fund, except for (i) the fee payment under the Investment Advisory Agreement; (ii) payments under the Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) Acquired Fund fees and expenses; (vi) brokers’ commissions and any other transaction related expenses and fees arising out of transactions effected on behalf of the Fund; (vii) costs of holding shareholder meetings; and (viii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

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EXPENSE EXAMPLES

These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The examples also assume that your investment has a 5% return each year and that the Funds’ operating expenses remain the same. The examples do not reflect brokerage commissions you may pay when buying or selling shares of the Funds. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

Harbor High-Yield Bond Fund
	One Year	Three Years	Five Years	Ten Years

Retirement Class	$60	$208	$370	$838

Institutional Class	$68	$234	$414	$934

Administrative Class	$94	$313	$549	$1,228

Investor Class	$105	$347	$608	$1,335

	One Year	Three Years	Five Years	Ten Years

Harbor Scientific Alpha High-Yield ETF	$49	$154	$269	$604

Harbor Scientific Alpha High-Yield ETF (Pro Forma combined)

	One Year	Three Years	Five Years	Ten Years

Harbor Scientific Alpha High-Yield ETF	$49	$154	$269	$604

9. What are the costs associated with the Reorganization?

The one-time fees and expenses incurred in connection with the Reorganization (other than brokerage commissions and other transaction costs associated with the portfolio repositioning discussed below) (the “Reorganization Costs”) will be paid by Harbor Capital. The Reorganization Costs include professional service fees, filing fees, printing costs and mailing charges. The estimated costs of the Reorganization are $213,000.

The Acquired Fund will incur costs related to repositioning the Fund’s portfolio in the form of brokerage commissions and other trading-related costs. We estimate brokerage commissions and other trading-related costs to be between 35 basis points and 65 basis points (or approximately $500,000 to $930,000 based on assets as of December 31, 2022). This estimate is based on certain assumptions regarding the level of redemptions in advance of the repositioning. The actual costs will depend on the size of the portfolio, the portfolio holdings and market conditions at the time of the repositioning. For more information about the management of the portfolio prior to the Reorganization, please see Question 1 above.

10. Will the Reorganization have tax consequences?

The Reorganization is expected to qualify for federal income tax purposes as a tax-free Reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), and the transaction is conditioned upon receipt of an opinion of legal counsel in this regard. This means that the Reorganization is expected to permit the Acquired Fund’s shareholders to exchange their investment in the Acquired Fund for an investment in the Acquiring Fund without recognition of gain or loss for federal income tax purposes (except with respect to cash received by the Acquired Fund shareholders, if any).

Different tax considerations apply to you if you hold your shares of the Acquired Fund through a fund direct IRA as shares held through a fund direct IRA will not participate in the Reorganization. If you

25

hold your shares of the Acquired Fund through a fund direct IRA and do not take action prior to the Reorganization, your Acquired Fund shares will be liquidated and you will receive cash payment equal in value to the NAV of your Acquired Fund shares. Such cash payment may be taxable.

Shares of the Acquiring Fund are not issued in fractional shares, so cash will be paid to some shareholders in lieu of fractional shares of the Acquiring Fund, which cash payment may be taxable.

If you do not hold your shares of the Acquired Fund through a brokerage account that can accept shares of the Acquiring Fund on the Closing Date of the Reorganization, your shares will be held by a stock transfer agent until a brokerage account is identified or the account is converted to cash (subject to applicable federal or state laws concerning unclaimed property), in which case your cash payment may be taxable.

In advance of the Reorganization, the Adviser has instructed Shenkman Capital to sell securities that will not transfer to the Acquiring Fund and to otherwise manage the Acquired Fund in accordance with its principal investment strategy. Following the termination of Shenkman Capital as subadviser, a transition broker is expected to reposition the Acquired Fund’s portfolio at the direction of the Adviser in order to align it with that of the Acquiring Fund in advance of the Reorganization. The Acquired Fund will declare a final dividend to distribute any undistributed net taxable gains (including any gains with respect to the realignment of its portfolio) prior to the Closing Date, which distribution may be taxable to shareholders of the Acquired Fund. The distribution is currently estimated to be minimal as the Acquired Fund has realized and unrealized losses in its portfolio. Additionally, as of October 31, 2022, the Acquired Fund had a capital loss carryforward of $90,347,412. However, the final dividend distribution may exceed such estimate due to shareholder redemption activity and prevailing market conditions.

Shareholders should consult their tax advisor regarding the effect, if any, of the Reorganization, in light of their individual circumstances. Shareholders should also consult their tax advisor about state and local tax consequences.

11. How have the Funds performed?

The following bar charts and tables are intended to help you understand and compare the risks and potential rewards of investing in the Funds. The bar charts show how the performance of the Acquiring Fund and of the Acquired Fund’s Institutional Class have varied from one calendar year to another over the periods shown.

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During the time periods shown in the bar charts, the Funds’ highest and lowest returns for a calendar quarter were:

TOTAL RETURNS (QUARTER/YEAR)

	Target Fund	Acquiring Fund
Best Quarter	9.04% (Q2 2020)	5.32% (Q4 2022)
Worst Quarter	-11.89% (Q1 2020)	-8.48% (Q2 2022)

AVERAGE ANNUAL TOTAL RETURNS – AS OF DECEMBER 31, 2022

Acquired Fund

Annualized

	One Year	Five Years	Ten Years	Since Inception

Retirement Class	(Inception Date 03-01-2016)[1]

Before Taxes	-8.68%	2.25%	3.37%	5.85%

Institutional Class	(Inception Date 12-01-2002)

Before Taxes	-8.75%	2.19%	3.32%	5.82%

After Taxes on Distributions	-10.77%	-0.02%	0.88%	N/A

After Taxes on Distributions and Sale of Fund Shares	-5.17%	0.76%	1.48%	N/A

Administrative Class	(Inception Date 12-01-2002)

Before Taxes	-9.04%	1.92%	3.06%	5.57%

Investor Class	(Inception Date 12-01-2002)

Before Taxes	-9.14%	1.81%	2.94%	5.43%

Comparative Index (reflects no deduction for fees, expenses or taxes)

ICE BofA U.S. High Yield (H0A0) [2]	-11.22%	2.12%	3.94%	7.16%

ICE BofA U.S. Non-Distressed High Yield (H0ND) [2]	-10.61%	2.30%	4.09%	6.39%

[1]

Retirement Class shares of the Acquired Fund commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1,2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.

[2]	Since Inception return based on the inception date of the Institutional Class shares of the Acquired Fund.

Acquiring Fund

Annualized

	One Year	Since Inception[1]

Before Taxes	-7.89%	-6.13%

After Taxes on Distributions	-10.16%	-8.30%

After Taxes on Distributions and Sale of Fund Shares	-4.67%	-5.53%

Comparative Index (reflects no deduction for fees, expenses or taxes)

ICE BofA U.S. High Yield (H0A0) [2]	-11.22%	-8.59%

[1]	The Acquiring Fund commenced operations on September 14, 2021.

[2]	Since Inception return based on the inception date of the Acquiring Fund.

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12. Who approved the Reorganization?

With respect to the Fund that it oversees, each Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), has approved the Reorganization following a determination that the Reorganization is in the best interests of the Fund’s shareholders and that the interests of shareholders will not be diluted as a result of the Reorganization. The Reorganization will be effected pursuant to Rule 17a-8 under the 1940 Act, which permits mergers of affiliated funds without shareholder approval, subject to certain conditions. A shareholder vote is not required to complete the Reorganization.

13. Whom can I contact if I have questions or need additional information?

If you have any questions or need any additional information, please contact us by calling toll-free 800-422-1050.

INFORMATION ABOUT THE TRANSACTION

The section below outlines the material features of the Reorganization and provides a tabulation of the existing and pro forma capitalization.

Background and Reasons for the Reorganization

Given limited growth opportunities for the Acquired Fund with Shenkman Capital as subadviser, Harbor Capital determined to evaluate potential changes for the Acquired Fund. Through its familiarity with BlueCove as subadviser for the Acquiring Fund, the Adviser has a high degree of investment conviction in BlueCove. Rather than proposing that BlueCove replace Shenkman Capital, the Adviser recommended to the Board that the Acquired Fund be reorganized into the Acquiring Fund with BlueCove continuing as subadviser of the combined fund. Harbor Capital believes that the shareholders of the Acquired Fund will benefit from the opportunity to continue to participate in an investment option focused on high-yield investments with lower expenses relative to the Acquired Fund and with the benefits of the ETF structure.

Harbor Capital also believes that the shareholders of the Acquired Fund and the Acquiring Fund may, in the future, benefit from the potential operating efficiencies and economies of scale that may be achieved by combining the Funds’ assets in the Reorganization rather than continuing to operate the Funds separately.

The Board considered the Reorganization proposal in advance of and during an in-person meeting held on November 13-14, 2022 and the entire Board, including the Independent Trustees conferring among themselves separately, approved the Reorganization. In approving the Reorganization, the Board, including the Independent Trustees, determined that participation in the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund. The determination to approve the proposal was made by each individual Board member after consideration of all of the factors deemed relevant by each Board member taken as a whole, although individual Board members may have placed different weights on various factors and assigned different degrees of materiality to various conclusions with respect to each Fund.

The factors considered by the Board with regard to the Reorganization included, but were not limited to, the following:

•	The Funds are both managed by Harbor Capital.

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•	The Acquired Fund is currently subadvised by Shenkman Capital while the Acquiring Fund is subadvised by BlueCove.

•	The Funds both have an investment objective to seek total return, have materially the same fundamental investment restrictions, and provide exposure to the same asset class.

•	Alternatives to the Reorganization considered by Harbor Capital, including liquidating the Acquired Fund or replacing its subadviser.

•	The Acquiring Fund has a lower management fee and net expense ratio than each share class of the Acquired Fund.

•

The performance of the Acquired Fund and Acquiring Fund, as well as backtested performance information for BlueCove’s strategy prior to the inception of the Acquiring Fund. The Trustees also considered the depth, knowledge and experience level of BlueCove’s investment team, the quality of the investment process and the culture of BlueCove.

•	Current shareholders of the Acquired Fund may benefit from the potential for greater tax efficiency and trading efficiency with the ETF structure.

•

Shareholders of the Acquired Fund must have a brokerage account that is permitted to hold ETF shares in order to receive shares of the Acquiring Fund and the Acquiring Fund’s commitment to engage a stock transfer agent to hold the Acquiring Fund shares for each Acquired Fund shareholder who does not have an appropriate brokerage account at the time of the Reorganization to provide additional time after the date of the Reorganization for such shareholders to establish brokerage accounts (with the exception of shareholders of the Acquired Fund whose Acquired Fund Shares are held through a fund direct IRA (“IRA Shareholders”) who will receive cash unless they provide alternative direction prior to the Reorganization).

•	Shareholders of the Acquired Fund may redeem their shares of the Acquired Fund prior to the Reorganization if the shareholders do not wish to hold shares of an ETF.

•	Harbor Capital will bear the costs of the Reorganization (with the exception of costs associated with portfolio transitioning).

•

As portfolio turnover is anticipated to occur prior to and/or after the Reorganization, the Funds will incur the costs related to the transition in the form of trading-related costs to transition the Acquired Fund’s portfolio.

•

The Reorganization is expected to be structured as a tax-free reorganization. Accordingly, there is expected to be no gain or loss recognized by the Acquired Fund, the Acquiring Fund, or their respective shareholders for federal income tax purposes as a result of the Reorganization (except with respect to cash received by shareholders). The Board considered that any portfolio transactions conducted in connection with the Reorganization could generate capital gains, which would be distributed to shareholders, but noted that any such capital gains were expected to be minimal. The Board also considered that, because the Acquiring Fund does not issue fractional shares, shareholders will receive cash in lieu of fractional shares, which may be a taxable event for shareholders.

•

The interests of the Funds’ shareholders will not be diluted because shareholders of the Acquired Fund will receive a number of shares of the Acquiring Fund plus cash that in the aggregate are equal in value to the value of shares of the Acquired Fund beneficially owned by the shareholders immediately prior to the Reorganization. In the case of IRA Shareholders, a shareholder will receive cash equal in value to the net asset value of the Acquired Fund shares beneficially owned by such shareholder immediately prior to the Reorganization.

The Board, including the Independent Trustees, concluded that, based upon the factors summarized above and other considerations it deemed pertinent, completion of the Reorganization is advisable and in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of the Acquired Fund and the Acquiring Fund would not be diluted as a result of the Reorganization.

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The vote of the shareholders of the Acquired Fund is not being solicited since their approval or consent is not necessary for the Reorganization to take place.

Summary of Terms of the Plan

The Reorganization will be governed by the Plan. The following discussion of the Plan is qualified in its entirety by the full text of the Plan, which is included in this Information Statement/Prospectus.

Pursuant to the Plan, the Acquiring Fund will acquire the assets of the Acquired Fund (reduced by (1) the value of cash to be distributed to Acquired Fund shareholders in lieu of fractional Acquiring Fund shares and (2) the value of cash to be distributed to shareholders of the Acquired Fund whose Acquired Fund shares are held through a fund direct IRA) on the Closing Date in consideration for the assumption of the liabilities of the Acquired Fund and shares of the Acquiring Fund. The Acquired Fund shareholders who hold Acquired Fund shares through a fund direct IRA will have their shares exchanged for cash equal in value to the NAV of their Acquired Fund shares, unless such an Acquired Fund shareholder provides alternative direction prior to the Reorganization.

On the Closing Date (February 24, 2023 or such other date as may be agreed upon by the parties), following the time as of which the Funds’ shares are valued for determining net asset value for the Reorganization at the close of the New York Stock Exchange (4:00 p.m. Eastern time), the Acquired Fund will transfer to the Acquiring Fund its assets in exchange solely for shares of the Acquiring Fund that are equal in value to the value of the net assets of the Acquired Fund transferred to the Acquiring Fund as of the Closing Date, as determined in accordance with the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the Funds, and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, it is expected that the Acquired Fund will distribute on or before the Closing Date all of its undistributed investment company taxable income and net capital gains as of such date.

The Acquired Fund expects to distribute the shares of the Acquiring Fund to the shareholders of the Acquired Fund promptly after the Closing Date. Upon distribution of such shares, all outstanding shares of the Acquired Fund will be redeemed in accordance with applicable state law and the Trust’s Declaration of Trust. Thereafter, the Acquired Fund will be terminated as a series of Harbor Funds under Delaware law. For the avoidance of doubt, the Acquiring Fund shall not issue fractional shares, and cash shall be distributed to Acquired Fund shareholders in connection with this Reorganization in lieu of fractional Acquiring Fund shares. Such cash distribution may be taxable.

Each Fund has made certain standard representations and warranties to each other regarding capitalization, status and conduct of business. Unless waived in accordance with the Plan, the obligations of the Acquired Fund and Acquiring Fund, respectively, are conditioned upon, among other things:

●	The absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Plan;

●	The receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

●

The truth in all material respects as of the Closing Date of the representations and warranties of the Funds and performance and compliance in all material respects with the Funds’ agreements, obligations and covenants required by the Plan;

●	The effectiveness under applicable law of this Information Statement/Prospectus and the absence of any stop orders under the Securities Act of 1933 pertaining thereto;

●	The declaration of a dividend by the Acquired Fund to distribute all of its undistributed net investment income and net capital gains, if any; and

30

●	The receipt of an opinion of counsel relating to, among other things, the tax-free nature of the Reorganization for U.S. federal income tax purposes.

The Plan may be terminated or amended by the mutual consent of the Funds or by request of the Boards if they deem that it is in the best interest of the Funds.

Description of the Acquiring Fund’s Shares

Shareholders of the Acquired Fund will receive shares of the Acquiring Fund in accordance with the procedures provided for in the Plan. The number of shares that the Acquired Fund’s shareholders will receive will be based on the relative NAVs of the Acquired Fund and the Acquiring Fund as of the date of the Reorganization. The shares to be issued in connection with the Reorganization will be fully paid and non-assessable and no shareholder of the Acquiring Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof.

Neither the Acquired Fund Trust nor the Acquiring Fund Trust holds annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees unless less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholder meeting for the election of Trustees.

Federal Income Tax Consequences

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization described in Section 368(a) of the Code. As a condition to the closing of the Reorganization, the Acquired Fund and Acquiring Fund will receive a legal opinion from Dechert LLP substantially to the effect that for federal income tax purposes:

●

The acquisition by the Acquiring Fund of all of the properties of the Acquired Fund in exchange solely for Acquiring Fund shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund followed by the distribution of Acquiring Fund shares to the Acquired Fund shareholders in exchange for their Acquired Fund shares in complete liquidation and termination of Acquired Fund will constitute a tax-free reorganization under Section 368(a) of the Code.

●

The Acquired Fund will not recognize gain or loss upon the transfer of all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption of all liabilities of the Acquired Fund, except that the Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

●	The Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund shares received by the Acquired Fund in the Reorganization.

●

The Acquiring Fund will recognize no gain or loss upon receiving the properties of the Acquired Fund in exchange solely for Acquiring Fund shares and the assumption of all liabilities of the Acquired Fund.

●

The adjusted basis to the Acquiring Fund of the properties of the Acquired Fund received by the Acquiring Fund in the Reorganization will be the same as the adjusted basis of those properties in the hands of the Acquired Fund immediately before the exchange.

●

The Acquiring Fund’s holding periods with respect to the properties of the Acquired Fund that the Acquiring Fund acquires in the Reorganization will include the respective periods for which those properties were held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset).

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●	The Acquired Fund shareholders will recognize no gain or loss upon receiving Acquiring Fund shares solely in exchange for Acquired Fund shares, except with respect to cash received, if any.

●

The aggregate basis of the Acquiring Fund shares received by an Acquired Fund shareholder in the Reorganization will be the same as the aggregate basis of Acquired Fund shares surrendered by the Acquired Fund shareholder in exchange therefor (reduced by the amount of any tax basis allocable to shares for which cash is received, if any).

●

An Acquired Fund shareholder’s holding period for the Acquiring Fund shares received by the Acquired Fund shareholder in the Reorganization will include the holding period during which the Acquired Fund shareholder held Acquired Fund shares surrendered in exchange therefor, provided that the Acquired Fund shareholder held such shares as a capital asset on the date of Reorganization.

The opinion will be based on certain factual certifications made by the Acquired Fund and the Acquiring Fund and will also be based on customary assumptions. It is possible that the Internal Revenue Service (“IRS”) could disagree with counsel’s opinion. Opinions of counsel are not binding upon the IRS or the courts.

Dechert LLP will express no view with respect to the effect of the Reorganization on any transferred assets as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon termination thereof, or (ii) upon the transfer of such assets regardless of whether such a transfer would otherwise be a non-taxable transaction.

Payment of cash to shareholders that hold Acquired Fund shares through an IRA held with the Acquired Fund or other retirement account may result in taxable distributions by the IRAs to their account holders. In some cases, IRA distributions may be subject to a 10% early distribution tax in addition to ordinary income tax on the amount distributed. Shareholders who transfer or rollover their investment in the Acquired Fund into another qualifying investment prior to Reorganization may be able to avoid such income or penalty taxes described above. Shareholders should consult their personal tax advisors.

Prior to the closing of the Reorganization, the Acquired Fund will, and the Acquiring Fund may, declare a distribution to shareholders that together with all previous distributions will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains (after reduction by any available capital loss carryforwards), if any, through the closing of the Reorganization. These distributions will be taxable to shareholders that do not hold shares in a tax-deferred account. As of the date of this Information Statement/Prospectus, the Acquired Fund has realized and unrealized losses in an amount sufficient to offset some or all of the portfolio’s realized gain and unrealized net gains.

The Adviser has instructed Shenkman Capital to sell securities that will not transfer to the Acquiring Fund and to otherwise manage the Acquired Fund in accordance with its principal investment strategy. Following the termination of Shenkman Capital as subadviser, a transition broker is expected to reposition the Acquired Fund’s portfolio at the direction of the Adviser in order to align it with that of the Acquiring Fund in advance of the Reorganization. The actual tax impact of such sales will depend on the holding periods of such assets and the difference between the price at which such portfolio assets are sold and the Acquired Fund’s tax basis in such assets. Any capital gains recognized on a net basis in these sales, after the application of any available capital loss carry forwards, will be distributed to the Acquired Fund’s shareholders as capital gain dividends (to the extent of net realized long term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short term capital gains over net realized long-term capital loss) during or with respect to the

32

year of sale and will be taxable to shareholders. Because the Reorganization will end the tax year of the Acquired Fund, it may well accelerate distributions to shareholders from the Acquired Fund for its short tax year ending on the date of the Reorganization. Any such distributions will be taxable and will include any capital gains resulting from the repositioning of portfolio securities prior to the Reorganization. Since capital gain or loss recognized by the Acquired Fund on a net basis depends on the prices at which portfolio assets are sold and the identity of such assets, the size of such capital gain or loss cannot be calculated precisely at this time. The actual amount of any capital gain or loss to the Acquired Fund will depend on market conditions and portfolio holdings at the time the portfolio is repositioned, and on the identity of the securities disposed of at that time, and so will differ from the estimate provided above.

The Acquiring Fund’s ability to carry forward and use pre-Reorganization capital losses of either the Acquiring Fund or the Acquired Fund may be limited. Under Section 381 of the Code, for the taxable year ending after the Closing Date, only that percentage of the Acquiring Fund’s capital gain net income, if any, for such taxable year (excluding capital loss carryforwards, if any) as corresponds to the portion of its taxable year that remains following the Reorganization can be reduced by capital loss carryforwards (including as otherwise limited) of the Acquired Fund. In addition, the loss limitation rules of Sections 382, 383 and 384 of the Code are expected to apply. First, one Fund’s “pre-acquisition losses” (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) cannot be used to offset unrealized gains in another Fund that are “built in” (unrealized) at the time of the Reorganization and that exceed certain thresholds (“non-de minimis built-in gains”) for five calendar years.

Second, a portion of a Fund’s pre-acquisition losses may become subject to an annual limitation on the amount that may be used to offset future gain. Third, any remaining pre-acquisition losses will offset capital gains realized after the Reorganization and this will reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such Reorganization. Therefore, in certain circumstances, shareholders of a Fund may be subject to tax sooner, or incur more taxes as a result of the transactions that would take place as part of the Reorganization, than they would have had the Reorganization not occurred.

In addition, since the shareholders of the Acquired Fund will receive shares of the Acquiring Fund, they will be allocated a proportionate share of any “built-in” (unrealized) gains in the Acquiring Fund’s assets, as well as any taxable gains realized by the Acquiring Fund but not distributed to its shareholders prior to the Reorganization, when such gains are eventually distributed by the Acquiring Fund.

The realized and unrealized gains and losses of each of the Acquired Fund and the Acquiring Fund at the time of the Reorganization will determine the extent to which the combining Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the combined Fund following the Reorganization, and consequently the extent to which the combined Fund may be required to distribute gains to its shareholders earlier than would have been the case absent the Reorganization.

The impact of the rules described above will depend on the relative sizes of, and the losses and gains (both realized and unrealized) in, each of the Acquired Fund and the Acquiring Fund at the time of the Reorganization and thus cannot be calculated precisely at this time.

This description of the federal income tax consequences of the Reorganization does not take into account shareholders’ particular facts and circumstances. Please consult your own tax advisor about the effect of state, local, foreign, and other tax laws.

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Accounting and Performance Survivor

The Acquiring Fund will be the accounting survivor of the Reorganization, and its historical performance will be used by the combined fund consistent with SEC guidance. The size of the combined fund will more closely resemble the size of the Acquired Fund, which is the larger of the two Funds, but on balance the combined fund will more closely resemble the predecessor Acquiring Fund. The combined fund will be managed by the same investment adviser and subadviser, and have the same portfolio composition, investment objectives, policies and restrictions, and expense structure and expense ratio as the Acquiring Fund.

Rights of Shareholders

The Acquired Fund, a series of Harbor Funds, is governed by Harbor Funds Trust’s Declaration of Trust and By-laws. The Acquiring Fund, a series of Harbor ETF Trust, is governed by Harbor ETF Trust’s Declaration of Trust and By-laws. Both Harbor Funds and Harbor ETF Trust are organized as a Delaware statutory trust. In many instances, shareholders of the Acquired Fund will have the same or similar rights as shareholders of the Acquiring Fund. However, the organizational documents for the Acquired Fund Trust and Acquiring Fund Trust differ in that, on matters submitted to shareholder vote, shareholders of the Acquired Fund Trust receive one vote per share, while shareholders of the Acquiring Fund Trust receive either one vote per share or one vote per dollar of net asset value. The relevant provisions are set forth in the chart below.

The following is a summary of an important difference between the organizational documents governing the Acquired Fund and the Acquiring Fund. It is not a complete description of these governing documents. For more information, shareholders should review the applicable governing documents in their entirety.

	Acquired Fund Trust	Acquiring Fund Trust
Shareholder Voting Rights

On any matter submitted to a vote of shareholders, each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote.

On any matter submitted to a vote of shareholders, either (i) each whole share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote or (ii) cash dollar of net asset value (number of shares owned times net asset value per share of such Series or Class, as applicable) shall be entitled to one vote on any matter on which such shares are entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote.

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Existing and Pro Forma Capitalization

The following table shows the capitalization of the Funds as of November 30, 2022 and on a pro forma combined basis, giving effect to the acquisition of assets at net asset value as of that date:

	Acquired Fund				Acquiring Fund	Pro Forma Combined Fund
	Class

	Retirement**	Institutional**	Administrative**	Investor**
Net assets*** (000s)	$87,430	$185,655	$374	$18,798	$30,315	$322,572
Total shares outstanding (000s)	10,088	21,421	43	2,161	702	7,470	****
Net asset value per share*, ***	$8.67	$8.67	$8.71	$8.70	$43.18	$43.18

* Per share amounts can be recalculated to the amounts disclosed herein when net assets and shares outstanding are not rounded to thousands.

** It is anticipated that several days before the Reorganization, Retirement Class, Administrative Class, and Investor Class shares of the Acquired Fund will be converted to Institutional Class shares of the Acquired Fund. The Acquiring Fund does not offer multiple share classes.

*** The dollar amounts listed are presented without any pro forma adjustments.

**** The total shares outstanding for the Pro Forma Combined Fund have been adjusted to reflect the Acquiring Fund’s capitalization.

Therefore, the total shares outstanding for the Pro Forma Combined Fund do not equal the sum of the outstanding shares of the Acquired Fund and the Acquiring Fund prior to the Reorganization, as the Acquired Fund and Acquiring Fund have different NAV per share amounts and the Combined Fund will have the NAV per share of the Acquiring Fund.

MISCELLANEOUS

Share Ownership

As of December 31, 2022, the officers and Trustees of Harbor Funds and Harbor ETF Trust, as a group, beneficially owned less than 1% of the outstanding shares of beneficial interest of each of the Acquired Fund and the Acquiring Fund.

The following table identifies those investors who, as of December 31, 2022, own 25% or more of the Acquired Fund’s shares, and are therefore presumed to control the Acquired Fund.

Shareholder Name	Harbor High-Yield Bond Fund*

Charles Schwab & Co. Inc., San Francisco, CA	27%

* All share classes are taken together.

To the extent these shareholders have and exercise voting power with respect to shares of the Acquired Fund, their voting decisions will have a significant effect on the outcome of any matter submitted to shareholders of the Acquired Fund and/or the Acquired Fund Trust generally.

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The following table identifies those investors who beneficially own 5% or more of the voting securities of a class of the Acquired Fund’s shares as of December 31, 2022.

Shareholder Name	Institutional Class	Administrative Class	Investor Class	Retirement Class

Attn Mutual Fund Administrator, Oaks, PA	7%	-	-	-

Charles Schwab & Co. Inc., San Francisco, CA	31%	-	21%	-

Empower Trust FBO, Greenwood Village, CO	10%	-	-	-

National Financial Services LLC, Jersey City, NJ	15%	23%	29%	49%

Wells Fargo Clearing Services, LLC, Saint Louis, MO	11%	-	-	-

C/O Pacific Premier Trust, Oaks, PA	-	42%	-	-

Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL	-	7%	-	-

VRSCO, Houston, TX	-	26%	-	-

C/O MissionSquare Retirement, Washington, DC	-	-	22%	-

TD Ameritrade Inc. For The, Omaha, NE	-	-	10%	-

J.P. Morgan Securities LLC, North Brooklyn, NY	-	-	-	16%

Keybank NA, Cleveland, OH	-	-	-	20%

C/O Frost Bank Trust Dept, San Antonio, TX	-	-	-	6%

Nabank & Co., Tulsa, OK	-	-	-	6%

Although the Acquiring Fund does not have information concerning beneficial ownership held in the names of DTC Participants, to the best knowledge of the Acquiring Fund, as of November 30, 2022, the following DTC Participants owned of record 5% or more of the outstanding shares of the Acquiring Fund.

Shareholder Name	Harbor Scientific Alpha High-Yield ETF

Vanguard Marketing Corp.	97%

-	-

To the extent these shareholders have and exercise voting power with respect to shares of a Fund, their voting decisions will have a significant effect on the outcome of any matter submitted to shareholders of the respective Fund and/or the Trust generally.

Independent Registered Public Accounting Firm

Ernst & Young LLP serves as Independent Registered Public Accounting Firm to the Acquired Fund and the Acquiring Fund. The audited financial statements of the Acquired Fund and the Acquiring Fund

36

for the fiscal year ended October 31, 2022, have been audited by Ernst & Young LLP, Independent Registered Public Accountants, whose report thereon, along with the Acquired Fund’s and the Acquiring Fund’s financial statements are included in the SAI relating to this Information Statement/Prospectus. The financial statements audited by Ernst & Young LLP have been included in the SAI in reliance on its report given on their authority as experts in auditing and accounting.

Available Information

The Funds are each subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act. In accordance with these laws, they each file registration statements, reports, proxy material and other information with the SEC. This information is available on the EDGAR Database on the SEC’s website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

37

APPENDIX A—AGREEMENT AND PLAN OF REORGANIZATION

The Form of Agreement and Plan of Reorganization has been included to provide shareholders with information regarding its terms. It is not intended to provide any other factual information about Harbor High-Yield Bond Fund or Harbor Scientific Alpha High-Yield ETF. Accordingly, shareholders should not rely on the representations and warranties in the Form of Agreement and Plan of Reorganization as characterizations of the actual state of facts at the time they were made or otherwise. In addition, the Form of Agreement and Plan of Reorganization may be revised from that shown here prior to its execution, and may be amended after its execution.

AGREEMENT AND PLAN OF REORGANIZATION

HARBOR HIGH-YIELD BOND FUND

HARBOR SCIENTIFIC ALPHA HIGH-YIELD ETF

This Agreement and Plan of Reorganization and Liquidation (the “Plan”) is made as of December 28, 2022 by and between Harbor Funds, a Delaware statutory trust (“Acquired Fund Trust”), on behalf of its series Harbor High-Yield Bond Fund (the “Acquired Fund”), and Harbor ETF Trust, a Delaware statutory trust (“Acquiring Fund Trust”), on behalf of its series Harbor Scientific Alpha High-Yield ETF (the “Acquiring Fund”) and, with respect to paragraphs 10.2 and 15.3 of this Plan, Harbor Capital Advisors, Inc. (“Harbor Capital”).

This agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization and liquidation will consist of the transfer of all of the assets (“Assets”) of the Acquired Fund to the Acquiring Fund in exchange solely for shares of beneficial interest of the Acquiring Fund (“Acquiring Fund Shares”), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund (the “Acquired Fund Shareholders”, excluding IRA Shareholders (defined below)) in complete liquidation of the Acquired Fund, as provided herein (“Reorganization”), all upon the terms and conditions hereinafter set forth in this Plan.

WHEREAS, each of the Acquired Fund and the Acquiring Fund is a series of an open-end, registered management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Board of Trustees of Harbor Funds (the “Acquired Fund Trust Board”) has determined, with respect to the Acquired Fund, that the exchange of all of the Assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing Acquired Fund Shareholders will not be diluted as a result of the Reorganization; and

WHEREAS, the Board of Trustees of Harbor ETF Trust (the “Acquiring Fund Trust Board”) has determined, with respect to the Acquiring Fund, that the exchange of all of the Assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund (“Acquiring Fund Shareholders”) will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

A-1

1.

Transfer of Assets of the Acquired Fund to the Acquiring Fund in Exchange for Acquiring Fund Shares, the Assumption of all of the Acquired Fund’s Liabilities (as defined hereinafter) and the Liquidation of the Acquired Fund

1.1.     Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its Assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor:

(a)

to deliver to the Acquired Fund the number of full Acquiring Fund Shares having an aggregate net asset value equal to the value of the Assets of the Acquired Fund attributable to the Acquired Fund Shares on such date, less:

(i) the value of cash to be distributed to Acquired Fund Shareholders in lieu of fractional Acquiring Fund Shares;

(ii) the value of cash to be distributed to shareholders of the Acquired Fund whose Acquired Fund Shares are held through a fund direct IRA (“IRA Shareholders”), which shall be exchanged for cash equal in value to the net asset value of such Acquired Fund Shares; and

(iii) the value of the Liabilities of the Acquired Fund attributable to those Acquired Fund Shares as set forth in paragraph 1.3;

with the number of full shares to be delivered determined by dividing the value of the Acquired Fund’s net Assets, computed in the manner and as of the time and date set forth in paragraph 2.1, except for the sum of the values in subparagraph (a)(i)-(iii) of this paragraph 1.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.1; and

(b)	to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3.

Such transactions shall take place on the date of the closing provided for in paragraph 3.1 (“Closing Date”).

1.2.     The Assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date, except for assets having a value equal to the sum of the values in subparagraph (a)(i)-(iii) of paragraph 1.1.

1.3.     The Acquired Fund will endeavor to discharge to the extent practicable, all of its liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued, fixed or contingent, known or unknown, including indemnification liabilities, existing at the Valuation Date as defined in paragraph 2.1 (collectively, “Liabilities”). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of the sum of its investment company taxable income (computed without regard to any deduction for dividends paid) plus realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4.      Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund Trust will take such actions necessary to complete the liquidation of the Acquired Fund. To complete the liquidation, the Acquired Fund Trust, on behalf of the Acquired Fund, will (a) distribute to the Acquired Fund Shareholders of record, determined as of immediately after the close of business on the Closing Date, other than IRA Shareholders, on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, with cash distributed in lieu of fractional shares; (b) with respect to IRA Shareholders, will initiate the exchange of cash equal in value to the net asset value of such Acquired Fund Shares held by such Acquired

Fund Shareholders; and (c) completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to the Acquired Fund Shareholders, shall be equal to the aggregate net asset value of the Acquired Fund Shares owned by the Acquired Fund Shareholders on the Closing Date less: (i) the value of cash to be distributed to Acquired Fund Shareholders in lieu of fractional Acquiring Fund Shares and (ii) the value of cash to be distributed to IRA Shareholders, which shall be exchanged for cash equal in value to the net asset value of such Acquired Fund Shares. All issued and outstanding Shares of the Acquired Fund will simultaneously be redeemed and canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange. For the avoidance of doubt, Acquired Fund Shareholders who hold Acquired Fund Shares through a fund direct IRA will have their shares exchanged for cash equal in value to the NAV of their Acquired Fund Shares, unless such an Acquired Fund Shareholder provides alternative direction prior to the Reorganization.

1.5.     Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s Transfer Agent, as defined in paragraph 3.3. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s current prospectus.

1.6.     Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports or other documents with the U.S. Securities and Exchange Commission (“SEC”), any state securities commission, or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date.

1.7.     Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing tax returns, or other documents with any Federal, state or local tax authorities with respect to the tax year ending on or before the Closing Date, is and shall remain the responsibility of the Acquired Fund.

2.	Valuation

2.1.     The value of the Assets shall be the value of such Assets computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the then-current prospectus and statement of additional information, each as may be supplemented, of the Acquiring Fund, and valuation procedures established by the Acquiring Fund Trust Board.

2.2.     The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund’s then-current prospectus and statement of additional information, each as may be supplemented, and valuation procedures established by the Acquiring Fund Trust Board.

2.3.     The number of the Acquiring Fund Shares to be issued in exchange for the Acquired Fund’s Assets shall be determined by dividing the value of the net assets with respect to the Acquired Fund Shares, determined using the same valuation procedures referred to in paragraph 2.1, except for the sum of the values in subparagraph (a)(i)-(iii) of paragraph 1.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

2.4.     All computations of value shall be made by or under the direction of Harbor Capital in its capacity as administrator for the Acquired Fund and the Acquiring Fund, and shall be subject to confirmation by each Fund’s record keeping agent.

3.	Closing and Closing Date

3.1.     The Closing Date shall be on or about February 24, 2023 or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Plan (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. Eastern time. The Closing shall be held at the offices of the Funds or at such other time and/or place as the parties may agree.

3.2.     Acquired Fund Trust shall direct State Street Bank and Trust Company as custodian for the Acquired Fund (“Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that the Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund, which Custodian also serves as the custodian for the Acquiring Fund. Such presentation shall be made for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, in which the Acquired Fund’s Assets are deposited, the Acquired Fund’s Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds on the Closing Date.

3.3.     Acquired Fund Trust shall direct Harbor Services Group, Inc., in its capacity as transfer agent for the Acquired Fund (“Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Acquired Fund prior to the Closing Date a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Acquired Fund on the Closing Date, or provide other evidence satisfactory to the Acquired Fund as of the Closing Date that such Acquiring Fund Shares have been credited to the Acquired Fund’s accounts on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4.     In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable (in the judgment of the Acquired Fund Trust Board with respect to the Acquired Fund and Acquiring Fund Trust Board with respect to the Acquiring Fund), the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	Representations and Warranties

4.1.    Except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer, Acquired Fund Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund, as follows:

(a)

The Acquired Fund is duly organized as a series of Acquired Fund Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under Acquired Fund Trust’s Declaration of Trust and By-Laws, as amended from time to time, to own all of its Assets and to carry on its business as it is now being conducted; and

(b)

Acquired Fund Trust is a registered investment company classified as a management company of the open-end type, and its registration with the SEC as an investment company under the 1940 Act, and the registration of Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect;

(c)

No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), and the 1940 Act, and such as may be required by state securities laws;

(d)

The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)

On the Closing Date, Acquired Fund Trust, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, Acquiring Fund Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

(f)

Acquired Fund Trust is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of its Declaration of Trust or By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Acquired Fund Trust, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Acquired Fund Trust, on behalf of the Acquired Fund, is a party or by which it is bound;

(g)

All material contracts or other commitments of the Acquired Fund (other than this Plan and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

(h)

Except as otherwise disclosed in writing to and accepted by Acquiring Fund Trust, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its Assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Acquired Fund Trust, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)

The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund dated October 31, 2022 have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j)

Since October 31, 2022, there has not been any material adverse change in the Acquired Fund’s financial condition, Assets, Liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund’s Liabilities, or the redemption of the Acquired Fund’s shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(k)

On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)

For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

(m)

All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by Acquired Fund Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of Acquired Fund Shares;

(n)

The execution, delivery and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Acquired Fund Trust Board, on behalf of the Acquired Fund, will constitute a valid and binding obligation of Acquired Fund Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o)

The information to be furnished by the Acquired Fund for use in registration statements, information statements and other documents filed or to be filed with any Federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p)

The combined Information Statement/Prospectus (“Information Statement”) to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement on Form N-14 through the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Information Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

4.2.    Except as has been fully disclosed to the Acquired Fund in a written instrument executed by an officer, of Acquiring Fund Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund, as follows:

(a)

The Acquiring Fund is duly organized as a series of Acquiring Fund Trust, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Declaration of Trust and By-Laws to own all of its Assets and to carry on its business as it is now being conducted;

(b)

Acquiring Fund Trust is a registered investment company classified as a management company of the open-end type, and its registration with the SEC as an investment company under the 1940 Act and the registration of the Acquiring Fund Shares under the 1933 Act, is in full force and effect;

(c)

No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)

The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)

On the Closing Date, Acquiring Fund Trust, on behalf of the Acquiring Fund, will have good and marketable title to the Acquiring Fund’s Assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

(f)

The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of Acquiring Fund Trust’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Acquiring Fund Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Acquiring Fund Trust, on behalf of the Acquiring Fund, is a party or by which it is bound;

(g)

Except as otherwise disclosed in writing to and accepted by Acquired Fund Trust, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund’s knowledge, threatened against Acquiring Fund Trust, on behalf of the Acquiring Fund, or any of the Acquiring Fund’s Assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. Acquiring Fund Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated;

(h)

The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund, dated October 31, 2022, have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund, as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund, required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(i)

Since October 31, 2022, there has not been any material adverse change in the Acquiring Fund’s financial condition, Assets, Liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund, of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund Shares, due to declines in market values of securities held by the Acquiring Fund, the discharge of liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

(j)

On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k)

For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund, has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its Federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

(l)

All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by Acquiring Fund Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have, and on the Closing Date will not have, outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there or will there be on the Closing Date, outstanding any security convertible into any Acquiring Fund Shares;

(m)

The execution, delivery and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Acquiring Fund Trust Board, on behalf of the Acquiring Fund, and this Plan will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)

The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Plan, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund;

(o)

The information to be furnished by the Acquiring Fund for use in the registration statements, information statements and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(p)

The Information Statement to be included in the Registration Statement referred to in paragraph 5.6 (and any amendment or supplement thereto), insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement on Form N-14 through the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Information Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

5.	Covenants of the Acquiring Fund and the Acquired Fund

5.1.     The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2.     [Reserved]

5.3.     The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Plan.

5.4.     The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

5.5.     Subject to the provisions of this Plan, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

5.6.     The Acquired Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of the Information Statement (referred to in paragraph 4.1(p)) to be included in a Registration Statement on Form N-14 (“Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act.

5.7.     As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its respective shareholders consisting of the Acquiring Fund Shares received at the Closing and cash (as set forth in paragraph 1.4).

5.8.     The Acquiring Fund and the Acquired Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Plan as promptly as practicable.

5.9.     Acquired Fund Trust, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as Acquiring Fund Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) Acquired Fund Trust’s, on behalf of the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) Acquiring Fund Trust’s, on behalf of the Acquiring Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Plan.

5.10.    The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.11.    The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of Acquired Fund Trust, Acquiring Fund Trust, the Acquired Fund or the Acquiring Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or result in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, Acquired Fund Trust, Acquiring Fund Trust, the Acquired Fund and the Acquiring Fund shall take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to Acquiring Fund Trust, to render the tax opinion required herein (including without limitation, each party’s execution of representations reasonably requested by and addressed to counsel).

6.	Conditions Precedent to Obligations of the Acquired Fund

The obligations of Acquired Fund Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at Acquired Fund Trust’s election, to the performance by Acquiring Fund Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1.     All representations and warranties of Acquiring Fund Trust, on behalf of the Acquiring Fund, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2.     Acquiring Fund Trust, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to Acquired Fund Trust, and dated as of the Closing Date, to the effect that the representations and warranties of Acquiring Fund Trust, on behalf of the Acquiring Fund, made in this Plan are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, and as to such other matters as Acquired Fund Trust shall reasonably request;

6.3.     Acquiring Fund Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by Acquiring Fund Trust, on behalf of the Acquiring Fund, on or before the Closing Date; and

6.4.     The Acquired Fund and the Acquiring Fund shall have agreed on the number of Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1. For the avoidance of doubt, the Acquiring Fund shall not issue fractional shares, and cash shall be distributed to Acquired Fund Shareholders in connection with this Reorganization in lieu of fractional Acquiring Fund Shares.

7.	Conditions Precedent to Obligations of the Acquiring Fund

The obligations of Acquiring Fund Trust, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at Acquiring Fund Trust’s election, to the performance by Acquired Fund Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1.     All representations and warranties of Acquired Fund Trust, on behalf of the Acquired Fund, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2.     Acquired Fund Trust shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s Assets and Liabilities, as of the Closing Date, certified by the Treasurer of Acquired Fund Trust;

7.3.     Acquired Fund Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of Acquired Fund Trust, on behalf of the Acquired Fund, made in this Plan are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, and as to such other matters as Acquiring Fund Trust shall reasonably request;

7.4.     Acquired Fund Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by Acquired Fund Trust, on behalf of the Acquired Fund, on or before the Closing Date;

7.5.     The Acquired Fund and the Acquiring Fund shall have agreed on the number of Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1. For the avoidance of doubt, the Acquiring Fund shall not issue fractional shares, and cash shall be distributed to Acquired Fund Shareholders in connection with this Reorganization in lieu of fractional Acquiring Fund Shares; and

7.6.     The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.	Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to Acquired Fund Trust, on behalf of the Acquired Fund, or Acquiring Fund Trust, on behalf of the Acquiring Fund, the other party to this Plan shall, at its option, not be required to consummate the transactions contemplated by this Plan:

8.1.     On the Closing Date no action, suit or other proceeding shall be pending or, to either party’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein;

8.2.     All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by each party to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the Assets of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

8.3.     The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.4.     The parties shall have received the opinion of counsel to the parties substantially to the effect that, based upon certain facts, assumptions, and representations of the parties and the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, for U.S. federal income tax purposes:

(a)

The acquisition by Acquiring Fund of all of the properties of Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption of all Liabilities of the Acquired Fund by Acquiring Fund followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares in complete liquidation and termination of Acquired Fund will constitute a tax-free reorganization under Section 368(a) of the Code.

(b)

Acquired Fund will not recognize gain or loss upon the transfer of the Assets of the Acquired Fund to Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption of all of the Acquired Fund’s Liabilities, except that Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

(c)	Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares received by Acquired Fund in the Reorganization.

(d)	Acquiring Fund will recognize no gain or loss upon receiving the Assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption of all Liabilities of the Acquired Fund.

(e)

The adjusted basis to Acquiring Fund of the properties of Acquired Fund received by Acquiring Fund in the Reorganization will be the same as the adjusted basis of those properties in the hands of Acquired Fund immediately before the exchange.

(f)

Acquiring Fund’s holding periods with respect to the properties of Acquired Fund that Acquiring Fund acquires in the Reorganization will include the respective periods for which those properties were held by Acquired Fund (except where investment activities of Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset).

(g)	The Acquired Fund Shareholders will recognize no gain or loss upon receiving Acquiring Fund Shares solely in exchange for Acquired Fund Shares, except with respect to cash received, if any.

(h)

The aggregate basis of the Acquiring Fund Shares received by an Acquired Fund Shareholder in the Reorganization will be the same as the aggregate basis of the Acquired Fund Shares exchanged in the Reorganization (reduced by any amount of tax basis allocable to shares for which cash is received).

(i)	An Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares received by the Acquired Fund Shareholder in the Reorganization will include the holding period during which the Acquired Fund Shareholder held Acquired Fund Shares surrendered in exchange therefor, provided that the Acquired Fund Shareholder held such shares as a capital asset on the date of Reorganization.

The delivery of such opinion is conditioned upon receipt by counsel to the parties of representations it shall request of the parties. Notwithstanding anything herein to the contrary, the parties may not waive the condition set forth in this paragraph 8.4.

9.	Indemnification

9.1.     Acquiring Fund Trust, on behalf of the Acquiring Fund and solely out of the Acquiring Fund’s Assets, agrees to indemnify and hold harmless the Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Plan.

9.2.     Acquired Fund Trust, on behalf of the Acquired Fund and solely out of the Acquired Fund’s Assets, agrees to indemnify and hold harmless the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Plan.

10.	Brokerage Fees and Expenses

10.1.    The Acquiring Fund and the Acquired Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein, other than any brokerage fees and expenses incurred in connection with the Reorganization.

10.2.    The expenses relating to the proposed Reorganization will be borne by Harbor Capital. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation of the Registration Statement, printing and distributing the Information Statement, legal fees, accounting fees and securities registration fees, but will not include brokerage costs, trading taxes or other transaction costs associated with portfolio adjustments. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

11.	Entire Agreement; Survival of Warranties

11.1.     Each of Acquiring Fund Trust and Acquired Fund Trust agrees that it has not made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, not set forth herein and that this Plan constitutes the entire agreement between the parties.

11.2.     The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of the Acquired Fund and Acquiring Fund in Sections 9.1 and 9.2 shall survive the Closing.

12.	Termination

This Plan may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Acquiring Fund Trust Board, on behalf of the Acquiring Fund, or the Acquired Fund Trust Board, on behalf of the Acquired Fund, at any time prior to the Closing Date, if circumstances should develop that, in the determination of either Board, make proceeding with the Plan inadvisable with respect to the Acquiring Fund or the Acquired Fund, respectively.

13.	Amendments

This Plan may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of Acquiring Fund Trust and Acquired Fund Trust, on behalf of the Funds.

14.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Plan shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to Harbor Funds, on behalf of the Acquired Fund, or Harbor ETF Trust, on behalf of the Acquiring Fund, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302, Attn: Diana R. Podgorny, Secretary.

15.	Headings; Governing Law; Assignment; Limitation of Liability

15.1.     The Article and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

15.2.     This Plan shall be governed by and construed in accordance with the laws of the State of Illinois without regard to its principles of conflicts of laws.

15.3.     This Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan. Except as expressly provided otherwise in this Plan, the parties hereto will bear the expenses relating to the Reorganization as set forth in Section 10.2 as mutually agreed upon.

IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed as of the 28 day of December, 2022.

HARBOR FUNDS On behalf of the Acquiring Fund: Harbor High-Yield Bond Fund	HARBOR ETF TRUST On behalf of the Acquired Fund: Harbor Scientific Alpha High-Yield ETF

By: __________________	By: __________________

Name: Title:	Name: Title:

Harbor Capital Advisors, Inc. agrees to the provisions set forth in Sections 10.2 and 15.3 of this Plan:

HARBOR CAPITAL ADVISORS, INC.

By: __________________
Name: Title:

APPENDIX B—ACQUIRED FUND’S AND ACQUIRING FUND’S FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the Fund’s financial performance for the fiscal periods indicated. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and distributions.

This information has been audited by Ernst & Young, an independent registered public accounting firm, whose reports, along with the Acquired Fund’s and Acquiring Fund’s audited financial statements, are included in the Acquired Fund’s and Acquiring Fund’s Annual Reports dated October 31, 2022, respectively.

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

HARBOR HIGH-YIELD BOND FUND

	Retirement Class					Institutional Class

	Year Ended October 31,					Year Ended October 31,

	2022	2021	2020	2019	2018	2022	2021	2020	2019	2018
Net asset value beginning of period	$9.95	$9.55	$9.88	$9.69	$10.22	$9.95	$9.55	$9.88	$9.68	$10.21

Income from Investment Operations
Net investment income/(loss)(a),(c)	0.43	0.42	0.47	0.54	0.54	0.43	0.41	0.46	0.52	0.54
Net realized and unrealized gain/(loss) on investments	(1.34)	0.49	(0.28)	0.22	(0.49)	(1.35)	0.49	(0.28)	0.25	(0.51)
Total from investment operations	(0.91)	0.91	0.19	0.76	0.05	(0.92)	0.90	0.18	0.77	0.03

Less Distributions
Dividends from net investment income	(0.47)	(0.51)	(0.52)	(0.57)	(0.58)	(0.46)	(0.50)	(0.51)	(0.57)	(0.57)
Distributions from net realized capital gains	—	—	—	—	—	—	—	—	—	—
Total distributions	(0.47)	(0.51)	(0.52)	(0.57)	(0.58)	(0.46)	(0.50)	(0.51)	(0.57)	(0.57)
Proceeds from redemption fees	—	— (*)	— (*)	— (*)	— (*)	—	— (*)	— (*)	— (*)	0.01
Net asset value end of period	8.57	9.95	9.55	9.88	9.69	8.57	9.95	9.55	9.88	9.68
Net assets end of period (000s)	$80,052	$83,594	$114,145	$73,676	$303,627	$182,350	$254,241	$287,242	$398,320	$470,204

Ratios and Supplemental Data (%)
Total return(b)	(9.37)%	9.64%	2.18%	8.13%	0.54%	(9.44)%	9.55%	2.09%	8.16%	0.45%
Ratio of total expenses to average net assets^	0.68	0.66	0.66	0.65	0.61	0.76	0.74	0.74	0.73	0.69
Ratio of net expenses to average net assets(a)	0.59	0.56	0.56	0.56	0.53	0.67	0.64	0.65	0.64	0.62

Ratio of net investment income/(loss) to average net assets(a)	4.66	4.21	4.88	5.53	5.50	4.62	4.12	4.86	5.35	5.40
Portfolio turnover	91	126	128	80	53	91	126	128	80	53

HARBOR HIGH-YIELD BOND FUND

	Administrative Class					Investor Class

	Year Ended October 31,					Year Ended October 31,

	2022	2021	2020	2019	2018	2022	2021	2020	2019	2018
Net asset value beginning of period	$10.00	$9.59	$9.92	$9.71	$10.25	$9.99	$9.57	$9.91	$9.71	$10.24

Income from Investment Operations
Net investment income/(loss)(a),(c)	0.41	0.39	0.44	0.50	0.52	0.39	0.38	0.43	0.49	0.50
Net realized and unrealized gain/(loss) on investments	(1.37)	0.50	(0.28)	0.25	(0.51)	(1.36)	0.50	(0.29)	0.24	(0.49)
Total from investment operations	(0.96)	0.89	0.16	0.75	0.01	(0.97)	0.88	0.14	0.73	0.01

Less Distributions
Dividends from net investment income	(0.43)	(0.48)	(0.49)	(0.54)	(0.55)	(0.42)	(0.46)	(0.48)	(0.53)	(0.54)
Distributions from net realized capital gains	—	—	—	—	—	—	—	—	—	—
Total distributions	(0.43)	(0.48)	(0.49)	(0.54)	(0.55)	(0.42)	(0.46)	(0.48)	(0.53)	(0.54)
Proceeds from redemption fees	—	— (*)	— (*)	— (*)	— (*)	—	— (*)	— (*)	— (*)	— (*)
Net asset value end of period	8.61	10.00	9.59	9.92	9.71	8.60	9.99	9.57	9.91	9.71
Net assets end of period (000s)	$368	$715	$668	$686	$1,374	$19,092	$22,845	$25,613	$18,993	$31,549

Ratios and Supplemental Data (%)
Total return(b)	(9.73)%	9.35%	1.82%	7.91%	0.10%	(9.83)%	9.31%	1.59%	7.72%	0.08%
Ratio of total expenses to average net assets^	1.01	0.99	0.99	0.98	0.94	1.12	1.11	1.11	1.10	1.06
Ratio of net expenses to average net assets(a)	0.92	0.89	0.90	0.89	0.86	1.03	1.01	1.01	1.01	0.98

Ratio of net investment income/(loss) to average net assets(a)	4.34	3.85	4.60	5.13	5.18	4.26	3.75	4.44	5.00	5.05
Portfolio turnover	91	126	128	80	53	91	126	128	80	53

(*)	Less than $0.01

^	Percentage does not reflect reduction for credit balance arrangements

(a)	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses

(b)	The total returns would have been lower had certain expenses not been waived during the periods shown.

(c)	Amounts are based on average daily shares outstanding during the period.

HARBOR SCIENTIFIC ALPHA HIGH-YIELD ETF

	Year Ended October 31,

	Year Ended October 31, 2022	Period from September 14, 2021a through October 31, 2021

Net asset value beginning of period	$49.64	$50.00

Income from Investment Operations

Net investment income/(loss)(b)	2.34	1.70

Net realized and unrealized gain/(loss) on investments	(6.94)	(2.07)

Total from investment operations	(4.60)	(0.37)

Less Distributions

Dividends from net investment income	(2.53)	—

Distributions from net realized capital gains	(0.01)	—

Total distributions	(2.54)	—

Net asset value end of period	42.50	49.64

Net assets end of period (000s)	$29,838	$34,844

Ratios and Supplemental Data (%)

Total return	(9.49)%	(0.72)%[c]

Ratio of total expenses to average net assets	0.48	0.48[d]
Ratio of net investment income/(loss) to average net assets	5.13	3.42[d]

Portfolio turnover^	114	1[c]

^	Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.

(a)	Commencement of Operations

(b)	Amounts are based on average daily shares outstanding during the period.

(c)	Unannualized

(d)	Annualized

Prospectus
Harbor ETF Trust
March 1, 2022
Fund	Exchange	Ticker

Harbor All-Weather Inflation Focus ETF	NYSE Arca, Inc.	HGER
Harbor Disruptive Innovation ETF	NYSE Arca, Inc.	INNO
Harbor Long-Term Growers ETF	NYSE Arca, Inc.	WINN
Harbor Scientific Alpha High-Yield ETF	NYSE Arca, Inc.	SIHY
Harbor Scientific Alpha Income ETF	NYSE Arca, Inc.	SIFI
The Securities and Exchange Commission (SEC) and the Commodity Futures Trading Commission (CFTC) have not approved any Fund’s shares as an investment or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

No financial highlights exist for Harbor All-Weather Inflation Focus ETF (which commenced operations on February 9, 2022), Harbor Disruptive Innovation ETF (which commenced operations on December 1, 2021) or Harbor Long-Term Growers ETF (which commenced operations on February 2, 2022).

Harbor All-Weather Inflation Focus ETF

Fund Summary
Investment Objective
The Fund seeks to provide investment results that correspond, before fees and expenses, to the performance of the Quantix Inflation Index (the “Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.68%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses[1],[2]	0.00%
Total Annual Fund Operating Expenses	0.68%
1 Pursuant to the Investment Advisory Agreement, the Adviser pays all of the operating expenses of the Fund (inclusive of any expenses of a wholly owned subsidiary of the Fund), except for (i) the fee payment under the Investment Advisory Agreement; (ii) payments under the Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund; (vii) costs of holding shareholder meetings; and (viii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.
2 “Other Expenses” are based on estimated amounts for the current fiscal year.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
One Year	Three Years
$69	$218

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. A portfolio turnover rate is not yet available for the Fund, which commenced operations on February 9, 2022.
Principal Investment Strategy
The Fund seeks to provide investment results that correspond, before fees and expenses, to the performance of the Index, which was developed by Quantix Commodities LP (“Quantix” or the “Subadviser”), the Fund’s subadviser. The Index is composed of futures contracts on physical commodities and is constructed using Quantix’s proprietary quantitative methodology, which considers a commodity’s relative inflation sensitivity and the relative cost of holding a “rolling” futures position in the commodity (as described below).
Under normal market conditions, the Index contains at least 15 U.S. dollar-denominated commodity futures traded on exchanges in the United States and United Kingdom. A commodity futures contract is a legal agreement to buy or sell a particular commodity (for example, metals, oil or agricultural products) at a predetermined price at a specified time in the future. As of the date of this Prospectus, the following commodity futures are considered for inclusion in the Index: WTI crude oil, Brent crude oil, heating oil, gasoil, RBOB gasoline, natural gas, corn, wheat, KC wheat, soybeans, soymeal, soybean oil, cocoa, cotton, coffee, sugar, live cattle, lean hogs, copper, aluminum, nickel, zinc, gold and silver.
Commodity futures in the eligible universe are selected for the Index and weighted based on Quantix’s quantitative methodology, which involves five steps:
Step 1: Quantix calculates the economic significance of each eligible commodity futures contract (i.e., the weight of each such commodity futures contract relative to the size of the eligible universe).
Step 2: Quantix calculates a “quality score” for each eligible commodity futures contract based on (i) the sensitivity of the futures contract to inflation and (ii) the cost of holding a rolling futures position in the contract. “Rolling” means selling a futures contract as it nears its expiration date and replacing it with a new futures contract that has a later expiration date. If the price for the new futures contract is lower than the price of the expiring contract, then the market for the commodity is said to be in “backwardation.” In these markets, roll returns are positive. The term “contango” is used to describe a market in which the price for a new futures contract is higher than the price of the expiring contract. In these markets, roll returns are negative. The quality score is negative for commodity futures contracts that have a relatively lower inflation sensitivity and/or roll return and positive for commodity futures contracts that have a relatively higher inflation sensitivity and/or roll return.
Step 3: The weights of eligible commodity futures contracts determined based on their economic significance are then adjusted based on their quality scores. A relatively low quality score results in a weight lower than the economic significance weight and a relatively high quality score results in a weight higher than the economic significance weight.
Step 4: Quantix applies maximum sector weights and maximum and minimum commodity weights to ensure diversification within the Index.
Step 5: Quantix utilizes its proprietary “Scarcity Debasement Indicator” (“SDI”) to determine whether the weight of gold-linked futures contracts should be adjusted based on the market environment. If the SDI signals an environment where inflation is more likely a result of a general shortage of commodities relative to demand, the weight of gold-linked futures contracts is as determined by steps 1 through 4. If the SDI signals an environment where inflation is more likely a result of currency debasement (i.e., a weakening currency), the weight of gold-linked futures

Fund Summary
Harbor All-Weather Inflation Focus ETF

contracts is increased in accordance with the strength of the indicator.
The Index is calculated on a “total return” basis, meaning that the returns of the futures contracts included in the Index are combined with the returns on cash collateral invested in 13-week U.S. Treasury Bills. Under normal circumstances, the Index is reconstituted quarterly. The Index has been licensed to the Adviser by Quantix and is calculated, published and distributed by Solactive AG (“Solactive”).
The Fund seeks to achieve its investment objective primarily by investing, through its Subsidiary (as defined below), in one or more excess return swaps on the Index. Excess return swaps are derivative contracts between two parties who exchange the return from a financial asset between them. The Fund will make payments to a swap dealer counterparty based on a set rate in exchange for payments based on the returns of the futures contracts comprising the Index. If the returns on those securities are positive, the counterparty will pay the Fund; in the event that the returns are negative, the Fund will make payments to the counterparty. The swaps may be terminated by the Subadviser at any time. The Fund also holds U.S. Treasury securities and/or money market funds, which may be used as collateral for the Fund’s derivatives holdings or to generate interest income and capital appreciation on the cash balances arising from its use of derivatives (thereby providing a “total return” investment in the underlying commodity futures contracts).
The Fund may invest in commodity futures contracts if it at any time it is impractical or inefficient to gain full or partial exposure to a commodity through the use of excess return swaps, including on a different commodity (including commodities not included in the Index) that the Subadviser believes will help the Fund achieve its investment objective.
To the extent that a significant portion of the Index consists of a particular sector or commodity, the Fund may have significant exposure to that sector or commodity. As of the date of this Prospectus, a significant portion of the Index consists of, and therefore the Fund has significant exposure to, the petroleum and precious metals sectors.
The Fund will invest up to 25% of its total assets, as determined at the end of each fiscal quarter, in a wholly owned and controlled subsidiary (the “Subsidiary”) organized under the laws of the Cayman Islands. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to commodity returns within the limits of the federal tax laws, which limit the ability of investment companies such as the Fund to invest directly in such instruments. The Subsidiary has the same investment objective and will follow the same general investment policies and restrictions as the Fund. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivative instruments. Except as noted, references to the Fund’s investment strategies and risks include those of its Subsidiary. The Subsidiary is advised by Harbor Capital Advisors, Inc. (“Harbor Capital” or the “Adviser”) and subadvised by the Subadviser.
The Fund is classified as non-diversified, which means the Fund may invest in the securities of a smaller number of issuers than a diversified fund.
Principal Risks
Investors considering an investment in the Fund should be prepared to accept significant volatility in the Fund’s performance, particularly over shorter time periods. The Fund is not intended to serve as a core holding in an investor’s portfolio but instead should represent only a small portion of an investor’s overall diversified portfolio. Investors considering an investment in this Fund should be sure they carefully read and understand the investment strategies employed and the heightened risks associated with those strategies.
There is no guarantee that the investment objective of the Fund will be achieved. Commodities and commodity-linked derivative instruments can be significantly more volatile than other securities, such as stocks or bonds. Similarly, the Index can be significantly more volatile than broad market equity and fixed income indices. The value of your investment in the Fund may go down, which means that you could lose money on your investment in the Fund or the Fund may not perform as well as other possible investments. Principal risks impacting the Fund (in alphabetical order after the first eight include:
Commodity Risk: The Fund has exposure to commodities through its and/or the Subsidiary’s investments in commodity-linked derivative instruments. Commodity prices are generally affected by, among other factors, the cost of producing, transporting and storing commodities, changes in consumer or commercial demand for commodities, the hedging and trading strategies of producers and consumers of commodities, speculative trading in commodities by commodity pools and other market participants, disruptions in commodity supply, weather, political and other global events, global economic factors and government intervention in or regulation of the commodity or commodity futures markets. The Fund may concentrate its assets in a particular sector of the commodities market (such as oil, metal or agricultural products). As a result, the Fund may be more susceptible to risks associated with those sectors.
Excess Return Swaps Risk: Excess return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Excess return swaps can have the potential for unlimited losses. They are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Fund may lose money.
Index Construction Risk: Quantix selects a limited number of commodity futures contracts for the Index based on its proprietary methodology. The theories upon which Quantix bases the Index and/or the methodology used in constructing the Index may be inaccurate. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles. Quantix’s assessment of a commodity and/or futures contract may differ from that of another investor or investment manager. Errors in the construction or calculation of the Index may occur from time to time and any such errors may not be immediately identified and corrected by Quantix or Solactive, respectively, which may have an adverse impact on the Fund and its shareholders. There is no guarantee that the construction methodology will accurately provide the intended exposure.
Sector Risk: To the extent that the Fund has significant exposure to a particular sector or commodity, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector or commodity will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or commodities.
Index Tracking Risk: The Fund is not expected to track the performance of the Index at all times with perfect accuracy. The Fund’s return may not track the performance of the Index for a

Fund Summary
Harbor All-Weather Inflation Focus ETF

number of reasons. For example, tracking error may occur because of differences between the securities and other financial instruments held in the Fund’s portfolio and those included in the Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s NAV), transaction costs incurred by the Fund, or the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest. Any transaction costs and market exposure arising from rebalancing the Fund’s portfolio to reflect changes in the composition of the Index will be borne directly by the Fund and its shareholders. The Fund may not be able to invest in certain securities included in the Index or may not be able to invest in them in the exact proportions in which they are represented in the Index, due to legal restrictions, potential adverse tax consequences or other regulatory reasons. The risk that the Fund may not track the performance of the Index may be magnified during times of heightened market volatility or other unusual market conditions. For tax efficiency purposes, the Fund may sell certain securities to realize losses causing it to deviate from the Index.
Index Strategy Risk: The Fund is managed to seek to track, before fees and expenses, the performance of the Index. Therefore, unless a specific security is removed from the Index because it no longer qualifies to be included in the Index, the Fund generally would not sell a security because the security’s issuer is in financial trouble. If a specific security is removed from the Index, it is possible that the Fund may be forced to sell such security at an inopportune time or for prices other than at current market values, which could have a negative effect on the Fund’s performance.  As a result, the Adviser will not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. Thus, based on market and economic conditions, the Fund’s performance could be lower than funds that actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more securities.
Authorized Participant Concentration/Trading Risk: Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the Fund’s net asset value and to face trading halts and/or delisting. This risk may be heightened during periods of volatility or market disruptions.
Premium/Discount Risk: The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Adviser cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. This may result in the Fund’s shares trading significantly above (premium) or below (discount) the Fund’s net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asst value. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.
Cash Transactions Risk: The Fund will effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs.
Commodity-Linked Derivatives Risk: The Fund’s investments in commodity-linked derivative instruments (either directly or through the Subsidiary) and the tracking of an Index comprised of commodity futures may subject the Fund to significantly greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by prevailing spot prices for the underlying commodity, supply and demand, market activity, liquidity, economic, financial, political regulatory, geographical, biological or judicial events, and the general interest rate environment. Commodity-linked derivatives are subject to the risk that the counterparty to the transaction, the exchange or trading facility on which they trade, or the applicable clearing house may default or otherwise fail to perform. If all or a significant portion of the futures contracts reflected in the Index were to reach a negative price, you could lose your entire investment. Each trading facility on which the derivatives are traded has the right to suspend or limit trading in the instruments that it lists. Certain of the futures contracts in which the Fund may invest trade on non-U.S. exchanges that impose different requirements than U.S. exchanges. These futures contracts may be subject to additional risks, including greater price volatility, temporary price aberrations and the potential imposition of limits that constrain appreciation or cause depreciation of the prices of such futures contracts, as well as different and longer settlement periods. The Fund will incur certain costs as a result of its use of derivatives. The Fund’s use of commodity-linked derivatives may also have a leveraging effect on the Fund’s portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the Fund otherwise would have had. The Fund is required to post margin in respect to its holdings in derivatives.
Counterparty Risk: A counterparty may be unwilling or unable to meet its contractual obligations. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults ion its payment obligations to the Fund, the value of an investment held by the Fund may decline. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and

Fund Summary
Harbor All-Weather Inflation Focus ETF

realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States or other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund, which may cause the Fund not to be able to achieve its investment objective or to change its investment objective.
Energy Sector Risk: The performance of energy-related commodities, including petroleum, is generally cyclical and highly dependent on energy prices. The market value of energy-related commodities may decline for many reasons, including, among others: changes in energy prices, exploration and production spending, and energy supply and demand; global political changes; terrorism, natural disasters and other catastrophes; changes in exchange rates; and government regulations, taxation policies, and energy conservation efforts. The energy sector has recently experienced increased volatility. In particular, significant market volatility in the crude oil markets as well as the oil futures markets resulted in the market price of the front month WTI crude oil futures contract falling below zero for a period of time.
Interest Rate Risk: As interest rates rise, the values of fixed income securities held by the Fund are likely to decrease and reduce the value of the Fund’s portfolio. Securities with longer durations tend to be more sensitive to changes in interest rates and are usually more volatile than securities with shorter durations. For example, a 5 year average duration generally means the price of a fixed income security will decrease in value by 5% if interest rates rise by 1%. Rising interest rates may lead to increased redemptions, increased volatility and decreased liquidity in the fixed income markets, making it more difficult for the Fund to sell its fixed income securities when the Subadviser may wish to sell or must sell to meet redemptions. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns or minimize the volatility of the Fund’s net asset value per share. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments.
Investment in Other Investment Companies Risk: Investments in other investment companies (including money market funds) are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund and, indirectly, the expenses of the investment companies.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
New Fund Risk: There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. The Board of Trustees may liquidate the Fund at any time in accordance with the Declaration of Trust and governing law. As a result, the timing of the Fund’s liquidation may not be favorable.
Non-Diversification Risk: Because the Fund is non-diversified and may invest a greater percentage of its assets in securities of a single issuer, and/or invest in a relatively small number of issuers, it is more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio.
Precious Metals Investment Risk: Prices of precious metals, including gold and silver, and of precious metal-related financial instruments historically have been very volatile and may fluctuate sharply over short periods of time. The high volatility of precious metals prices may adversely affect the prices of financial instruments that derive their value from the price of underlying precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals.
Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary generally are similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940 (the “Investment Company Act”), and, unless otherwise noted in this prospectus, is not subject to all of the investor protections of the Investment Company Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and the Statement of Additional Information and could adversely affect the Fund.
Tax Risk: The ability of the Fund to gain commodity exposure as contemplated may be adversely affected by future legislation, regulatory developments, interpretive guidance or other actions by the Internal Revenue Service (“IRS”) or the Treasury Department
U.S. Treasury Obligations Risk: U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s exposure to U.S. Treasury obligations to decline.
Performance
Because the Fund is newly organized and does not yet have a complete calendar year of performance history, the bar chart and total return tables are not provided. To obtain performance information, please visit the Fund’s website at harborcapital.com or call 800-422-1050.

Fund Summary
Harbor All-Weather Inflation Focus ETF

Portfolio Management
Investment Adviser
Harbor Capital Advisors, Inc.

Subadviser
Quantix Commodities LP (“Quantix”) has subadvised the Fund since 2022.

Portfolio Manager
The  portfolio manager are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Matthew Schwab Quantix Commodities LP
Mr. Schwab is a Portfolio Manager at Quantix and has served as a portfolio manager for the Fund since February 2022.
Buying and Selling Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Shares of the Fund are listed and traded on an exchange at market price throughout the day rather than at NAV and may trade at a price greater than the Fund’s NAV (premium) or less than the Fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spread, is available at harborcapital.com.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Fund and/or its related companies may pay intermediaries, which may include banks, broker-dealers, or financial professionals, for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

Harbor Disruptive Innovation ETF

Fund Summary
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses[1],[2]	0.00%
Total Annual Fund Operating Expenses	0.75%
1 Pursuant to the Investment Advisory Agreement, the Adviser pays all of the operating expenses of the Fund, except for (i) the fee payment under the Investment Advisory Agreement; (ii) payments under the Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund; (vii) costs of holding shareholder meetings; and (viii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.
2 “ Other Expenses” are based on estimated amounts for the current fiscal year.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
One Year	Three Years
$77	$240

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. A portfolio turnover rate is not yet available for the Fund, which commenced operations on December 1, 2021.
Principal Investment Strategy
Under normal market conditions, the Fund invests primarily in equity securities, principally common stocks, of companies selected based on their potential for growth tied to disruptive innovation. The Fund defines “disruptive innovation” as the development of new products, services, technologies and/or other advancements that could disrupt and displace existing businesses and business models over time. While the Fund invests primarily in securities of U.S. companies, the Fund may invest up to 25% of its assets in foreign securities, including those located in emerging market countries. The Fund invests in securities across the market capitalization spectrum.
The Fund employs a multi-manager approach to achieve its investment objective. The Fund’s investment adviser, Harbor Capital Advisors, Inc. (the “Adviser”) is responsible for selecting and overseeing investment subadvisers (each, a “Subadviser”) for the Fund. Each Subadviser is responsible for providing the Adviser with a model portfolio, which the Adviser will implement in its discretion in managing the Fund. Each Subadviser has its own process for identifying and evaluating companies that, in the Subadviser’s view, have the potential for growth tied to disruptive innovation. A Subadviser may recommend selling holdings when it believes that such company’s prospects have deteriorated, future growth is unlikely, or for other reasons that a Subadviser may identify. The Adviser is responsible for allocating the Fund’s assets among each Subadviser’s strategy as well as implementing each strategy (which includes buying and selling securities as recommended by each Subadviser). The Adviser does not expect to independently identify securities for investment for the Fund. The Adviser will determine allocations between each Subadviser’s strategy and adjust those allocations over time based upon its qualitative and quantitative assessment of each strategy and how those strategies work in combination to produce what the Adviser believes is an enhanced risk-adjusted investment outcome for the Fund.
Holdings are expected to be diversified across sectors, but the Fund may, from time to time, have substantial exposure to a particular sector. Sector allocations are the result of the investment process for the Fund.
The equity securities in which the Fund invests include common stocks as well as preferred securities. The Fund may invest in securities issued by equity real estate investment trusts (REITs). The Fund may also purchase American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs), which are certificates typically issued by a bank or trust company that represent ownership interests in securities issued by a foreign or domestic company.
The Adviser has selected 4BIO Partners LLP (“4BIO Capital”), NZS Capital, LLC (“NZS Capital”), Sands Capital Management, LLC (“Sands Capital”), Tekne Capital Management, LLC (“Tekne”) and Westfield Capital Management Company, L.P. (“Westfield”) to each serve as a Subadviser to the Fund.
4BIO Capital recommends securities to the Adviser that reflect 4BIO Capital’s focus on new companies developing emerging technologies to disrupt the advanced therapies space, which includes gene therapy, gene editing, cell therapy, ribonucleic acid (RNA) therapy (treatments that target RNA or deliver it to cells), targeted therapies (cancer treatments targeted at specific genes and proteins) and microbiome (the collection of microorganisms living in or on the human body). 4BIO Capital assesses company valuations with a view toward their future potential value creation and typically recommends divestment either upon the company’s acquisition

Fund Summary
Harbor Disruptive Innovation ETF

by another market player or when 4BIO Capital believes that future growth is unlikely.
NZS Capital recommends securities of companies to the Adviser that it believes to be highly adaptable to the disruption presented by the transition of economies from analog to digital. Though many of the companies identified by NZS Capital for investment are in the technology and communication segments of the market, NZS Capital believes that disruption is increasingly impacting all sectors of the economy and may identify companies for investment across sectors.
Sands Capital recommends securities to the Adviser based on Sands Capital’s belief that disruptive innovation improves upon the status quo, whether the innovations are on a large or small scale. Sands Capital identifies companies that it believes to have a leadership position in a promising business space, a significant competitive advantage, a clear mission, a value-add focus, financial strength and a rational valuation relative to the market and their business prospects. Sands Capital uses bottom-up research to identify companies across all sectors that it believes are benefitting from structural changes and secular trends that are distinct from cyclical economic factors.
Tekne recommends securities to the Adviser based on Tekne’s belief that a disruptive innovation company is one that creates, uses or enables technology to change or influence an existing or new workflow, product or service. Tekne seeks to identify investments that it believes will derive success from longer-term growth rather than near-term momentum. Tekne relies on its expertise in the telecommunications, media and technology sectors as well as related industries such as fin-tech.
Westfield recommends securities to the Adviser based on Westfield’s belief that disruptive innovation companies are those providing disruptive products or services to large addressable markets and that maintain a culture of continued innovation as they gain market share. Westfield will primarily focus on U.S. markets with a specialization in technology and health care.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first six risks) include:
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Disruptive Innovation Risk: Companies that the Subadviser and/or Adviser, as applicable, believes have the potential for growth tied to disruptive innovation may not in fact be successful. Companies developing new technologies, creating solutions, providing disruptive products or services, or which the Subadviser and/or Adviser, as applicable, believes to have leadership positions or competitive advantages may not be able to capitalize on those developments or positions. Such companies may encounter competition, regulation or other barriers. These companies may also be exposed to risks applicable to sectors other than the disruptive innovation theme for which they are chosen, and the securities issued by these companies may underperform the securities of other companies.
The Fund may invest in a company that does not currently derive any revenue from disruptive innovations or technologies, and there is no assurance that a company will derive any revenue from disruptive innovations in the future. A disruptive innovation may constitute a small portion of a company’s overall business. As a result, the success of a disruptive innovation may not affect the value of the equity securities issued by the company.
Equity Risk: The values of equity or equity-related securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Multi-Manager Risk: The Subadvisers’ investment styles and security recommendations may not always be complementary, which could affect the performance of the Fund. Moreover, the allocation of Fund assets among Subadvisers may lead the Fund to underperform relative to how it could have performed with a different allocation between Subadvisers.
Non-Discretionary Implementation Risk: Because the Fund is managed pursuant to model portfolios provided by non-discretionary Subadvisers, it is expected that trades will be effected on a periodic basis and therefore less frequently than would typically be the case if discretionary subadvisers were employed. Given that values of investments change with market conditions, this could cause the Fund’s return to be lower than if the Fund employed discretionary subadvisers.
Authorized Participant Concentration/Trading Risk: Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the Fund’s net asset value and to face trading halts and/or delisting. This risk may be heightened during periods of volatility or market disruptions.
Cash Transactions Risk: The Fund will effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs.
Depositary Receipts Risk: Depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established

Fund Summary
Harbor Disruptive Innovation ETF

market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. Depositary receipts are subject to the risks associated with investing directly in foreign securities.
Emerging Market Risk: Foreign securities risks are more significant in emerging market countries. These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. Securities exchanges in emerging markets may suspend listed securities from trading for substantially longer periods of time than exchanges in developed markets, including for periods of a year or longer. If the Fund is holding a suspended security, that security would become completely illiquid as the Fund would not be able to dispose of the security until the suspension is lifted. In such instances, it can also be difficult to determine an appropriate valuation for the security because of a lack of trading and uncertainty as to when trading may resume.
Foreign Currency Risk: As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.
Foreign Securities Risk: Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more significant for issuers in emerging market countries. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Growth Style Risk: Over time, a growth oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s stock, sometimes rapidly or unpredictably.
New Fund Risk: There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. The Board of Trustees may liquidate the Fund at any time in accordance with the Declaration of Trust and governing law. As a result, the timing of the Fund’s liquidation may not be favorable.
Premium/Discount Risk: The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Adviser cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. This may result in the Fund’s shares trading significantly above (premium) or below (discount) the Fund’s net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asst value. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.
REIT Risk: Investing in REITs will subject the Fund to additional risks.  The REITs in which the Fund invests may decline in value as a result of factors affecting the real estate sector, such as changes in real estate values, changes in property taxes and government regulation affecting zoning, land use and rents, changes in interest rates, changes in the cash flow of underlying real estate assets, levels of occupancy, and market conditions, as well as the management skill and creditworthiness of the issuer.  Investments in REITs are also subject to additional risks, including the risk that REITs are unable to generate cash flow to make distributions to unitholders and fail to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended.
Sector Risk: Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.
Selection Risk: The Subadviser’s judgment about the attractiveness of a particular security may be incorrect. The Subadviser and/or Adviser, as applicable, potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that the Subadviser and/or Adviser, as applicable, believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by the Subadviser and/or Adviser, as applicable, and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Small and Mid Cap Risk: The Fund’s performance may be more volatile because it may invest in issuers that are smaller companies. Smaller companies may have limited product lines, markets and financial resources. Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, small and mid cap stocks may fall out of favor relative to large cap stocks, which may cause the Fund to underperform other equity funds that focus on large cap stocks.

Fund Summary
Harbor Disruptive Innovation ETF

Performance
Because the Fund is newly organized and does not yet have a complete calendar year of performance history, the bar chart and total return tables are not provided. To obtain performance information, please visit the Fund’s website at harborcapital.com or call 800-422-1050.
Portfolio Management
Investment Adviser
Harbor Capital Advisors, Inc.

Portfolio Managers
The  portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Spenser Lerner, CFA, Head of Multi-Asset Solutions, Managing Director and Portfolio Manager of Harbor Capital Advisors, Inc., has managed the Fund since September 2021.
Kristof Gleich, CFA, President & CIO of Harbor Capital Advisors, Inc., has managed the Fund since September 2021.

Subadvisers
The Adviser has engaged 4BIO Capital, NZS Capital, Sands Capital, Tekne and Westfield as subadvisers since 2021 to provide investment management services to the Fund on a non-discretionary basis.
Buying and Selling Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price.
Shares of the Fund are listed and traded on an exchange at market price throughout the day rather than at NAV and may trade at a price greater than the Fund’s NAV (premium) or less than the Fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spread, is available at harborcapital.com.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Fund and/or its related companies may pay intermediaries, which may include banks, broker-dealers, or financial professionals, for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

Harbor Long-Term Growers ETF

Fund Summary
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.57%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses[1],[2]	0.00%
Total Annual Fund Operating Expenses	0.57%
1 Pursuant to the Investment Advisory Agreement, the Adviser pays all of the operating expenses of the Fund, except for (i) the fee payment under the Investment Advisory Agreement; (ii) payments under the Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund; (vii) costs of holding shareholder meetings; and (viii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.
2 “Other Expenses” are based on estimated amounts for the current fiscal year.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
One Year	Three Years
$58	$183

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. A portfolio turnover rate is not yet available for the Fund, which commenced operations on February 2, 2022.
Principal Investment Strategy
The Fund invests primarily in equity securities, principally common and preferred stocks, of U.S. companies that the Subadviser believes to have above-average prospects for long-term growth. The Fund is “non-diversified,” meaning that a relatively high percentage of its assets may be invested in a limited number of issuers.
The Subadviser selects investments for the Fund using a proprietary combination of bottom-up, fundamental research and systematic portfolio construction, in order to build a portfolio of high-conviction stocks reflecting the views of the Subadviser.
The Subadviser’s fundamental, bottom-up research seeks to identify mid- and large-capitalization companies it believes will have magnitude and duration of growth that is above that of the public equity market, as determined by the Subadviser. The research includes visits to companies and discussion with company management.
These companies typically possess a combination of the following characteristics:
■
Market-leading position in core business areas;
■
Disruptive business model;
■
Expected above average revenue, earnings, and cash flow growth over the next several years;
■
Strong cash flow generation and reinvestment;
■
Balance sheet strength;
■
Experienced management team, able to execute on the business opportunity; and
■
Appropriate valuations relative to the company’s long-term growth potential.
The Subadviser then employs a systematic portfolio construction process that seeks to manage overall investment risk exposures and characteristics in order to maintain consistency with the Fund’s objective. The Subadviser uses a portfolio optimization process designed to incorporate the Subadviser’s fundamental growth insights, considering diversification and liquidity risk.
The Fund may invest up to 20% of its total assets in the securities of foreign issuers, including issuers located or doing business in emerging markets.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first six risks) include:
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Non-Diversification Risk: Because the Fund is non-diversified and may invest a greater percentage of its assets in securities of a single issuer, and/or invest in a relatively small number of issuers,

Fund Summary
Harbor Long-Term Growers ETF

it is more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio.
Equity Risk: The values of equity or equity-related securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Premium/Discount Risk: The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Adviser cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. This may result in the Fund’s shares trading significantly above (premium) or below (discount) the Fund’s net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asst value. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.
Growth Style Risk: Over time, a growth oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.
Authorized Participant Concentration/Trading Risk: Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the Fund’s net asset value and to face trading halts and/or delisting. This risk may be heightened during periods of volatility or market disruptions.
Cash Transactions Risk: The Fund will effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs.
Depositary Receipts Risk: Depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. Depositary receipts are subject to the risks associated with investing directly in foreign securities.
Foreign Securities Risk: Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more significant for issuers in emerging market countries. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s stock, sometimes rapidly or unpredictably.
Large Cap Risk: Large cap stocks may fall out of favor relative to small or mid cap stocks, which may cause the Fund to underperform other equity funds that focus on small or mid cap stocks.
Mid Cap Risk: The Fund’s performance may be more volatile because it invests primarily in mid cap stocks. Mid cap companies may have limited product lines, markets and financial resources. Securities of mid cap companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, mid cap stocks may fall out of favor relative to small or large cap stocks, which may cause the Fund to underperform other equity funds that focus on small or large cap stocks.
New Fund Risk: There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. The Board of Trustees may liquidate the Fund at any time in accordance with the Declaration of Trust and governing law. As a result, the timing of the Fund’s liquidation may not be favorable.
Preferred Stock Risk: Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Fund Summary
Harbor Long-Term Growers ETF

Sector Risk: Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.
Selection Risk: The Subadviser’s judgment about the attractiveness of a particular security may be incorrect. The Subadviser and/or Adviser, as applicable, potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that the Subadviser and/or Adviser, as applicable, believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by the Subadviser and/or Adviser, as applicable, and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Performance
Because the Fund is newly organized and does not yet have a complete calendar year of performance history, the bar chart and total return tables are not provided. To obtain performance information, please visit the Fund’s website at harborcapital.com or call 800-422-1050.
Portfolio Management
Investment Adviser
Harbor Capital Advisors, Inc.

Subadviser
Jennison Associates LLC (“Jennison”) has subadvised the Fund since 2022.

Portfolio Managers
The  portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Blair A. Boyer Jennison Associates LLC
Mr. Boyer is a Managing Director and the Co-Head of Large Cap Growth Equity of Jennison and has co-managed the Fund since February 2022.
Natasha Kuhlkin, CFA Jennison Associates LLC
Ms. Kuhlkin is a Managing Director and a Large Cap Growth Equity Portfolio Manager of Jennison and has co-managed the Fund since February 2022.
Kathleen A. McCarragher Jennison Associates LLC
Ms. McCarragher is a Director, Managing Director and the Head of Growth Equity of Jennison and has co-managed the Fund since February 2022.
Jason T. McManus Jennison Associates LLC
Mr. McManus is a Managing Director and the Head of Custom Solutions of Jennison and has co-managed the Fund since February 2022.
Buying and Selling Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Shares of the Fund are listed and traded on an exchange at market price throughout the day rather than at NAV and may trade at a price greater than the Fund’s NAV (premium) or less than the Fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spread, is available at harborcapital.com.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Fund and/or its related companies may pay intermediaries, which may include banks, broker-dealers, or financial professionals, for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

Harbor Scientific Alpha High-Yield ETF

Fund Summary
Investment Objective
The Fund seeks total return.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.48%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses[1],[2]	0.00%
Total Annual Fund Operating Expenses	0.48%
1 Pursuant to the Investment Advisory Agreement, the Adviser pays all of the operating expenses of the Fund, except for (i) the fee payment under the Investment Advisory Agreement; (ii) payments under the Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund; (vii) costs of holding shareholder meetings; and (viii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.
2 “Other Expenses” are based on estimated amounts for the current fiscal year.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
One Year	Three Years
$49	$154

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 1% (unannualized). Portfolio turnover rate excludes investments received or delivered from in-kind processing of creations or redemptions.
Principal Investment Strategy
Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in a portfolio of below investment-grade corporate bonds, commonly referred to as “high yield” or “junk” bonds, or unrated securities that BlueCove Limited (the “Subadviser”) considers to be of an equivalent credit quality, which may be represented by derivative instruments, including futures and swaps. The Subadviser determines whether a bond is rated below investment grade using a composite rating calculated by assigning a numerical value to those ratings of Moody’s, S&P and Fitch which are available for the bond and averaging those amounts to determine the rating. The Fund invests primarily in U.S. dollar denominated securities, including those of foreign issuers. Derivative instruments in which the Fund may invest include credit-default swaps and U.S. Treasury futures. The Fund may also invest in exchange-traded funds to manage aggregate portfolio exposures.
The Subadviser defines scientific alpha as the investment returns generated from following a structured investment process based on the testing of investment hypotheses using historical data. The Subadviser’s portfolio management team retains discretion with respect to all investment decisions.
The Subadviser’s investment process utilizes proprietary quantitative models to produce investment recommendations. The Subadviser generates proprietary insights based on its experience and reasoned intuition to form an investment hypothesis. Using historical market data, the Subadviser back-tests each investment hypothesis to determine whether actual observations appear consistent with the hypothesis over time. The Subadviser’s back-testing process involves the development of research parameters, internal peer review, and consideration of a wide range of analyses. Insights are weighted in the Subadviser’s models according to their deemed strength in predicting returns, as determined by the Subadviser through this testing process. In managing the Fund, the Subadviser will rely on insights that seek to target idiosyncratic company and security specific risk, which form the basis of security selection decisions and assess metrics such as company strength, company outlook, and credit spreads. In addition, the Fund will rely on the Subadviser’s market timing insights which the Subadviser uses to form a view on the attractiveness of credit and interest rate markets and assess metrics such as market expectations for growth and credit default rates. The Subadviser’s models consider data from multiple sources, including issuer-specific and macroeconomic information such as company cash flow, default risk, and earnings expectations.
The Subadviser expects that the majority of the Fund’s total returns will be generated from security selection of high yield bonds. Positions are sized based on an optimization which aims to effectively translate the insights gleaned from the Subadviser’s proprietary models into portfolio positions. The Subadviser’s optimization process seeks to maximize total returns while minimizing expected risk and transaction costs. The Subadviser measures risk at the portfolio level and on each instrument. Furthermore, concentration risk is minimized by capping exposures based on internal limits for single issuer and single issue positions. The Subadviser conducts performance measurement and risk analysis to seek to validate the accuracy of the investment process with the aim of achieving continuous improvement over time. The Subadviser may engage in frequent trading in the Fund to achieve its principal investment strategies.
Duration/Maturity: Although duration may be one of the characteristics considered in security selection, the Fund does

Fund Summary
Harbor Scientific Alpha High-Yield ETF

not focus on bonds with any particular duration or maturity and does not seek to maintain the maturity of the Fund’s portfolio in any particular range. The Fund has not commenced operations as of the date of this Prospectus and therefore, the weighted average maturity of the Fund’s portfolio is not available.
Credit Quality: The Fund invests primarily in below investment-grade debt securities, commonly referred to as “high yield” or “junk” bonds, but may invest in other fixed income instruments. As such, the Fund’s weighted average portfolio quality varies from time to time, depending on the level of assets allocated to such securities. The Subadviser does not seek to actively invest in defaulted securities.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Fixed income securities fluctuate in price in response to various factors, including changes in interest rates, changes in market conditions and issuer-specific events, and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other possible investments. Principal risks impacting the Fund (in alphabetical order after the first six risks) include:
High-Yield Risk: There is a greater risk that the Fund will lose money because it invests primarily in below investment-grade fixed income securities and unrated securities of similar credit quality (commonly referred to as “high-yield securities” or “junk bonds”). These securities are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.
Model Risk: There are limitations inherent in every quantitative model. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, historical trends in data may not be predictive going forward. The strategies and techniques employed in a quantitative model cannot fully match the complexity of the financial markets and therefore sudden unanticipated changes in underlying market conditions can significantly impact their performance. The effectiveness of the given strategy or technique may deteriorate in an unpredictable fashion for any number of reasons including, but not limited to, an increase in the amount of assets managed or the use of similar strategies or techniques by other market participants and/or market dynamic shifts over time. In addition, factors that affect a security’s value can change over time, and these changes may not be reflected in the quantitative model. Any model may contain flaws the existence and effect of which may be discovered only after the fact or not at all. There can be no assurances that the strategies pursued or the techniques implemented in the quantitative model will be profitable, and various market conditions may be materially less favorable to certain strategies than others. Even in the absence of flaws, a model may not perform as anticipated.
Premium/Discount Risk: The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Adviser cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. This may result in the Fund’s shares trading significantly above (premium) or below (discount) the Fund’s net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asst value. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Inflation Risk: As inflation rises, the value of assets of or income, from the Fund’s investments may be worth less, as inflation decreases the value of payments at future dates. As a result, the real value of the Fund’s portfolio could decline.
Authorized Participant Concentration/Trading Risk: Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the Fund’s net asset value and to face trading halts and/or delisting. This risk may be heightened during periods of volatility or market disruptions.
Cash Transactions Risk: The Fund will effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs.
Credit Risk: The issuer or guarantor of a security owned by the Fund could default on its obligation to pay principal or interest or its credit rating could be downgraded. Likewise, a counterparty to a derivative or other contractual instrument owned by the Fund could default on its obligation. This risk may be higher for below investment-grade securities.

Fund Summary
Harbor Scientific Alpha High-Yield ETF

Derivatives Risk: The value of derivative instruments held by the Fund may not change in the manner expected by the Subadviser and/or Adviser, as applicable, which could result in disproportionately large losses to the Fund. Derivatives may also be more volatile than other instruments and may create a risk of loss greater than the amount invested. In addition, certain derivatives may be difficult to value and may be illiquid.
ETF Risk: The Fund’s investment in shares of ETFs subjects it to the risks of owning the securities underlying the ETF, as well as the same structural risks faced by an investor purchasing shares of the Fund, including premium/discount risk and trading issues risk. As a shareholder in another ETF, the Fund bears its proportionate share of the ETF’s expenses, subjecting Fund shareholders to duplicative expenses.
Extension Risk: When interest rates are rising, certain callable fixed income securities may be extended because of slower than expected principal payments. This would lock in a below-market interest rate, increase the security’s duration and reduce the value of the security.
Foreign Securities Risk: Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more significant for issuers in emerging market countries. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Interest Rate Risk: As interest rates rise, the values of fixed income securities held by the Fund are likely to decrease and reduce the value of the Fund’s portfolio. Securities with longer durations tend to be more sensitive to changes in interest rates and are usually more volatile than securities with shorter durations. For example, a 5 year average duration generally means the price of a fixed income security will decrease in value by 5% if interest rates rise by 1%. Rising interest rates may lead to increased redemptions, increased volatility and decreased liquidity in the fixed income markets, making it more difficult for the Fund to sell its fixed income securities when the Subadviser may wish to sell or must sell to meet redemptions. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns or minimize the volatility of the Fund’s net asset value per share. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s stock, sometimes rapidly or unpredictably.
Liquidity Risk: A particular investment may be difficult to purchase or sell and the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. Valuation of investments may be difficult, particularly during periods of market volatility or reduced liquidity and for investments that trade infrequently or irregularly. In these circumstances, among others, an investment may be valued using fair value methodologies that are inherently subjective and reflect good faith judgments based on available information.
New Fund Risk: There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. The Board of Trustees may liquidate the Fund at any time in accordance with the Declaration of Trust and governing law. As a result, the timing of the Fund’s liquidation may not be favorable.
Prepayment Risk: When interest rates are declining, the issuer of a fixed income security, including a pass-through security such as a mortgage-backed or an asset-backed security, may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities.
Selection Risk: The Subadviser’s judgment about the attractiveness of a particular security may be incorrect. The Subadviser and/or Adviser, as applicable, potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that the Subadviser and/or Adviser, as applicable, believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by the Subadviser and/or Adviser, as applicable, and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
U.S. Government Securities Risk: Securities issued or guaranteed by U.S. government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. government. As a result, no assurance can be given that the U.S. government will provide financial support to these securities or issuers (such as securities issued by the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation). Although certain government securities are backed by the full faith and credit of the U.S. government (such as securities issued by the Government National Mortgage Association), circumstances could arise that would delay or prevent the payment of interest or principal. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future and, in these circumstances, the Fund’s returns may be adversely affected.
Performance
Because the Fund is newly organized and does not yet have a complete calendar year of performance history, the bar chart and total return tables are not provided. To obtain performance information, please visit the Fund’s website at harborcapital.com or call 800-422-1050.
Portfolio Management
Investment Adviser
Harbor Capital Advisors, Inc.

Fund Summary
Harbor Scientific Alpha High-Yield ETF

Subadviser
BlueCove Limited (“BlueCove”) has subadvised the Fund since 2021.

Portfolio Managers
BlueCove employs a team approach in which a number of portfolio management individuals will be involved in the day-to-day investment decision making of the Fund. Mr. Brodsky, Mr. Harper, Mr. Thomas and Mr. Flannery are jointly responsible for managing the Fund.
Benjamin Brodsky, CFA BlueCove Limited
Mr. Brodsky is Chief Investment Officer of BlueCove and has managed the Fund since September 2021.
Michael Harper, CFA BlueCove Limited
Mr. Harper is Head of Portfolio Management of BlueCove and has managed the Fund since September 2021.
Benoy Thomas, CFA BlueCove Limited
Mr. Thomas is Head of Credit of BlueCove and has managed the Fund since September 2021.
Garth Flannery, CFA BlueCove Limited
Mr. Flannery is Head of Asset Allocation of BlueCove and has managed the Fund since September 2021.
Buying and Selling Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Shares of the Fund are listed and traded on an exchange at market price throughout the day rather than at NAV and may trade at a price greater than the Fund’s NAV (premium) or less than the Fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spread, is available at harborcapital.com.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Fund and/or its related companies may pay intermediaries, which may include banks, broker-dealers, or financial professionals, for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

Harbor Scientific Alpha Income ETF

Fund Summary
Investment Objective
The Fund seeks total return.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses[1],[2]	0.00%
Total Annual Fund Operating Expenses	0.50%
1 Pursuant to the Investment Advisory Agreement, the Adviser pays all of the operating expenses of the Fund, except for (i) the fee payment under the Investment Advisory Agreement; (ii) payments under the Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund; (vii) costs of holding shareholder meetings; and (viii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.
2 “Other Expenses” are based on estimated amounts for the current fiscal year.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
One Year	Three Years
$51	$160

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0.01% (unannualized). Portfolio turnover rate excludes investments received or delivered from in-kind processing of creations or redemptions.
Principal Investment Strategy
The Fund invests primarily in fixed income instruments, including fixed income derivative instruments such as credit default swaps and U.S. Treasury futures. The Fund may invest in exchange-traded funds to manage aggregate portfolio exposures. The Fund may also invest in the securities of foreign issuers, including emerging market bonds. The Fund may invest a majority of its assets in below investment-grade corporate bonds, commonly referred to as “high yield” or “junk” bonds, or unrated securities that BlueCove Limited (the “Subadviser”) considers to be of an equivalent credit quality. The Subadviser determines whether a bond is rated below investment grade using a composite rating calculated by assigning a numerical value to those ratings of Moody’s, S&P and Fitch which are available for the bond and averaging those amounts to determine the rating.
The Subadviser defines scientific alpha as the investment returns generated from following a structured investment process based on the testing of investment hypotheses using historical data. The Subadviser’s portfolio management team retains discretion with respect to all investment decisions.
The Subadviser’s investment process utilizes proprietary quantitative models to produce investment recommendations. The Subadviser generates proprietary insights based on its experience and reasoned intuition to form an investment hypothesis. Using historical market data, the Subadviser back-tests each investment hypothesis to determine whether actual observations appear consistent with the hypothesis over time. The Subadviser’s back-testing process involves the development of research parameters, internal peer review, and consideration of a wide range of analyses. Insights are weighted in the Subadviser’s models according to their deemed strength in predicting returns, as determined by the Subadviser through this testing process. In managing the Fund, the Subadviser will rely on market timing insights, which form the basis of asset allocation decisions between corporate credit and interest rate markets and assess metrics such as market expectations for growth and credit default rates. In addition, the Fund will rely on the Subadviser’s insights that seek to target idiosyncratic company and security specific risk by assessing metrics such as company strength, company outlook, and credit spreads. The Subadviser’s models consider data from multiple sources, including macroeconomic and issuer-specific information such as default rates, risk appetite, and earnings expectations.
The Subadviser expects that the majority of the Fund’s total returns will be generated from coupon income and from asset allocation decisions. Positions are sized based on an optimization which aims to effectively translate the insights gleaned from the Subadviser’s proprietary models into portfolio positions. The Subadviser’s optimization process seeks to maximize total returns while minimizing expected risk and transaction costs with an aim to manage volatility and drawdown risks. The Subadviser measures risk at the portfolio level, asset-class level and on each instrument. Furthermore, concentration risk is minimized by capping the exposure based on internal limits for a single issuer and single issue positions, as well as internal limits on the maximum high yield exposure in the Fund. The Subadviser conducts performance measurement and risk analysis to seek to validate the accuracy of the investment process through both insight and decision attribution, with the aim of achieving continuous improvement over time. The Subadviser may engage in frequent trading in the Fund to achieve its principal investment strategies.
Duration/Maturity: Duration is one of the characteristics that may be considered in the investment process. The Fund does not

Fund Summary
Harbor Scientific Alpha Income ETF

focus on bonds with any particular duration or maturity and does not seek to maintain the maturity of the Fund’s portfolio in any particular range. The Fund has not commenced operations as of the date of this Prospectus and therefore, the weighted average maturity of the Fund’s portfolio is not available.
Credit Quality: Under normal market conditions, the Fund may invest the majority of its assets in below investment-grade debt securities, commonly referred to as “high yield” or “junk” bonds, in addition to investment-grade securities. As such, the Fund’s weighted average portfolio quality varies from time to time, depending on the level of assets allocated to such securities. The Subadviser does not seek to actively invest in defaulted securities.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Fixed income securities fluctuate in price in response to various factors, including changes in interest rates, changes in market conditions and issuer-specific events, and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other possible investments. Principal risks impacting the Fund (in alphabetical order after the first five risks) include:
Model Risk: There are limitations inherent in every quantitative model. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, historical trends in data may not be predictive going forward. The strategies and techniques employed in a quantitative model cannot fully match the complexity of the financial markets and therefore sudden unanticipated changes in underlying market conditions can significantly impact their performance. The effectiveness of the given strategy or technique may deteriorate in an unpredictable fashion for any number of reasons including, but not limited to, an increase in the amount of assets managed or the use of similar strategies or techniques by other market participants and/or market dynamic shifts over time. In addition, factors that affect a security’s value can change over time, and these changes may not be reflected in the quantitative model. Any model may contain flaws the existence and effect of which may be discovered only after the fact or not at all. There can be no assurances that the strategies pursued or the techniques implemented in the quantitative model will be profitable, and various market conditions may be materially less favorable to certain strategies than others. Even in the absence of flaws, a model may not perform as anticipated.
Premium/Discount Risk: The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Adviser cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. This may result in the Fund’s shares trading significantly above (premium) or below (discount) the Fund’s net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asst value. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Inflation Risk: As inflation rises, the value of assets of or income, from the Fund’s investments may be worth less, as inflation decreases the value of payments at future dates. As a result, the real value of the Fund’s portfolio could decline.
Authorized Participant Concentration/Trading Risk: Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the Fund’s net asset value and to face trading halts and/or delisting. This risk may be heightened during periods of volatility or market disruptions.
Cash Transactions Risk: The Fund will effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs.
Credit Risk: The issuer or guarantor of a security owned by the Fund could default on its obligation to pay principal or interest or its credit rating could be downgraded. Likewise, a counterparty to a derivative or other contractual instrument owned by the Fund could default on its obligation. This risk may be higher for below investment-grade securities.
Derivatives Risk: The value of derivative instruments held by the Fund may not change in the manner expected by the Subadviser and/or Adviser, as applicable, which could result in disproportionately large losses to the Fund. Derivatives may also be more volatile than other instruments and may create a risk of loss greater than the amount invested. In addition, certain derivatives may be difficult to value and may be illiquid.

Fund Summary
Harbor Scientific Alpha Income ETF

Emerging Market Risk: Because the Fund may invest in securities of emerging market issuers, an investment in the Fund may be subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. The Fund’s investments in foreign securities may also be subject to foreign withholding taxes.
Foreign securities risks are more significant in emerging market countries. These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. Securities exchanges in emerging markets may suspend listed securities from trading for substantially longer periods of time than exchanges in developed markets, including for periods of a year or longer. If the Fund is holding a suspended security, that security would become completely illiquid as the Fund would not be able to dispose of the security until the suspension is lifted. In such instances, it can also be difficult to determine an appropriate valuation for the security because of a lack of trading and uncertainty as to when trading may resume.
Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
ETF Risk: The Fund’s investment in shares of ETFs subjects it to the risks of owning the securities underlying the ETF, as well as the same structural risks faced by an investor purchasing shares of the Fund, including premium/discount risk and trading issues risk. As a shareholder in another ETF, the Fund bears its proportionate share of the ETF’s expenses, subjecting Fund shareholders to duplicative expenses.
Extension Risk: When interest rates are rising, certain callable fixed income securities may be extended because of slower than expected principal payments. This would lock in a below-market interest rate, increase the security’s duration and reduce the value of the security.
Foreign Currency Risk: As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.
Foreign Securities Risk: Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more significant for issuers in emerging market countries. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
High-Yield Risk: There is a greater risk that the Fund will lose money because it invests primarily in below investment-grade fixed income securities and unrated securities of similar credit quality (commonly referred to as “high-yield securities” or “junk bonds”). These securities are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.
Interest Rate Risk: As interest rates rise, the values of fixed income securities held by the Fund are likely to decrease and reduce the value of the Fund’s portfolio. Securities with longer durations tend to be more sensitive to changes in interest rates and are usually more volatile than securities with shorter durations. For example, a 5 year average duration generally means the price of a fixed income security will decrease in value by 5% if interest rates rise by 1%. Rising interest rates may lead to increased redemptions, increased volatility and decreased liquidity in the fixed income markets, making it more difficult for the Fund to sell its fixed income securities when the Subadviser may wish to sell or must sell to meet redemptions. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns or minimize the volatility of the Fund’s net asset value per share. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s stock, sometimes rapidly or unpredictably.
Liquidity Risk: The market for high-yield bonds is less liquid than the market for investment-grade bonds. The Fund may at times have greater difficulty buying or selling specific high-yield bonds at prices the Subadviser believes are reasonable, which would be adverse to the Fund. Valuation of investments may be difficult, particularly during periods of market volatility or reduced liquidity and for investments that trade infrequently or irregularly. In these circumstances, among others, an investment may be valued using fair value methodologies that are inherently subjective and reflect good faith judgments based on available information.
New Fund Risk: There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. The Board of Trustees may liquidate the Fund at any time in accordance with the Declaration of Trust and governing law. As a result, the timing of the Fund’s liquidation may not be favorable.
Prepayment Risk: When interest rates are declining, the issuer of a fixed income security, including a pass-through security such as a mortgage-backed or an asset-backed security, may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities.
Selection Risk: The Subadviser’s judgment about the attractiveness of a particular security may be incorrect. The Subadviser and/or Adviser, as applicable, potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity,

Fund Summary
Harbor Scientific Alpha Income ETF

as well as increased or changing regulations.  Thus, investments that the Subadviser and/or Adviser, as applicable, believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by the Subadviser and/or Adviser, as applicable, and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
U.S. Government Securities Risk: Securities issued or guaranteed by U.S. government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. government. As a result, no assurance can be given that the U.S. government will provide financial support to these securities or issuers (such as securities issued by the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation). Although certain government securities are backed by the full faith and credit of the U.S. government (such as securities issued by the Government National Mortgage Association), circumstances could arise that would delay or prevent the payment of interest or principal. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future and, in these circumstances, the Fund’s returns may be adversely affected.
Performance
Because the Fund is newly organized and does not yet have a complete calendar year of performance history, the bar chart and total return tables are not provided. To obtain performance information, please visit the Fund’s website at harborcapital.com or call 800-422-1050.
Portfolio Management
Investment Adviser
Harbor Capital Advisors, Inc.

Subadviser
BlueCove Limited (“BlueCove”) has subadvised the Fund since 2021.

Portfolio Managers
BlueCove employs a team approach in which a number of portfolio management individuals will be involved in the day-to-day investment decision making of the Fund. Mr. Brodsky, Mr. Harper, Mr. Flannery and Mr. Thomas are jointly responsible for managing the Fund.
Benjamin Brodsky, CFA BlueCove Limited
Mr. Brodsky is Chief Investment Officer of BlueCove and has managed the Fund since September 2021.
Michael Harper, CFA BlueCove Limited
Mr. Harper is Head of Portfolio Management of BlueCove and has managed the Fund since September 2021.
Garth Flannery, CFA BlueCove Limited
Mr. Flannery is Head of Asset Allocation of BlueCove and has managed the Fund since September 2021.
Benoy Thomas, CFA BlueCove Limited
Mr. Thomas is Head of Credit of BlueCove and has managed the Fund since September 2021.

Fund Summary
Harbor Scientific Alpha Income ETF

Buying and Selling Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Shares of the Fund are listed and traded on an exchange at market price throughout the day rather than at NAV and may trade at a price greater than the Fund’s NAV (premium) or less than the Fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spread, is available at harborcapital.com.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Fund and/or its related companies may pay intermediaries, which may include banks, broker-dealers, or financial professionals, for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

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Investment Objective
Harbor ETF Trust’s Board of Trustees (the “Board of Trustees”) may change a Fund’s investment objective without shareholder approval.

Investment Policies
The 80% investment policy of Harbor Scientific Alpha High-Yield ETF may be changed by the Fund upon 60 days’ advance notice to shareholders.

Indexing and Index Description
INDEXING
Harbor All-Weather Inflation Focus ETF utilizes indexing. Indexing is an investment strategy for tracking the performance of a specified index. An index is a group of securities or other financial instruments that represents and measures the performance of a particular market. Indexes can represent entire markets or market segments. Investors cannot invest directly in an index. Index funds hold securities or other financial instruments that are representative of an entire index, so that the performance rises and falls alongside that index.
The index provider is responsible for determining the composition of the index, including the securities or other financial instruments held and their relative weightings. Generally, the index provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the index or its related data. The index provider may make errors from time to time, which may not be identified by the index provider for a period of time or at all. The gains, losses or costs associated with the index provider’s errors will generally be borne by the index fund and its shareholders.
An index fund seeks to hold all, or a representative sample, of the securities or other financial instruments that comprise or otherwise track its target index and attempt to mirror the target index’s performance, for better or worse. However, an index fund generally does not perform exactly like its target index. An index fund’s operating expenses and transaction costs will impact the performance of an index fund relative to its target index. The timing and size of cash flows, the size of the fund and other factors may also impact the ability of an index fund to match its performance to that of its target index.
The Quantix Inflation Index
The Quantix Inflation Index was developed by Quantix with the objective of being a diversified inflation hedge for investors using commodity futures. The investment universe of the Index consists of U.S. dollar-denominated futures contracts traded on an exchange in either the United States or United Kingdom on the following commodities: WTI crude oil, Brent crude oil, heating oil, gasoil, RBOB gasoline, natural gas, corn, wheat, KC wheat, soybeans, soymeal, soybean oil, cocoa, cotton, coffee, sugar, live cattle, lean hogs, copper, aluminum, nickel, zinc, gold and silver. This selection of commodities is fixed as of the date of this Prospectus, but is subject to periodic review by Quantix. Under normal conditions, the Index maintains exposure to at least 15 commodities from its eligible universe.
Commodity futures in the eligible universe are selected for the Index and weighted based on Quantix’s quantitative methodology, which involves five steps:
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Step 1: Quantix calculates the economic significance of each eligible commodity futures contract (i.e., the weight of each such commodity futures contract relative to the size of the eligible universe). The economic significance is calculated using a rolling average of the open interest of each commodity (i.e., open positions in futures contracts on the commodity) relative to the sum of the open interest of the eligible universe.
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Step 2: Quantix calculates a “quality score” for each eligible commodity futures contract based on (i) the sensitivity of the futures contract to inflation and (ii) the cost of holding a rolling futures position in the contract. Inflation sensitivity of a commodity futures contract is calculated based on pass-through cost (i.e., how much of a change in the commodity futures contract price is passed through to the actual commodity or to a commodity product created from the commodity) and certain metrics involving correlation of the commodity futures contract to the U.S. Consumer Price Index. The quality score is negative for commodity futures contracts that have a relatively lower inflation sensitivity and/or roll return and positive for commodity futures contracts that have a relatively higher inflation sensitivity and/or roll return.
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Step 3: The weights of eligible commodity futures contracts determined based on their economic significance are then adjusted based on their quality scores. A relatively low quality score results in a weight lower than the economic significance weight and a relatively high quality score results in a weight higher than the economic significance weight.
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Step 4: Quantix applies maximum sector weights and maximum and minimum commodity weights to ensure diversification within the Index in an effort to provide broad-based commodities exposure and retain liquidity.
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Step 5: Quantix utilizes its proprietary “Scarcity Debasement Indicator” (“SDI”) to determine whether the weight of gold-linked futures contracts should be adjusted based on the market environment. The SDI seeks to identify environments when the source of inflation is more likely to be debasement, or lowering of the value of the currency, as opposed to commodity scarcity relative to demand. If the SDI signals an environment where inflation is more likely a result of commodity scarcity, the weight

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of gold-linked futures contracts is as determined by steps 1 through 4. If the SDI signals an environment where inflation is more likely a result of currency debasement, the weight of gold-linked futures contracts is increased in accordance with the strength of the indicator, subject to a specified maximum.
The Index includes provisions for the replacement of futures contracts as they approach maturity based on a predetermined schedule.
Under normal circumstances, the Index is reconstituted and reweighted quarterly.
Quantix has licensed the Index to the Adviser. Harbor All-Weather Inflation Focus ETF is entitled to use the Index pursuant to a sub-licensing arrangement with the Adviser at no charge to the Fund. Quantix makes no representation or warranty, express or implied, to the owners of Shares of the Fund or any member of the public regarding the advisability of investing in securities or other financial instruments generally or in the Shares of the Fund particularly or the ability of the Index to track the performance of its respective securities market. Quantix, in its role as Index Provider, has no obligation to take the needs of the Adviser or the owners of Shares of the Fund into consideration in determining or composing the Index. Quantix is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of the Fund to be issued or in the determination or calculation of the equation by which the Shares of the Fund are to be converted into cash.
Quantix has entered into an agreement with Solactive AG (“Solactive”) to calculate, publish and distribute the Index. The Fund is not sponsored, promoted, sold or supported in any other manner by Solactive nor does Solactive offer any express or implicit guarantee or assurance either with regard to the results of using the Index and/or its trademark or price at any time or in any other respect. Solactive uses its best efforts to ensure that the Index is calculated correctly. Solactive has no obligation to point out errors in the Index to third parties including but not limited to investors and/or financial intermediaries of the Fund. Neither publication of the Index by Solactive constitutes a recommendation by Solactive to invest capital in the Fund nor does it in any way represent an assurance or opinion of Solactive with regard to any investment in the Fund. Solactive is not affiliated with Quantix or the Adviser. Harbor Capital does not provide any warranty or guarantee against errors made by Quantix in constructing the Index or Solactive in calculating the Index. Information regarding the Index is available at http://www.solactive.com.
The Fund reserves the right to substitute a different index for the Index if the Index is discontinued, if the Adviser’s agreement with the Index Provider is terminated, or for any other reason determined in good faith by the Board of Trustees.

Principal Investments
Each Fund’s principal investment strategies are described in the Fund Summary section.
The main risks associated with investing in each Fund are summarized in the respective Fund Summary section at the front of this Prospectus.
For additional risk factors that are not discussed in this Prospectus because they are not considered main risk factors, see Harbor ETF Trust’s Statement of Additional Information.
An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. A Fund’s shares will go up and down in price, meaning that you could lose money by investing in a Fund. Many factors influence a fund’s performance and a Fund’s investment strategy may not produce the intended results.
More detailed descriptions of certain of the main risks and additional risks of the Funds are described below.
The name, investment objective and policies of Harbor Disruptive Innovation ETF are similar to those of other funds advised by the Adviser. However, the investment results of the Fund may be higher or lower than, and there is no guarantee that the investment results of the Fund will be comparable to, any other of these funds. A new fund or a fund with fewer assets under management may be more significantly affected by purchases and redemptions of its Creation Units than a fund with relatively greater assets under management would be affected by purchases and redemptions of its shares. As compared to a larger fund, a new or smaller fund is more likely to sell a comparatively large portion of its portfolio to meet significant Creation Unit redemptions, or invest a comparatively large amount of cash to facilitate Creation Unit purchases, in each case when the fund otherwise would not seek to do so. Such transactions may cause funds to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also accelerate the realization of taxable income if sales of securities result in gains and the fund redeems Creation Units for cash, or otherwise cause a fund to perform differently than intended. While such risks may apply to funds of any size, such risks are heightened in funds with fewer assets under management. In addition, new funds may not be able to fully implement their investment strategy immediately upon commencing investment operations, which could reduce investment performance.

Additional Information about the Funds' Investments

EQUITY SECURITIES
Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Harbor Disruptive Innovation ETF and Harbor Long-Term Growers ETF may invest in common and preferred stocks as well as depositary receipts.
COMMON STOCK
Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock. Common stock usually carries with it the right to vote and frequently, an exclusive right to do so.
DEPOSITARY RECEIPTS
Depositary receipts include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), International Depositary Receipts (“IDRs”), and Global Depositary Receipts (“GDRs”). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S., so there may not be a correlation between such information and the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities.
PREFERRED STOCK
Preferred stock generally has a preference as to dividends and upon liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash or in additional shares of preferred stock at a defined rate. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions and generally carry no voting rights.
FOREIGN SECURITIES
Each of Harbor Disruptive Innovation ETF, Harbor Long-Term Growers ETF, Harbor Scientific Alpha High-Yield ETF and Harbor Scientific Alpha Income ETF may invest in equity securities of foreign developed market companies and emerging market companies as part of its principal investment strategy.
The Subadviser and/or Adviser, as applicable, is responsible for determining, to the extent relevant with respect to the Fund(s) that it manages, whether a particular issuer would be considered a foreign or emerging market issuer. Normally, foreign or emerging market governments and their agencies and instrumentalities are considered foreign or emerging market issuers, respectively. In the case of non-governmental issuers, the Subadviser and/or Adviser, as applicable, may consider an issuer to be a foreign or emerging market issuer if:
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the company has been classified by MSCI, FTSE, or S&P indices or another major index provider (as determined by the Subadviser) as a foreign or emerging market issuer;
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the equity securities of the company principally trade on stock exchanges in one or more foreign or emerging market countries;
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a company derives a substantial portion of its total revenue from goods produced, sales made or services performed in one or more foreign or emerging market countries or a substantial portion of its assets are located in one or more foreign or emerging market countries;
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the company is organized under the laws of a foreign or emerging market country or its principal executive offices are located in a foreign or emerging market country; and/or
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such Subadviser and/or Adviser, as applicable, otherwise determines an issuer to be a foreign or emerging markets issuer in its discretion based on any other factors relevant to a particular issuer.
Each Fund’s Subadviser may weigh those factors differently when making a classification decision. Because the global nature of many companies can make the classification of those companies difficult and because each Fund’s Subadviser does not consult with one another with respect to the management of the Funds, each Fund’s Subadviser may, on occasion, classify the same issuer differently. Certain companies which are organized under the laws of a foreign or emerging market country may nevertheless be classified by each Fund’s Subadviser as a domestic issuer. This may occur when the company’s economic fortunes and risks are primarily linked to the U.S. and the company’s principal operations are conducted from the U.S. or when the company’s equity securities trade principally on a U.S. stock exchange.

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Foreign Securities Risk
Investing in securities of foreign companies and governments may involve risks which are not ordinarily associated with investing in domestic securities. These risks include changes in currency exchange rates and currency exchange control regulations or other foreign or U.S. laws or restrictions applicable to such investments. A decline in the exchange rate may also reduce the value of certain portfolio securities. Even though the securities are denominated in U.S. dollars, exchange rate changes may adversely affect the company’s operations or financial health.
Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the U.S. Mail service between the U.S. and foreign countries may be slower or less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Individual foreign economies may also differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
In addition, investments in foreign countries could be affected by other factors generally not thought to be present in the U.S. Such factors include the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation; the imposition of foreign withholding and other taxes; the impact of political, social or diplomatic developments; limitations on the movement of funds or other assets of a Fund between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries.
Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions. These delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. An inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio securities or, if a Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.
The Funds’ custodian, State Street Bank and Trust Company, has established and monitors subcustodial relationships with banks and certain other financial institutions in the foreign countries in which the Funds may invest to permit the Funds’ assets to be held in those foreign countries. These relationships have been established pursuant to Rule 17f-5 of the Investment Company Act, which governs the establishment of foreign subcustodial arrangements for funds. The Funds’ subcustodial arrangements may be subject to certain risks including: (i) the inability of the Funds to recover assets in the event of the subcustodian’s bankruptcy; (ii) legal restrictions on the Funds’ ability to recover assets lost while under the care of the subcustodian; (iii) the likelihood of expropriation, confiscation or a freeze of the Funds’ assets; and (iv) difficulties in converting the Funds’ cash and cash equivalents to U.S. dollars. The Adviser and the respective Subadvisers have evaluated the political risk associated with an investment in a particular country.
Investing in securities of non-U.S. companies may entail additional risks especially in emerging countries due to the potential political and economic instability of certain countries. These risks include expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. Should one of these events occur, a Fund could lose its entire investment in any such country. A Fund’s investments would similarly be adversely affected by exchange control regulation in any of those countries.
Even though opportunities for investment may exist in foreign countries, any changes in the leadership or policies of the governments of those countries, or in any other government that exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies and thereby eliminate any investment opportunities that may currently exist. This is particularly true of emerging markets.
Certain countries in which the Funds may invest may have minority groups that advocate religious or revolutionary philosophies or support ethnic independence. Any action on the part of such individuals could carry the potential for destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of a Fund’s investment in those countries.
Certain countries prohibit or impose substantial restrictions on investments in their capital and equity markets by foreign entities like the Funds. Certain countries require governmental approval prior to foreign investments or limit the amount of foreign investment in a particular company or limit the investment to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries

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may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments. In particular, restrictions on repatriation could make it more difficult for a Fund to obtain cash necessary to satisfy the tax distribution requirements that must be satisfied in order for the Fund to avoid federal income or excise tax.
Global economies and financial markets are becoming increasingly interconnected and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In January 2020, the United Kingdom withdrew from the EU (referred to as “Brexit”) subject to a withdrawal agreement that permitted the United Kingdom to effectively remain in the EU from an economic perspective during a transition phase that expired at the end of 2020. On December 24, 2020, negotiators representing the United Kingdom and the EU came to a preliminary trade agreement, the EU-UK Trade and Cooperation Agreement (“TCA”), which is an agreement on the terms governing certain aspects of the EU’s and United Kingdom’s relationship following the end of the transition period. On December 30, 2020, the United Kingdom and the EU signed the TCA, which was ratified by the British Parliament on the same day. The TCA was subsequently ratified by the EU Parliament and entered into force on May 1, 2021. Brexit has resulted in volatility in European and global markets and could have significant negative impacts on financial markets in the United Kingdom and throughout Europe. Many areas of economic activity were outside the scope of the negotiating mandate and, therefore, the longer term economic, legal, political and social framework to be put in place between the United Kingdom and the EU is still unclear at this stage and is likely to lead to ongoing political and economic uncertainty and periods of exacerbated volatility in both the United Kingdom and in wider European markets for some time. This uncertainty may have an adverse effect on the economy generally and on the value of a Fund’s investments.
EMERGING MARKETS
Harbor Disruptive Innovation ETF, Harbor Long-Term Growers ETF, Harbor Scientific Alpha High-Yield ETF and Harbor Scientific Alpha Income ETF may invest in securities and instruments that are economically tied to emerging market countries. The Subadviser generally considers an instrument to be economically tied to an emerging market country if: the issuer is organized under the laws of an emerging market country; the currency of settlement of the security is a currency of an emerging market country; the security is guaranteed by the government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government); for an asset-backed or other collateralized security, the country in which the collateral backing the security is located is an emerging market country; or the security’s “country of exposure” is an emerging market country, as determined by the criteria set forth below. With respect to derivative instruments, the Subadviser generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries or if an instrument’s “country of exposure” is an emerging market country. A security’s “country of exposure” is determined by the Subadviser using certain factors provided by a third-party analytical service provider. The Adviser and/or Subadviser have broad discretion to identify countries that it considers to qualify as emerging markets. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe.
Emerging Markets Risk
Each of Harbor Disruptive Innovation ETF, Harbor Long-Term Growers ETF, Harbor Scientific Alpha High-Yield ETF and Harbor Scientific Alpha Income ETF invests in securities of emerging market companies as part of its principal investment strategy. Investments in emerging markets involve risks in addition to those generally associated with investments in foreign securities.
Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. As a result, the risks described above relating to investments in foreign securities, including the risks of nationalization or expropriation of assets, would be heightened. In addition, unanticipated political or social developments may affect the values of a Fund’s investments and the availability to the Fund of additional investments in such emerging markets. The small size and inexperience of the securities markets in certain emerging markets and the limited volume of trading in securities in those markets may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries). In addition, emerging market countries may have more or less government regulation and generally do not impose as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect the Adviser’s or a Subadviser’s ability to evaluate local companies or their potential impact on a Fund’s performance. The

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imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. and other governments, or from problems in share registration, settlement or custody, may also result in losses.
In addition, the U.S. and other nations and international organizations may impose economic sanctions or take other actions that may adversely affect issuers located in certain countries. In particular, the U.S. and/or other countries have imposed economic sanctions on certain Russian and Chinese individuals and/or corporate entities.  The U.S. or other countries could also institute broader sanctions on Russia or China. Such sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of a Fund’s portfolio. For example, a Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require a Fund to freeze its existing investments in companies located in certain countries, prohibiting the Fund from buying, selling or otherwise transacting in these investments. Countries subject to sanctions may undertake countermeasures or retaliatory actions which may further impair the value and liquidity of a Fund’s portfolio and potentially disrupt its operations. Such events may have an adverse impact on the economies and debts of other emerging markets as well.
REAL ESTATE INVESTMENT TRUSTS
Harbor Disruptive Innovation ETF may gain exposure to the real estate sector by investing in real estate investment trusts (“REITs”), and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject, directly or indirectly, to risks associated with ownership of real estate, including changes in the general economic climate or local conditions (such as an oversupply of space or a reduction in demand for space), loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, including competition based on rental rates, variations in market value, changes in the financial condition of tenants, changes in operating costs, attractiveness and location of the properties, adverse changes in the real estate markets generally or in specific sectors of the real estate industry and possible environmental liabilities. Real estate-related investments may entail leverage and may be highly volatile.
REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not generally taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so a Fund that invests in REITs will bear its proportionate share of the costs of the REITs’ operations.
Nontraditional real estate carries additional risks. Income expectations may not be met, competitive new supply may emerge, and specialized property may be difficult to sell at its full expected value or require substantial investment before it can be adapted to an alternate use should its original purpose falter.
Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. Furthermore, REITs are not diversified and are heavily dependent on cash flow.
FIXED INCOME SECURITIES
Fixed income securities, as used generally in this Prospectus, includes:
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securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises;
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securities issued or guaranteed by a foreign government, governmental entity, supranational organization or government-sponsored enterprise;
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corporate debt securities of U.S. and non-U.S. dollar denominated issuers, including convertible securities and corporate commercial paper, issued publicly or through private placements, including Rule 144A securities and Regulation S bonds;
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preferred stocks;
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when issued or delayed delivery debt securities;
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inflation-indexed bonds issued both by governments and corporations;
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structured notes, including hybrid or “indexed” securities and event-linked bonds; and
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repurchase agreements on fixed income instruments and reverse repurchase agreements on fixed income instruments.
Securities issued by U.S. government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.
Certain fixed-income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, inflation indexed, zero coupon, contingent, deferred, payment in-kind and auction rate features.

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The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease liquidity in the fixed-income securities markets, making it harder for the Funds to sell their fixed-income investments at an advantageous time. Decreased market liquidity also may make it more difficult to value some or all of a Fund’s fixed-income securities holdings. Certain countries have experienced negative interest rates on certain fixed-income securities. A low or negative interest rate environment may pose additional risks to the Funds because low or negative yields on a Fund’s portfolio holdings may have an adverse impact on a Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or minimize the volatility of the Fund’s net asset value per share.
CREDIT QUALITY
Under normal market conditions, Harbor Scientific Alpha High-Yield ETF invests at least 80% of its net assets, plus borrowings for investment purposes, in a portfolio of below investment-grade corporate bonds, commonly referred to as “high yield” or “junk” bonds, or unrated securities that the Subadviser considers to be of an equivalent credit quality, which may be represented by derivative instruments, including futures and swaps. From time to time, the Harbor Scientific Alpha Income ETF may invest a majority of its assets in below investment-grade corporate bonds, commonly referred to as “high yield” or “junk” bonds, or unrated securities that the Subadviser considers to be of an equivalent credit quality.
Securities are investment-grade if:
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They have a composite rating in the top four long-term rating categories when averaging the ratings of Moody’s, S&P and Fitch.
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They have received a comparable short-term or other rating.
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They are unrated securities that the Subadviser believes to be of comparable quality to rated investment-grade securities.
Securities are considered below investment-grade (“junk” bonds) if:
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They have a composite rating below one of the top four long-term rating categories when averaging the ratings of Moody’s, S&P and Fitch, or are deemed to be of an equivalent credit quality by the Subadviser.
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They are unrated securities that the Subadviser believes to be of comparable quality.
A Fund may choose not to sell securities that are downgraded below the Fund’s minimum acceptable credit rating after their purchase. Each Fund’s credit standards also apply to counterparties to over-the-counter derivative contracts or repurchase agreements, as applicable. An issuer, guarantor or counterparty could suffer a rapid decrease in credit quality rating, which would adversely affect the volatility of the value and liquidity of the Fund’s investment. Credit ratings may not be an accurate assessment of liquidity or credit risk.
GOVERNMENT SECURITIES
“Government securities,” as defined under the Investment Company Act and interpreted, include securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities. There are different types of government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a U.S. government-sponsored entity, such as Federal National Mortgage Association or Federal Home Loan Mortgage Corporation, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the U.S. Treasury and are therefore riskier than those that are insured or guaranteed by the U.S. Treasury.
BELOW INVESTMENT-GRADE (“HIGH-YIELD”) RISK
Below investment-grade fixed income securities are considered predominantly speculative by traditional investment standards. In some cases, these securities may be highly speculative and have poor prospects for reaching investment-grade standing. Below investment-grade fixed income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities may be subject to greater price volatility due to such factors as corporate developments, interest rate sensitivity, negative perceptions of the high-yield markets generally and limited secondary market liquidity. Such securities are also issued by less-established corporations desiring to expand. Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest.
The market values of high-yield, fixed income securities tend to reflect individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high-yield securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate developments or the issuers’ inability to meet specific projected business forecasts. These below investment-grade securities

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also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the high-yield bond market and investor perceptions regarding lower rated securities, whether or not based on the Funds’ fundamental analysis, may depress the prices for such securities.
Since investors generally perceive that there are greater risks associated with below investment-grade securities of the type in which the Funds invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed income securities market, resulting in greater yield and price volatility.
Another factor which causes fluctuations in the prices of fixed income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund’s net asset value.
The risk of loss from default for the holders of high-yield, fixed income securities is significantly greater than is the case for holders of other debt securities because such high-yield, fixed income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities.
The secondary market for high-yield, fixed income securities is dominated by institutional investors, including mutual fund portfolios, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher rated securities. In addition, the trading volume for high-yield, fixed income securities is generally lower than that of higher rated securities and the secondary market for high-yield, fixed income securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on a Fund’s ability to dispose of particular portfolio investments. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Fund’s net asset value. A less liquid secondary market may also make it more difficult for a Fund to obtain precise valuations of the high-yield securities in its portfolio.
Federal legislation could adversely affect the secondary market for high-yield securities and the financial condition of issuers of these securities. The form of any proposed legislation and the probability of such legislation being enacted is uncertain.
Below investment-grade or high-yield, fixed income securities also present risks based on payment expectations. High-yield, fixed income securities frequently contain “call” or “buy-back” features, which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a “call option” and redeems the security, a Fund may have to replace such security with a lower yielding security, resulting in a decreased return for investors. A Fund may also incur additional expenses to the extent that it is required to seek recovery upon default in the payment of principal or interest on a portfolio security.
Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of below investment-grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as preliminary indicators of investment quality. Investments in below investment-grade and comparable unrated obligations will be more dependent on the Subadviser’s credit analysis than would be the case with investments in investment-grade debt obligations. The Subadvisers employ their own credit research and analysis, which may include a study of an issuer’s existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings. The Subadvisers continually monitor the investments in each Fund’s portfolio and evaluate whether to dispose of or to retain below investment-grade and comparable unrated securities whose credit quality may have changed.
There are special tax considerations associated with investing in bonds, including high-yield bonds, structured as zero coupon or payment-in-kind securities. For example, a Fund is required to report the accrued interest on these securities as current income each year even though it may receive no cash interest until the security’s maturity or payment date. The Fund may be required to sell some of its assets to obtain cash to distribute to shareholders in order to satisfy the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”), with respect to such accrued interest. These actions are likely to reduce the Fund’s assets and may thereby increase its expense ratio and decrease its rate of return.

Additional Information about the Funds' Investments

DERIVATIVE INSTRUMENTS
As part of its principal investment strategy, each of Harbor Scientific Alpha High-Yield ETF and Harbor Scientific Alpha Income ETF may use derivatives for any of the following purposes:
■
To hedge against adverse changes in the market value of securities held by or to be bought for the Fund. These changes may be caused by changing interest rates, stock market prices or currency exchange rates.
■
As a substitute for purchasing or selling securities or foreign currencies.
■
In non-hedging situations, to attempt to profit from anticipated market developments.
In general, a derivative instrument will obligate or entitle a Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index, or other asset. Examples of derivatives are futures contracts, options, forward contracts, hybrid instruments, swaps, caps, collars and floors.
Harbor All-Weather Inflation Focus ETF seeks to gain exposure to the commodity markets primarily through investments in excess return swaps. Excess return swaps are derivative contracts between two parties who exchange the excess return from a financial asset between them. One party (the Fund or the Subsidiary) makes payments based on a set rate. The counterparty makes payments based on the return of an underlying asset, in this case the basket of futures designed to track the Index.
These swaps expose the Fund economically to movements in commodity prices. The Fund benefits from any increase in the value of the Index, but is liable to the counterparty in the event that the value of the Index declines. The Fund’s investments in swaps are leveraged, which means that the Fund receives the return on the Index at less cost than purchasing the underlying securities or other financial instruments of the Index. This has the effect of increasing the volatility of each swap’s value relative to changes in the Index. The use of excess return swaps exposes the Fund to counterparty risk (the risk that the other party in the swap contract may default on its contractual obligations).
The Fund may invest in commodity futures contracts or other commodity-linked derivatives if it at any time it is impractical or inefficient to gain full or partial exposure to a commodity through the use of excess return swaps, including on a different commodity (including commodities not included in the Index) that the Subadviser reasonably believes will help the Fund achieve its investment objective.
Derivatives Risk
Even a small investment in certain types of derivatives can have a big impact on a Fund’s portfolio interest rate, stock market or currency exposure. Therefore, using derivatives can disproportionately increase a Fund’s portfolio losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as expected to changes in the value of the Fund’s portfolio holdings. If a Fund invests in a derivative instrument, it seeks to manage its derivative position by segregating enough cash or liquid securities that when combined with the value of the position will equal the value of the asset it represents.
Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives also can make a Fund’s portfolio less liquid and harder to value, especially in declining markets. In addition, government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.
Beginning on August 19, 2022, the Funds will be required to comply with a new SEC rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions. The implementation of the rule’s requirements may increase the cost of a Fund’s investments and cost of doing business, which would adversely affect investors.
Credit default swaps are typically two-party financial contracts that transfer credit exposure between the two parties. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation or the net cash-settlement amount. Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly.
A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments, currencies, commodities or indices for an agreed price for a designated period (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). With respect to U.S. Treasury futures, one party to the contract agrees to accept, and the other party agrees to make delivery of, a U.S. Treasury security, as called for in the agreement, at a specified date and at an agreed upon price. Transactions in

Additional Information about the Funds' Investments

futures contracts, including U.S. Treasury futures, involve brokerage costs, require margin deposits and, in the case of contracts obligating a Fund to purchase securities, commodities or currencies, require the Fund to maintain with the Funds’ custodian in a segregated account, or to set aside or restrict in the Subadviser’s and/or the Adviser’s, as applicable, records or systems, cash or liquid securities in an amount equal to the value of such underlying securities, commodities or currencies.
While transactions in futures contracts may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates, among other things, may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts transactions.
NON-DIVERSIFICATION RISK
Each of Harbor All-Weather Inflation Focus ETF and Harbor Long-Term Growers ETF is classified as non-diversified, meaning that it may invest a greater percentage of its assets in securities of a single issuer, and/or invest in relatively small number of issuers. As a result, the Fund may be more susceptible to the risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio. Some of these issuers may also present substantial credit or other risks.
OPERATIONAL RISKS
An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, inadequate or failed processes, failure in systems and technology, cybersecurity breaches, changes in personnel and errors caused by third-party service providers. These errors or failures as well as other technological issues may adversely affect a Fund’s ability to calculate its net asset value in a timely manner, including over a potentially extended period, or may otherwise adversely affect a Fund and its shareholders. While each Fund seeks to minimize such events through controls and oversight, there may still be failures that could causes losses to a Fund. In addition, similar incidents affecting issuers of securities held by a Fund may negatively impact Fund performance.

Investments in the Wholly Owned Subsidiary
Investments in the Subsidiary are expected to provide Harbor All-Weather Inflation Focus ETF with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code (the “Code”), as discussed under “Dividends, Distributions and Taxes — A Note on Harbor All-Weather Inflation Focus ETF.”
The Subsidiary invests primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. Although Harbor All-Weather Inflation Focus ETF may enter into these commodity-linked derivative instruments directly, subject to certain limitations, the Fund likely will gain exposure to these derivative instruments indirectly by investing in the Subsidiary. The Subsidiary also invests in U.S. Treasury securities, which are intended to serve as margin or collateral for the Subsidiary’s derivatives positions. Harbor All-Weather Inflation Focus ETF invests in the Subsidiary and is subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in this Prospectus, as if the Fund were investing in those derivative instruments and other securities directly rather than through the Subsidiary.
The Subsidiary is not registered under the Investment Company Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the Investment Company Act. However, the Subsidiary has adopted the same investment objective and substantially the same investment policies and restrictions as the Fund, except that the Subsidiary may invest without limit in commodity-linked derivative instruments. The Fund wholly owns and controls the Subsidiary, and both the Fund and the Subsidiary have the same investment adviser and Subadviser. In addition, the Fund complies with the provisions of the Investment Company Act governing investment policies (Section 8) and capital structure and leverage on an aggregate basis with the Subsidiary. The Subsidiary will comply with the provisions of the Investment Company Act pertaining to affiliated transactions and custody.
Because the Subsidiary is organized under the laws of the Cayman Islands, the Subsidiary is subject to the risk that changes in those laws could adversely affect the Subsidiary’s ability to operate in the manner described in this Prospectus and Statement of Additional Information which, in turn, would adversely affect Harbor All-Weather Inflation Focus ETF. Similarly, changes in the laws of the United States, including tax laws, could restrict Harbor All-Weather Inflation Focus ETF’s ability to invest in the Subsidiary in such a manner and to such a degree that the Fund would no longer be able to gain sufficient exposure to the commodities market to implement its investment strategy.

Non-Principal Investments
In addition to the investment strategies described in this Prospectus, the Fund may also make other types of investments, and, therefore, may be subject to other risks.  For additional information about the Fund, their investments and related risks, please see the Funds’ Statement of Additional Information.
TEMPORARY DEFENSIVE POSITIONS
Each Fund (except Harbor All-Weather Inflation Focus ETF) may temporarily depart from its normal investment policies and strategies when the Subadviser and/or Adviser, as applicable, believes that doing

Additional Information about the Funds' Investments

so is in the Fund’s best interest, so long as the strategy or policy employed is consistent with the Fund’s investment objective. For instance, a Fund may invest beyond its normal limits (if applicable) in derivatives or exchange traded funds that are consistent with the Fund’s investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one Subadviser to another or receives large cash flows that it cannot prudently invest immediately.
In addition, a Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

Exchange-Traded Fund Structure
Shares can be purchased and redeemed directly from a Fund at NAV only by authorized participants in large increments (Creation Units). A Fund’s shares are listed on an exchange and can be bought and sold in the secondary market at market prices. The market price of a Fund’s shares, like other exchange-traded securities, may include a “bid-ask spread” (the difference between the price at which investors are willing to buy shares and the price at which investors are willing to sell shares). A Fund’s market price per share will generally fluctuate with changes in the market value of the Fund’s portfolio holdings and as a result of the supply and demand for shares of the Fund on the listing exchange.
There is no guarantee that a Fund will be able to attract market makers and authorized participants. Market makers and authorized participants are not obligated to make a market in a Fund’s shares or to engage in purchase or redemption transactions. Decisions by market makers or authorized participants to reduce their role with respect to market making or creation and redemption activities during times of market stress, or a decline in the number of authorized participants due to decisions to exit the business, bankruptcy, or other factors, could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of a Fund’s portfolio holdings and the market price of Fund shares. To the extent no other authorized participants are able to step forward to create or redeem, shares may trade at a discount to NAV and possibly face delisting. The authorized participant concentration risk may be heightened during market disruptions or periods of market volatility and in scenarios where authorized participants have limited or diminished access to the capital required to post collateral.
Investors may sustain losses if they pay more than a Fund’s NAV per share when purchasing shares or receive less than the Fund’s NAV per share when selling shares in the secondary market. In addition, trading of shares of the Funds in the secondary market may be halted, for example, due to activation of marketwide “circuit breakers.” If trading halts or an unanticipated early closing of the listing exchange occurs, an investor may be unable to purchase or sell shares of a Fund. Shares of the Funds, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore also subject to the risk of increased volatility and price decreases associated with being sold short. There are various methods by which investors can purchase and sell shares and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of a Fund.
Certain accounts or Adviser affiliates, including other funds advised by the Adviser or third parties, may from time to time own (beneficially or of record) or control a substantial amount of a Fund’s shares, including through seed capital arrangements. Such shareholders may at times be considered to control a Fund. Dispositions of a large number of shares of a Fund by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an authorized participant, rather than executed in the secondary market. These redemptions may also force a Fund to sell securities, which may increase the Fund’s brokerage costs. To the extent these large shareholders transact in shares of a Fund on the secondary market, such transactions may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material effect (upward or downward), on the market price of the Fund’s shares.

Portfolio Turnover
The Funds do not expect to, but may engage in, frequent trading to achieve their principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase the shareholders’ tax liability. Frequent trading also increases transaction costs, which could detract from the Fund’s performance. A portfolio turnover rate greater than 100% would indicate that a Fund sold and replaced the entire value of its securities holdings during the previous one-year period. Although the higher turnover rate results in higher transaction costs and other expenses for the Fund, the Subadviser believes that the portfolio transactions are in the best interests of shareholders.

Additional Information about the Funds' Investments

Portfolio Holdings Disclosure Policy
A full list of Fund holdings will be provided on harborcapital.com on each business day prior to the opening of regular trading on the listing exchange.
Additional information about Harbor ETF Trust’s portfolio holdings disclosure policy is available in the Statement of Additional Information.

The Adviser

Harbor Capital Advisors, Inc.
Harbor Capital Advisors, Inc. (“Harbor Capital” or the “Adviser”) is the investment adviser to Harbor ETF Trust. The Adviser, located at 111 South Wacker Drive, 34th Floor, Chicago, Illinois 60606-4302, is a wholly owned subsidiary of ORIX Corporation (“ORIX”), a global financial services company based in Tokyo, Japan. ORIX provides a range of financial services to corporate and retail customers around the world, including financing, leasing, real estate and investment banking services. The stock of ORIX trades publicly on both the New York (through American Depositary Receipts) and Tokyo Stock Exchanges.
The combined assets of Harbor ETF Trust and the other products managed by the Adviser were approximately $63.6 billion as of December 31, 2021.
The Adviser may manage funds directly or employ a “manager-of-managers” approach in selecting and overseeing Subadvisers. The Adviser makes day-to-day investment decisions with respect to each fund that it directly manages. In the case of subadvised funds, the Adviser evaluates and allocates each Harbor fund’s assets to one or more Subadvisers. Discretionary Subadvisers are responsible for the day-to-day management of the assets of the Harbor funds allocated to them. For Harbor funds that employ one or more non-discretionary Subadvisers, the Adviser will make day-to-day investment decisions with respect to each such fund to implement model portfolios provided by the non-discretionary Subadvisers. Subject to the approval of the Board of Trustees, the Adviser establishes, and may modify whenever deemed appropriate, the investment strategy of each Fund. The Adviser also is responsible for overseeing each Subadviser and recommending the selection, termination and replacement of Subadvisers.
The Adviser also:
■
Seeks to ensure quality control in the Subadviser’s investment process with the objective of adding value compared with returns of an appropriate risk and return benchmark.
■
Monitors and measures risk and return results against appropriate benchmarks and recommends whether a Subadviser should be retained or changed.
■
Focuses on cost control.
In order to more effectively manage the Funds, Harbor Funds and the Adviser have been granted an order from the Securities and Exchange Commission (“SEC”), which extends to Harbor ETF Trust,  permitting the Adviser, subject to the approval of the Board of Trustees, to select Subadvisers not affiliated with the Adviser to serve as portfolio managers for the Harbor funds, and to enter into new subadvisory agreements and to materially modify existing subadvisory agreements with such unaffiliated subadvisers, all without obtaining shareholder approval.
In addition to its investment management services, the Adviser administers Harbor ETF Trust’s business affairs. Pursuant to the Investment Advisory Agreement between the Trust and the Adviser with respect to each Fund, and subject to the general supervision of the Board of Trustees, the Adviser provides or causes to be furnished, all supervisory and other services reasonably necessary for the operation of each Fund and also bears the costs of various third-party services required by the Funds, including administration, certain custody, audit, legal, transfer agency, and printing costs. The Adviser pays all other expenses of the Fund except for (i) the fee payment under the Investment Advisory Agreement; (ii) payments under each Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund; (vii) costs of holding shareholder meetings; (viii) any gains or losses attributable to investments under a deferred compensation plan for Trustees who are not “interested persons” of the Trust; and (ix) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Actual Advisory Fee Paid, as shown in the table below, is for the fiscal year ended October 31, 2021. The Adviser pays a subadvisory fee to each Subadviser out of its own assets. The Funds are not responsible for paying any portion of the subadvisory fee to the Subadviser.

The Adviser

Annual Advisory Fee Rates
(annual rate based on the Fund’s average net assets)
	Actual Advisory Fee Paid	Contractual Advisory Fee
Harbor All-Weather Inflation Focus ETF[1]	N/A	0.68%
Harbor Disruptive Innovation ETF[2]	N/A	0.75
Harbor Long-Term Growers ETF[3]	N/A	0.57
Harbor Scientific Alpha High-Yield ETF[4]	0.48%	0.48
Harbor Scientific Alpha Income ETF[5]	0.50	0.50
1
Commenced operations February 9, 2022
2
Commenced operations December 1, 2021. The Adviser has contractually agreed to limit the Fund’s total annual operating expenses, excluding interest expense (if any), to 0.50% through August 31, 2022. Only the Fund’s Board of Trustees may modify or terminate the agreement.
3
Commenced operations February 2, 2022.
4
Commenced operations September 14, 2021
5
Commenced operations September 14, 2021
A discussion of the factors considered by the Board of Trustees when approving the investment advisory agreement and investment subadvisory agreement for Harbor Scientific Alpha High-Yield ETF and Harbor Scientific Alpha Income ETF is available in the Funds’ annual report to shareholders dated October 31, 2021. A discussion of the factors considered by the Board of Trustees when approving the investment advisory and investment subadvisory agreements for Harbor All-Weather Inflation Focus ETF, Harbor Disruptive Innovation ETF and Harbor Long-Term Growers ETF will be available in the Funds’ next semi-annual report to shareholders.
From time to time, the Adviser or its affiliates may invest “seed” capital in a Fund, typically to enable a Fund to commence investment operations and/or achieve sufficient scale. The Adviser and its affiliates may hedge such seed capital exposure by investing in derivatives or other instruments expected to produce offsetting exposure. Such hedging transactions, if any, would occur outside of a Fund.

Portfolio Management
The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of shares in the Fund.

Harbor Disruptive Innovation ETF
Harbor Capital Advisors, Inc. (“Harbor Capital”), located at 111 S. Wacker Drive, 34th Floor, Chicago, IL 60606, serves as Adviser to Harbor Disruptive Innovation ETF. The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Harbor Capital manages the Fund’s assets based upon model portfolios provided by multiple non-discretionary subadvisers.
PORTFOLIO MANAGERS	SINCE	PROFESSIONAL EXPERIENCE
Spenser P. Lerner, CFA	September 2021
Mr. Lerner joined Harbor Capital in 2020 and is
the Head of Multi-Asset Solutions, a Managing
Director and Portfolio Manager. Prior to joining
Harbor Capital, Mr. Lerner was a Vice President of
Equity and Quantitative Investment Research and
Equity Manager Research for JP Morgan Asset
Management. Before that, he worked as a Research,
Portfolio Management and Quantitative Investment
Strategy Associate for JP Morgan Asset Management.
Mr. Lerner began his investment career in 2009.

Kristof Gleich, CFA	September 2021
Mr. Gleich joined Harbor Capital in 2018 and is
President & CIO. Prior to joining Harbor Capital,
Mr. Gleich was a Managing Director and Global
Head of Manager Selection at JP Morgan Chase &
Co. Before that, he served as a fund manager with
Architas. Mr. Gleich began his investment career
in 2004.

The Subadvisers

Model Portfolio Providers

Harbor Disruptive Innovation ETF
Each of the Subadvisers below provides model portfolios to the Adviser, which is responsible for the day-to-day investment decision making for Harbor Disruptive Innovation ETF.
■
4BIO Partners LLP, located at 78 Pall Mall, London SW1Y 5ES, United Kingdom, provides a model portfolio to the Adviser, which the Adviser implements at its discretion with respect to a portion of the assets of the Fund.
■
NZS Capital, LLC, located at 1437 Larimer Street, Suite 200, Denver CO 80202, provides a model portfolio to the Adviser, which the Adviser implements at its discretion with respect to a portion of the assets of the Fund.
■
Sands Capital Management, LLC, located at 1000 Wilson Boulevard, Suite 3000, Arlington, VA 22209, provides a model portfolio to the Adviser, which the Adviser implements at its discretion with respect to a portion of the assets of the Fund.
■
Tekne Capital Management, LLC, located at 509 Madison Avenue, New York, NY 10022, provides a model portfolio to the Adviser, which the Adviser implements at its discretion with respect to a portion of the assets of the Fund.
■
Westfield Capital Management Company, L.P., located at One Financial Center, 23rd Floor, Boston, MA 02111, provides a model portfolio to the Adviser, which the Adviser implements at its discretion with respect to a portion of the assets of the Fund.

Portfolio Management
The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of shares in the Fund.

Harbor All-Weather Inflation Focus ETF
Quantix Commodities LP, located at 16 Old Track Road, Suite A, Greenwich, CT 06830, serves as Subadviser to Harbor All-Weather Inflation Focus ETF. The portfolio manager is primarily responsible for the day-to-day investment decision making for the Fund.
PORTFOLIO MANAGERS	SINCE	PROFESSIONAL EXPERIENCE
Matthew Schwab	2022
Mr. Schwab joined Quantix in 2021 as Head of Investor Solutions.
Prior to joining Quantix, Mr. Schwab was a Managing Director and co-head of Research, Portfolio Management and Portfolio
Construction for the Alternative Investment Strategies group within Quantitative Investment Strategies at Goldman Sachs.
Prior to that, he was Global Head of Systematic Trading in the
Securities Division for Goldman Sachs. Mr. Schwab began his
investment career in 1993.

Harbor Long-Term Growers ETF
Jennison Associates LLC (“Jennison”), located at 466 Lexington Avenue, New York, NY 10017, serves as Subadviser to the Fund. The Fund’s portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
The portfolio managers for the Fund are supported by other Jennison portfolio managers, research analysts and investment professionals. Team members conduct research, make securities recommendations and support the portfolio managers in all activities.
PORTFOLIO MANAGERS	SINCE	PROFESSIONAL EXPERIENCE
Blair A. Boyer	February 2022
Mr. Boyer joined Jennison in 1993 and serves as
Managing Director, Co-Head of Large Cap Growth
Equity. Mr. Boyer co-managed international equity
portfolios at Jennison for 10 years before joining the
Growth Equity team in 2003. Prior to joining Jennison,
Mr. Boyer held various investment roles at Bleichroeder.
Mr. Boyer began his investment career in 1983.

The Subadvisers

Harbor Long-Term Growers ETF — continued
PORTFOLIO MANAGERS	SINCE	PROFESSIONAL EXPERIENCE
Natasha Kuhlkin, CFA	February 2022
Ms. Kuhlkin joined Jennison in 2004 and serves as
Managing Director and a Large Cap Growth Equity
Portfolio Manager and Research Analyst. Prior to
joining Jennison, Ms. Kuhlkin was an Equity Research
Analyst at Palisade Capital Management.  Prior to that,
she was an Analyst with Evergreen Investment
Management. Ms. Kuhlkin began her investment career
in 1998.

Kathleen A. McCarragher	February 2022
Ms. McCarragher joined Jennison in 1998 and serves
as a Managing Director, the Head of Growth Equity,
and a Large Cap Growth Equity Portfolio Manager.
Prior to joining Jennison, Ms. McCarragher was a
Managing Director and the Director of Large Cap
Growth Equities at Weiss, Peck & Greer. Prior to that,
she held various roles at State Street Research &
Management. Ms. McCarragher began her investment
career in 1982.

Jason T. McManus	February 2022
Mr. McManus joined Jennison in 1997 and serves as
a Managing Director, the Head of Custom Solutions.
An employee since 1997, Mr. McManus started as an
international research associate before joining the
applied research team in 2003. In 2006, he began
managing quantitative portfolios and custom solutions
for clients. Mr. McManus began his investment career
in 1997.

Harbor Scientific Alpha High-Yield ETF
BlueCove Limited (“BlueCove”), located at 10 New Burlington Street, London, W1S 3BE, England, serves as Subadviser to Harbor Scientific Alpha High-Yield ETF and Harbor Scientific Alpha Income ETF. The portfolio managers are primarily responsible for the day-to-day portfolio management of each Fund.
PORTFOLIO MANAGERS	SINCE	PROFESSIONAL EXPERIENCE
Benjamin Brodsky, CFA	September 2021
Mr. Brodsky joined BlueCove in 2018 and is Chief
Investment Officer. He was Co-Chief Investment
Officer from 2018 until 2019. Prior to joining
BlueCove, Mr. Brodsky was Managing Director and
Deputy Chief Investment Officer of Systematic Fixed
Income at BlackRock. Mr. Brodsky previously held
the role of Global Head of Fixed Income Asset
Allocation for Barclays Global Investors before it
merged with BlackRock in 2009. Mr. Brodsky started
his career in 1999 at Salomon Brothers Asset
Management.

Michael Harper, CFA	September 2021
Mr. Harper joined BlueCove in 2018 and is Head
of Portfolio Management. Prior to joining BlueCove,
Mr. Harper was Managing Director and Head of
Core Portfolio Management at BlackRock (formerly
Barclays Global Investors) from 2001 to 2018. While
at BlackRock, Mr. Harper was responsible for building
three new investment styles for EMEA and managed
the development of Smart Beta, Factor, and new
systematic strategies.

The Subadvisers

Harbor Scientific Alpha High-Yield ETF — continued
PORTFOLIO MANAGERS	SINCE	PROFESSIONAL EXPERIENCE
Benoy Thomas, CFA	September 2021
Mr. Thomas joined BlueCove in 2018 and is Head
of Credit. Prior to joining BlueCove, Mr. Thomas
was a Managing Director in Systematic Fixed Income
at BlackRock focusing on Credit and Capital structure
investment strategies. During his 16 years at
BlackRock and Barclays Global Investors,
Mr. Thomas helped formulate investment insights
and improve portfolio management processes.
Previously, Mr. Thomas was Assistant Vice President
of Global Markets at JP Morgan from 1999 to 2001.

Garth Flannery, CFA	September 2021
Mr. Flannery joined BlueCove in 2018 and is Head
of Asset Allocation. Prior to joining BlueCove,
Mr. Flannery was Director of Fixed Income Beta
Research at BlackRock from 2016 to 2018. Prior to
this, Mr. Flannery was a Portfolio Manager and
Researcher in Systematic Fixed Income at BlackRock
(formerly Barclays Global Investors) from 2003 to
2016.

Harbor Scientific Alpha Income ETF
BlueCove Limited (“BlueCove”), located at 10 New Burlington Street, London, W1S 3BE, England, serves as Subadviser to Harbor Scientific Alpha High-Yield ETF and Harbor Scientific Alpha Income ETF. The portfolio managers are primarily responsible for the day-to-day portfolio management of each Fund.
PORTFOLIO MANAGERS	SINCE	PROFESSIONAL EXPERIENCE
Benjamin Brodsky, CFA	September 2021
Mr. Brodsky joined BlueCove in 2018 and is Chief
Investment Officer. He was Co-Chief Investment
Officer from 2018 until 2019. Prior to joining
BlueCove, Mr. Brodsky was Managing Director and
Deputy Chief Investment Officer of Systematic Fixed
Income at BlackRock. Mr. Brodsky previously held
the role of Global Head of Fixed Income Asset
Allocation for Barclays Global Investors before it
merged with BlackRock in 2009. Mr. Brodsky started
his career in 1999 at Salomon Brothers Asset
Management.

Michael Harper, CFA	September 2021
Mr. Harper joined BlueCove in 2018 and is Head
of Portfolio Management. Prior to joining BlueCove,
Mr. Harper was Managing Director and Head of
Core Portfolio Management at BlackRock (formerly
Barclays Global Investors) from 2001 to 2018. While
at BlackRock, Mr. Harper was responsible for building
three new investment styles for EMEA and managed
the development of Smart Beta, Factor, and new
systematic strategies.

Garth Flannery, CFA	September 2021
Mr. Flannery joined BlueCove in 2018 and is Head
of Asset Allocation. Prior to joining BlueCove,
Mr. Flannery was Director of Fixed Income Beta
Research at BlackRock from 2016 to 2018. Prior to
this, Mr. Flannery was a Portfolio Manager and
Researcher in Systematic Fixed Income at BlackRock
(formerly Barclays Global Investors) from 2003 to
2016.

The Subadvisers

Harbor Scientific Alpha Income ETF — continued
PORTFOLIO MANAGERS	SINCE	PROFESSIONAL EXPERIENCE
Benoy Thomas, CFA	September 2021
Mr. Thomas joined BlueCove in 2018 and is Head
of Credit. Prior to joining BlueCove, Mr. Thomas
was a Managing Director in Systematic Fixed Income
at BlackRock focusing on Credit and Capital structure
investment strategies. During his 16 years at
BlackRock and Barclays Global Investors,
Mr. Thomas helped formulate investment insights
and improve portfolio management processes.
Previously, Mr. Thomas was Assistant Vice President
of Global Markets at JP Morgan from 1999 to 2001.

Shareholder Information

Valuing Fund Shares
Each Fund’s net asset value (“NAV”) per share, is generally calculated each day the NYSE is open for trading as of the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time. The NAV per share is computed by dividing the net assets of a Fund by the number of Fund shares outstanding. The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations.
Shares of a Fund may be purchased through a broker in the secondary market by individual investors at market prices which may vary throughout the day and may differ from NAV.
On holidays or other days when the NYSE is closed, the NAV is not calculated and a Fund does not transact purchase or redemption requests. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which a Fund’s NAV is not calculated. Consequently, a Fund’s portfolio securities may trade and the NAV of the Fund’s shares may be significantly affected on days when a shareholder will not be able to purchase or sell shares of the Fund.
Harbor ETF Trust’s valuation procedures permit the Funds to use a variety of valuation methodologies, consider a number of subjective factors, analyze applicable facts and circumstances and, in general, exercise judgment, when valuing Fund investments. The methodology used for a specific type of investment may vary based on the circumstances and relevant considerations, including available market data. As a general matter, accurately fair valuing investments is difficult and can be based on inputs and assumptions that may not always be correct.
Each Fund generally values portfolio securities and other assets for which market quotes are readily available at market value for purposes of calculating the Fund’s NAV. In the case of equity securities, market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on quotes obtained from a quotation reporting system, established market makers, or independent pricing vendors. In the case of fixed income securities and non-exchange traded derivative instruments, fair market value is generally determined using prices provided by independent pricing vendors. The prices provided by independent pricing vendors reflect the pricing vendor’s assessment using various market inputs of what it believes are the fair market values of the securities at the time of pricing. Those market inputs include recent transaction prices and dealer quotations for the securities, transaction prices for what the independent pricing vendor believes are similar securities and various relationships between factors such as interest rate changes and security prices that are believed to affect the prices of individual securities. Because many fixed income securities trade infrequently, the independent pricing vendor often does not have as a market input, current transaction price information when determining a price for a particular security on any given day. When current transaction price information is available, it is one input into the independent pricing vendor’s evaluation process, which means that the price supplied by the pricing vendor may differ from that transaction price. Short-term fixed income investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value. Exchange-traded options, futures and options on futures are generally valued at the settlement price determined by the relevant exchange.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from independent pricing vendors. As a result, the NAV of Fund shares may be affected by changes in the value of currencies in relation to the U.S. dollar.
When reliable market quotations or prices supplied by an independent pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are generally priced at their fair value, determined according to fair value pricing procedures adopted by the Board of Trustees. A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations, official closing prices or prices supplied by an independent pricing vendor for the same securities. This means a Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or prices supplied by an independent pricing vendor. The fair value prices used by a Fund may also differ from the prices that the Fund could obtain for those securities if the Fund were to sell those securities at the time the Fund determines its NAV.

Buying and Selling Shares
Each Fund issues and redeems shares only in Creation Units at the NAV per share next determined after receipt of an order from an authorized participant. Authorized participants must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Only authorized participants may acquire shares directly from a Fund, and only authorized participants may tender their shares for redemption directly to a Fund, at NAV. Once created, shares trade in the secondary market in quantities less than a Creation Unit.

Shareholder Information

These transactions are made at market prices that may vary throughout the day and may be greater than the Fund’s NAV (premium) or less than the Fund’s NAV (discount). As a result, you may pay more than NAV when you purchase shares, and receive less than NAV when you sell shares, in the secondary market. If you buy or sell shares in the secondary market, you will generally incur customary brokerage commissions and charges and you may also incur the cost of the spread between the price at which a dealer will buy shares of a Fund and the somewhat higher price at which a dealer will sell shares. Due to such commissions and charges and spread costs, frequent trading may detract significantly from investment returns.
A Fund may impose a creation transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units of shares. Information about the procedures regarding creation and redemption of Creation Units and the applicable transaction fees is included in the Statement of Additional Information.

Distribution and Service (12b-1) Fees
Harbor ETF Trust has adopted a distribution plan for each Fund in accordance with Rule 12b-1 under the Investment Company Act. Under each plan, the Funds are authorized to pay distribution and service fees to the Distributor for the sale, distribution and servicing of shares. No Rule 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund may cost you more than certain other types of sales charges.

Book Entry
Shares of the Funds are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (DTC), or its nominee, is the registered owner of all outstanding shares of the Funds. Your ownership of shares will be shown on the records of DTC and the DTC participant broker-dealer through which you hold the shares. Your broker-dealer will provide you with account statements, confirmations of your purchases and sales, and tax information. Your broker-dealer will also be responsible for distributing income and capital gain distributions and for sending you shareholder reports and other information as may be required.

Frequent Purchases and Redemptions of Shares
Each Fund accommodates frequent purchases and redemptions of Creation Units by authorized participants and does not place a limit on purchases or redemptions of Creation Units by these investors. Each Fund reserves the right, but does not have the obligation, to reject any purchase or redemption transaction (subject to legal and regulatory limits regarding redemption transactions) at any time. In addition, each Fund reserves the right to impose restrictions on disruptive, excessive, or short-term trading.

Investments by Registered Investment Companies
Section 12(d)(1) of the Investment Company Act restricts investments by registered investment companies in the securities of other investment companies, including shares of the Funds. Registered investment companies are permitted to invest in the Funds beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including the requirement to enter into an agreement with a Fund.

Note to Authorized Participants Regarding Continuous Offering
Certain legal risks may exist that are unique to authorized participants purchasing Creation Units directly from a Fund. Because new Creation Units may be issued on an ongoing basis, at any point a “distribution," as such term is used in the Securities Act of 1933 (the 1933 Act), could be occurring. As a broker-dealer, certain activities that you perform may, depending on the circumstances, result in your being deemed a participant in a distribution, in a manner which could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the 1933 Act.
For example, you may be deemed a statutory underwriter if you purchase Creation Units from a Fund, break them down into individual Fund shares, and sell such shares directly to customers, or if you choose to couple the creation of a supply of new Fund shares with an active selling effort involving solicitation of secondary market demand for Fund shares. A determination of whether a person is an underwriter for purposes of the 1933 Act depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary market transactions), and thus dealing with shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act.

Shareholder Information

This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, you should note that dealers who are not underwriters but are participating in a distribution (as opposed to engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(A) of the 1933 Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. Firms that incur a prospectus-delivery obligation with respect to shares of a Fund are reminded that, under Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on an exchange is satisfied by the fact that the prospectus is available at the exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange. Certain affiliates of each Fund may purchase and resell Fund shares pursuant to this prospectus.

Shareholder and Account Policies

 This Prospectus provides general tax information only. You should consult your tax adviser about particular federal, state, local or foreign taxes that may apply to you.
Dividends, Distributions and Taxes
Each Fund expects to distribute all or substantially all of its net investment income and realized capital gains, if any, each year. Each Fund declares and pays any capital gains at least annually in December. Harbor Scientific Alpha High-Yield ETF and Harbor Scientific Alpha Income ETF declare and pay any dividends from net investment income monthly. Harbor All-Weather Inflation Focus ETF, Harbor Disruptive Innovation Fund and Harbor Long-Term Growers ETF declare and pay any dividends from net investment income annually in December. Each Fund may also pay dividends and capital gain distributions at other times if necessary, to avoid federal income or excise tax. Each Fund expects distributions, if any, to be from net investment income and/or capital gains. If you purchased your shares in the secondary market, your broker is responsible for distributing the income and capital gains distributions to you.
For U.S. federal income tax purposes, distributions of net long-term capital gains are taxable as long-term capital gains which may be taxable at different rates depending on their source and other factors. Distributions of net short-term capital gains are taxable as ordinary income. Dividends from net investment income are taxable either as ordinary income or, if so reported by a Fund and certain other conditions (including holding period requirements) are met by the Fund and the shareholder, as “qualified dividend income” (“QDI”). QDI is taxable to individual shareholders at a maximum rate of 15% or 20% for U.S. federal income tax purposes (depending on whether the individual’s income exceeds certain threshold amounts). More information about QDI is included in the Funds’ Statement of Additional Information. Since Harbor Scientific Alpha High-Yield ETF’s and Harbor Scientific Alpha Income ETF’s income is derived primarily from sources that do not pay “qualified dividend income,” dividends from the Funds generally will not qualify for taxation at the maximum rate of 15% or 20% U.S. federal income tax rate available to individuals on qualified dividend income. Dividends and capital gains distributions are taxable whether you receive them in cash or reinvest them in additional Fund shares.
Generally, you should avoid investing in a Fund shortly before an anticipated dividend or capital gain distribution. If you purchase shares of a Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. Dividends paid to you may be included in your gross income for tax purposes, even though you may not have participated in the increase in the NAV of the Fund. This is referred to as “buying a dividend.”
When you sell Fund shares, you generally will realize a capital gain or capital loss in an amount equal to the difference between the net amount of the sale proceeds you receive and your tax basis for the shares that you sell or exchange. Character and tax status of distributions will be available to shareholders after the close of each calendar year.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gains distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) earned by U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
If you do not provide your correct social security number or other taxpayer identification number, along with certifications required by the Internal Revenue Service (“IRS”), you may be subject to a backup withholding tax, currently at a rate of 24%, on any dividends and capital gain distributions, and any other payments to you. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% (or lower applicable treaty rate) on amounts treated as ordinary dividends or otherwise “withholdable payments” from a Fund, as discussed in more detail in the Funds’ Statement of Additional Information.
A note on Harbor All-Weather Inflation Focus ETF. One of the requirements for favorable tax treatment as a regulated investment company under the Code is that Harbor All-Weather Inflation Focus ETF derive at least 90% of its gross income from certain qualifying sources of income. Income and gains from direct investments by the Fund in commodity-related instruments generally would not be treated as qualifying income. The IRS has issued final regulations that generally treat the Fund’s income inclusion with respect to the Subsidiary as qualifying income if either (A) there is a distribution out of the earnings and profits of the Subsidiary that are attributable to such income inclusion or (B) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies. Based upon these Treasury Regulations, the Fund expects income and gains derived from the Subsidiary to constitute qualifying income.
The Subsidiary generally will not be subject to U.S. federal income tax. The Subsidiary will, however, be considered a controlled foreign corporation, and the Fund will be treated as a “U.S. shareholder” of the Subsidiary. As a result, the Fund will be required to include in its annual income, income earned by the Subsidiary during the applicable year, whether or not such income is distributed by the Subsidiary. Furthermore, the Fund will be subject to the distribution requirement applicable to open-end management investment companies on such Subsidiary income, whether or not the Subsidiary actually makes a distribution to the Fund during the taxable year. If a net loss is realized by the Subsidiary, such loss is not generally

Shareholder and Account Policies

available to offset the income earned by the Fund, and such loss would not be carried forward to offset taxable income of the Fund or the Subsidiary in future periods.
Future legislation, Treasury Regulations, court decisions and/or guidance issued by the IRS could limit the circumstances in which income and gains derived from the Subsidiary would be considered qualifying income under Subchapter M of the Code or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund.
If the Fund fails to qualify as a regulated investment company for any taxable year, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a regulated investment company, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.

Taxes on Creations and Redemptions of Creation Units
An authorized participant who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for such Creation Units. An authorized participant who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received. The IRS, however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Authorized participants exchanging securities for Creation Units or redeeming Creation Units should consult their own tax advisers with respect to whether wash sale rules apply and when a loss might be deductible and the tax treatment of any creation or redemption transaction.
Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units held as capital assets is generally treated as long-term capital gain or loss if the Shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the Shares (or securities surrendered) have been held for one year or less.
If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you created or sold and at what price.

Cost Basis
The cost basis of Shares acquired by purchase will generally be based on the amount paid for the Shares subject to adjustments as required by the Internal Revenue Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. The cost basis information for sale transactions is generally required to be reported to the IRS and the shareholders. You may elect to have one of several cost basis methods applied to your account and should consult with your tax adviser regarding your specific situation. You should contact your financial intermediary through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of each Fund. Certain information reflects financial results for a single Fund share. Total returns represent the rate that a shareholder would have earned/lost on an investment in a Fund (assuming reinvestment of all dividends and distributions).
This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Funds’ most recent annual report to shareholders, which is available upon request.

HARBOR SCIENTIFIC ALPHA HIGH-YIELD ETF
Period Ended October 31, 2021[a]
Net asset value beginning of period	$50.00
Income from Investment Operations
Net investment income/(loss)[b]	1.70
Net realized and unrealized gain/(loss) on investments	(2.07)
Total from investment operations	(0.37)
Net asset value end of period	49.64
Net assets end of period (000s)	$34,844
Ratios and Supplemental Data (%)
Total return	(0.72)%[c]
Ratio of total expenses to average net assets	0.48[d]
Ratio of net investment income to average net assets	3.42[d]
Portfolio turnover^	1.00[c]

HARBOR SCIENTIFIC ALPHA INCOME ETF
Period Ended October 31, 2021[a]
Net asset value beginning of period	$50.00
Income from Investment Operations
Net investment income/(loss)[b]	1.00
Net realized and unrealized gain/(loss) on investments	(1.90)
Total from investment operations	(0.90)
Net asset value end of period	49.10
Net assets end of period (000s)	$34,367
Ratios and Supplemental Data (%)
Total return	(1.80)%[c]
Ratio of total expenses to average net assets	0.50[d]
Ratio of net investment income to average net assets	2.02[d]
Portfolio turnover^	—[c]
^
Portfolio turnover rate excludes investments received or delivered from in-kind processing of creations or redemptions.
(a)
For the period September 14, 2021 (commencement of operations) through October 31, 2021
(b)
Amounts are based on average daily shares outstanding during the period.
(c)
Unannualized
(d)
Annualized

Fund Details

Other Harbor funds managed by the Adviser are offered by means of separate prospectuses. To obtain a prospectus for any of the Harbor funds visit our website at harborcapital.com or call 800-422-1050 during normal business hours.
CUSIP NUMBER	TICKER SYMBOL
HARBOR ETF TRUST
Harbor All-Weather Inflation Focus ETF
41151J 505	HGER
Harbor Disruptive Innovation ETF
41151J 307	INNO
Harbor Long-Term Growers ETF
41151J 406	WINN
Harbor Scientific Alpha High-Yield ETF
41151J109	SIHY
Harbor Scientific Alpha Income ETF
41151J208	SIFI

Updates Available
For updates on the Harbor ETF Trust following the end of each calendar quarter, please visit our website at harborcapital.com.

[THIS PAGE INTENTIONALLY LEFT BLANK]

For more information
For investors who would like more information about the Funds, the following documents are available upon request:
Annual/Semi-Annual Reports
Additional information about the each Fund’s investments is available in the Funds' annual and semi-annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.
Statement of Additional Information (SAI)
The SAI provides more detailed information about each Fund and is incorporated into this prospectus by reference and therefore is legally part of this prospectus.
This prospectus is not an offer to sell securities in places other than the United States, its territories, and those countries where shares of the Funds are registered for sale.
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
484-320-6239
Shareholder Inquiries
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
Obtain Documents
Free copies of the annual and semi-annual reports, the SAI, and other information about the Funds are available:
harborcapital.com
800-422-1050
Harbor ETF Trust P.O. Box 804660 Chicago, IL 60680-4108
Investors may get text-only copies:
sec.gov
publicinfo@sec.gov (for a fee)
Trustees & Officers
Charles F. McCain
Chairman, President & Trustee
Scott M. Amero
Trustee
Donna J. Dean
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Kathryn L. Quirk
Trustee
Douglas J. Skinner
Trustee
Ann M. Spruill
Trustee
Erik D. Ojala
Chief Compliance Officer

Anmarie S. Kolinski
Treasurer
Kristof M. Gleich
Vice President
Gregg M. Boland
Vice President
Diana R. Podgorny
Secretary
Jodie L. Crotteau
Assistant Secretary
Lana M. Lewandowski
AML Compliance Officer
& Assistant Secretary
Lora A. Kmieciak
Assistant Treasurer
John M. Paral
Assistant Treasurer

Investment Company Act File No. 811-23661
ETF.P.0322

STATEMENT OF ADDITIONAL INFORMATION

January 27, 2023

Acquisition of the assets and liabilities of:

Harbor High-Yield Bond Fund

(a series of Harbor Funds)

(the “Acquired Fund”)

111 South Wacker Drive, 34th Floor

Chicago, IL 60606

800-422-1050

By and in exchange for shares of:

Harbor Scientific Alpha High-Yield ETF

(a series of Harbor ETF Trust)

(the “Acquiring Fund”)

111 South Wacker Drive, 34th Floor

Chicago, IL 60606

800-422-1050

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Information Statement/Prospectus dated January 27, 2023, relating to the reorganization (the “Reorganization”) of the Harbor High-Yield Bond Fund (the “Acquired Fund”), a series of Harbor Funds (the “Acquired Fund Trust”), with and into the Harbor Scientific Alpha High-Yield ETF (the “Acquiring Fund” and together with the Acquired Fund, the “Funds”) a series of the Harbor ETF Trust (the “Acquiring Fund Trust”) that is structured as an exchange-traded fund (“ETF”). The Reorganization is expected to occur on or about February 24, 2023. The Reorganization is not subject to approval by the shareholders of the Acquired Fund.

Unless otherwise indicated, capitalized terms used herein have the same meanings as are given to them in the Information Statement/Prospectus.

Shareholders may also obtain, free of charge, a copy of the materials incorporated by reference into this SAI (1) online at harborcapital.com, (2) by calling 800-422-1050 or (3) by writing to Harbor Funds with respect to the Acquired Fund documents or by writing to Harbor ETF Trust with respect to the Acquiring Fund documents, both at 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

DOCUMENTS INCORPORATED BY REFERENCE	2

SUPPLEMENTAL FINANCIAL INFORMATION	2

1

 DOCUMENTS INCORPORATED BY REFERENCE

This Statement of Additional Information consists of these introductory pages, the accompanying financial statements and related notes and the following documents, each of which was filed electronically with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference herein:

•	The Statement of Additional Information dated March 1, 2022 of the Acquired Fund (Acc-no: 0001193125-22-050163) (the “Acquired Fund SAI”);
•	The Statement of Additional Information dated March 1, 2022 of the Acquiring Fund (Acc-no: 0001193125-22-050186) (the “Acquiring Fund SAI”);
•	The Annual Report dated October 31, 2022 of the Acquired Fund (Acc-no: 0001193125-22-311533) (the “Acquired Fund Annual Report”); and
•	The Annual Report dated October 31, 2022 of the Acquiring Fund (Acc-no: 0001193125-22-311370) (the “Acquiring Fund Annual Report”).

 SUPPLEMENTAL FINANCIAL INFORMATION

The Reorganization will not result in a material change to the Acquired Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. In particular, each security held by the Acquired Fund is eligible to be held by the Acquiring Fund. As a result, a schedule of investments of the Acquired Fund modified to show the effects of such change is not required and is not included. The Adviser estimates that 91% of the portfolio of the Acquired Fund will be repositioned prior to the Reorganization.

There are no material differences in accounting, valuation and taxation policies of the Acquired Fund as compared to those of the Acquiring Fund.

-

111 South Wacker Drive, 34th Floor

Chicago, Illinois 60606-4302

800-422-1050

harborcapital.com

2